UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Secretary
Westcore Trust
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1, 2008 - December 31, 2008

Item 1.  Reports to Stockholders.

2008 ANNUAL REPORT

DECEMBER 31, 2008

WESTCORE EQUITY FUNDS
WESTCORE GROWTH FUND
WESTCORE MIDCO GROWTH FUND
WESTCORE SELECT FUND
WESTCORE BLUE CHIP FUND
WESTCORE MID-CAP VALUE FUND
WESTCORE SMALL-CAP OPPORTUNITY FUND
WESTCORE SMALL-CAP VALUE FUND
WESTCORE MICRO-CAP OPPORTUNITY FUND
WESTCORE INTERNATIONAL FRONTIER FUND

WESTCORE BOND FUNDS
WESTCORE FLEXIBLE INCOME FUND
WESTCORE PLUS BOND FUND
WESTCORE COLORADO TAX-EXEMPT FUND

Westcore Funds are managed by Denver Investments

TABLE OF CONTENTS

SHAREHOLDER LETTER	2

FUND OVERVIEWS
Westcore Growth Fund	3
Westcore MIDCO Growth Fund	5
Westcore Select Fund	7
Westcore Blue Chip Fund	9
Westcore Mid-Cap Value Fund	11
Westcore Small-Cap Opportunity Fund	13
Westcore Small-Cap Value Fund	15
Westcore Micro-Cap Opportunity Fund	17
Westcore International Frontier Fund	19
Westcore Flexible Income Fund	21
Westcore Plus Bond Fund	23
Westcore Colorado Tax-Exempt Fund	25

FUND EXPENSES	27

IMPORTANT DISCLOSURES	29

TRUSTEES AND OFFICERS	32

FINANCIAL STATEMENTS
Statements of Investments	36
Statements of Assets and Liabilities	69
Statements of Operations	71
Statements of Changes in Net Assets	73
Financial Highlights	77
Notes to Financial Statements	85

OTHER IMPORTANT INFORMATION	101

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	102

SHAREHOLDER LETTER

DEAR FELLOW SHAREHOLDERS:

This report includes the 2008 annual financial statements, performance updates and other information about each of our twelve Westcore Funds. We hope you find the redesigned layout of the report helpful. If there is additional information you would like to see in future reports, please let us know.

As you are aware, 2008 was a very difficult year for the economy and investments of all kinds. Both stock market value and personal wealth declined sharply. World economic growth slowed, and many countries entered recession. Economic experts are challenged with finding solutions that will stabilize the economy and renew its growth.

Risk tolerances, financial obligations, financial assets and financial experiences are unique to each investor. The Westcore family of funds offers a diverse range of investment options to help meet your specific investment needs.

We would especially like to focus your attention on two funds — the Westcore Select Fund (Page 7) and the Westcore Plus Bond Fund (Page 23).

The Westcore Select Fund earned an Overall Morningstar Rating of 5 stars in the Mid-Cap Growth Fund category as of December 31, 2008 as compared to 821 funds in the category. The Westcore Select Fund is an equity fund typically holding just 20 to 35 common stocks that usually are also holdings of the more-diversified Westcore MIDCO Growth Fund. As of December 31, 2008, the Westcore Select Fund received a Morningstar Rating of 5 stars for the 3- and 5-year periods out of 821 and 674 Mid-Cap Growth Funds, respectively. Morningstar ratings reflect historical risk-adjusted performance (please see page 30 for more detail regarding Morningstar ratings).

The Westcore Plus Bond Fund earned an Overall Morningstar Rating of 4 stars in the Intermediate-Term Bond Fund category as of December 31, 2008 as compared to 991 funds in the category. This fund is a diversified fixed income fund focusing on investment-grade quality bonds of varying maturities. As of December 31, 2008, the Westcore Plus Bond Fund received a Morningstar Rating of 3 stars for the 3-year period and 4 stars for the 5- and 10-year periods out of 991, 857 and 458 Intermediate-Term Bond Funds, respectively. Morningstar ratings reflect historical risk-adjusted performance (please see page 30 for more detail regarding Morningstar ratings).

The investment adviser for the Westcore Funds, Denver Investments, has been managing money for over fifty years. In this difficult environment, Denver Investments remains focused on fundamental research, reasonable valuations and the collective experiences of its investment teams. This isn’t the first time we have navigated challenging markets, and it won’t be the last.

We understand the anxiety a year like 2008 creates for you, our fellow shareholders. Our economic system is undergoing tremendous change. In the past when this has happened, the United States has corrected problems and become stronger. The future is always unknown, but the energy and creativity of the American people have solved many complex problems. We believe that ultimately our current economic challenges will have a positive outcome—however, patience will be required.

As always, we appreciate your investment with Westcore Funds.

Jack D. Henderson Chairman	Todger Anderson, CFA President

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

WESTCORE GROWTH FUND (WTEIX, WILGX)

Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

Fund Management

Ross G. Moscatelli, CFA Lead Portfolio Manager
Derek J. Scarth Co-Portfolio Manager
Craig W. Juran, CFA Co-Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class	-45.33%	-11.19%	-3.72%	0.82%	6.80%	6/1/88
Institutional Class	-45.26	-11.19	-3.72	0.82	6.80	9/28/07
Russell 1000 Growth Index	-38.43	-9.10	-3.42	-4.27	7.62
Lipper Large-Cap Growth Index	-41.39	-10.97	-3.99	-4.76	6.79

Retail Class Annual Expense Ratio — Gross: 1.03%, Net: 1.03%
Institutional Class Annual Expense Ratio — Gross: 1.90%, Net: 0.92%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Manager Commentary

▪
In 2008, equity markets recorded the second worst annual return in history. Fears of a deepening and prolonged recession, driven by a deleveraging consumer and a frozen global financial system increased risk aversion.

▪
Looking back to the beginning of 2008, the landscape is barely recognizable; financial pillars crumbled, the Fed and the Treasury Department seemed more like firemen than regulators and legislators, a new President of the United States was elected and global growth simply disappeared.

▪	The market did not appear to differentiate between “bad” and “good” companies making outperformance based on individual stock selection extremely difficult.

▪
In 2007, the Fund outperformed the benchmark in every sector we invested in. The only drag on performance was cash. In 2008, we experienced just the opposite, with cash and utilities (a sector we had no investments in) being the only areas to generate outperformance.

▪
While the industrials sector did produce two of our top performing stocks in 2008, URS Corp. and DRS Technologies, those positive contributions were overcome by the decline of other holdings in the sector.

▪
In materials, the Fund underperformed its benchmark for the year due to overexposure in the sector via investments in Monsanto Co. and Potash Corp. of Saskatchewan Inc. Both saw fears early in the year of an undersupply evaporate with the decline in global growth.

▪	Within consumer staples, traditionally a non-growth sector, our underweighting and lack of investment in Wal-Mart Stores, Inc. proved to be very costly in 2008.

▪	Information technology was the largest detractor from Fund performance for the year with both an overweight in the sector and poor returns from Research in Motion Ltd., Apple Inc. and Google Inc.

▪	Within energy, one of the most volatile sectors in 2008, the positive Fund return from Range Resources Corp., was overcome by the sharp declines of Transocean Ltd. and Schlumberger Ltd.

▪
In the short term, we continue to look for stabilizers in the equity market. Some indicators we are looking for include a steadying consumer as the effect of lower gas prices and the potential for refinancing home loans at lower rates unfold. Also, we await economic stimulus from our new President and his administration, which will hopefully provide clarity to the markets. We believe the portfolio has exposure to great franchises that will lead the next leg of growth. Thank you for your investment and confidence in our process and team.

WESTCORE GROWTH FUND (continued)

Stock Performance

(for 12 months ended 12/31/08)

Top 5 Stocks	Average Weight	Contribution to Return
URS Corp.	0.17%	0.39%
McDonald’s Corp.	1.89	0.30
Gilead Sciences Inc.	2.17	0.27
DRS Technologies	0.33	0.20
Range Resources Corp.	0.09	0.20

Bottom 5 Stocks
Transocean Ltd.	1.26%	-1.40%
Schlumberger Ltd.	1.54	-1.51
Research In Motion Ltd.	2.37	-2.00
Apple Inc.	3.68	-2.48
Google Inc.	3.70	-2.96

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during 2008, please call 1-800-392-CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/08)
Google Inc.	4.0%
Gilead Sciences Inc.	3.9
Hewlett-Packard Co.	3.9
Genentech Inc.	3.8
Cisco Systems Inc.	3.6
McDonald’s Corp.	3.4
Norfolk Southern Corp.	2.7
Monsanto Co.	2.6
Qualcomm Inc.	2.6
Apple Inc.	2.5
Total (% of Net Assets)	33.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Large Growth Category
Overall	«««	1,507
3 Year	«««	1,507
5 Year	«««	1,243
10 Year	««««	608

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Growth Fund	Russell 1000 Growth Index
Weighted Average Market Capitalization ($Bil)	$55.8	$55.9
Price/Earnings (trailing 1 year)	15.0x	13.7x
EPS Growth (3-year historical)	29.9%	21.2%
Beta	1.1	1.0
Number of Holdings	70	–
Portfolio Turnover Rate	183%	–

Please see page 31 for definitions of terms.

Sector Allocation
(as of 12/31/08)
	Westcore Growth Fund	Russell 1000 Growth Index	Relative Weights
			Under	Over
Consumer Discretionary	12.7	9.7		3.0%
Consumer Staples	7.2	14.4	-7.2
Energy	9.1	8.4		0.7
Financials	5.3	3.8		1.5
Healthcare	17.0%	15.6%		1.4
Industrials	13.6	13.5		0.1
Information Technology	30.0	28.2		1.8
Materials	3.7	3.7		0.0
Telecommunication Services	0.0	0.7	-0.7
Utilities	0.0	2.0	-2.0
ST Investments/Net Other Assets	1.4	0.0		1.4
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization
(as of 12/31/08)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $10	10.2%	13
$10 - $50	49.9	38
$50 - $100	33.5	14
Over $100	6.4	4

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MIDCO GROWTH FUND (WTMGX, WIMGX)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management
William S. Chester, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Co-Portfolio Manager
Mitch S. Begun, CFA Co-Portfolio Manager	Jeffrey S. Payne, CFA Co-Portfolio Manager
Adam C. Bliss Co-Portfolio Manager	F. Wiley Reed, CFA Co-Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class	-44.92%	-11.72%	-4.13%	0.99%	8.67%	8/1/86
Institutional Class	-44.86	-11.65	-4.09	1.02	8.69	9/28/07
Russell Midcap Growth Index	-44.32	-11.78	-2.33	-0.19	7.98
Lipper Mid-Cap Growth Index	-44.03	-8.97	-1.18	0.49	7.56

Retail Class Annual Expense Ratio — Gross: 1.03%, Net: 1.03%
Institutional Class Annual Expense Ratio — Gross: 0.97%, Net: 0.93%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Manager Commentary

▪
2008 will no doubt be remembered as one of the most difficult investment periods on record. The magnitude of the overall market decline was severe and few investors were left unscathed. The scope was global with few places to hide as stock, bond and commodity investors alike suffered financial pain as evidence grew that we were entering a period of a severe global economic slowdown

▪
The healthcare sector was our best relative performer during the year due to strong stock selection. Millennium Pharmaceuticals Inc., Cephalon Inc. and Myriad Genetics Inc. each performed well in this difficult market. We were overweight this sector in 2008 at 18% in the portfolio versus about 13% in the benchmark. Healthcare stocks in general held up better than most other sectors in this volatile market.

▪
Although the industrials sector proved challenging for the year, we were able to outperform the benchmark mainly due to the outstanding performance of Delta Air Lines Inc. and Continental Airlines Inc. After rising to incredible speculative levels in the first half of the year, the retreat in oil prices proved beneficial to Delta and Continental due to significantly lower fuel costs.

▪
The consumer discretionary sector was our largest relative detractor during the year. Stocks in this sector were hit hard and our stock selection underperformed overall. Holdings in ArvinMeritor Inc., a commercial truck parts supplier and GameStop Corp., a video-game retailer, suffered meaningful declines as consumers cut back spending. We believe valuations across this sector are compelling, but we anticipate increasing our exposure slowly as we are mindful of continued consumer pressure and a slow economic rebound.

▪
Looking ahead, we believe that global economic conditions will likely remain difficult for the better part of this year and the recovery will be gradual. There are a number of positives unfolding such as lower interest rates and mortgage rates, lower commodity and energy prices in particular and valuation levels that are very compelling. However, we believe these indicators alone are not enough. We need to see improving economic fundamentals before investor and consumer confidence will return. There are no easy answers, but we believe that significant opportunity exists over time and we’re working hard to capitalize on it and reward our shareholders in the months and years to come.

WESTCORE MIDCO GROWTH FUND (continued)

Stock Performance
(for 12 months ended 12/31/08)
Top 5 Stocks	Average Weight	Contribution to Return
Delta Air Lines Inc.	1.55%	1.04%
Millennium Pharmaceuticals Inc.	0.53	0.71
Take-Two Interactive Software Inc.	0.56	0.58
Continental Airlines Inc.	1.37	0.50
DRS Technologies	0.76	0.42

Bottom 5 Stocks
Cameron International Corp.	1.74%	-1.18%
TJX Companies Inc.	1.93	-1.20
GameStop Corp.	1.47	-1.22
Electronic Arts Inc.	0.84	-1.24
ArvinMeritor Inc.	1.53	-1.71

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during 2008, please call 1-800-392-CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/08)
Delta Air Lines Inc.	4.2%
Cephalon Inc.	3.7
Continental Airlines Inc.	2.8
Illumina Inc.	2.4
Coach Inc.	2.4
Myriad Genetics Inc.	2.3
Laboratory Corporation of America Holdings	2.3
Humana Inc.	2.3
Netflix Inc.	2.3
Juniper Networks Inc.	2.1
Total (% of Net Assets)	26.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Mid-Cap Growth Category
Overall	«««	821
3 Year	«««	821
5 Year	««	674
10 Year	«««	335

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore MIDCO Growth Fund	Russell Midcap Growth Index
Weighted Average Market Capitalization ($Bil)	$4.2	$5.4
Price/Earnings (trailing 1 year)	15.0x	14.0x
EPS Growth (3-year historical)	19.6%	19.8%
Beta	1.3	1.3
Number of Holdings	68	–
Portfolio Turnover Rate	142%	–

Please see page 31 for definitions of terms.

Sector Allocation
(as of 12/31/08)

	Westcore MIDCO	Russell Midcap	Relative Weights
	Growth Fund	Growth Index	Under	Over
Consumer Discretionary	19.8%	18.4%		1.4%
Consumer Staples	1.2	4.7	-3.5
Energy	5.9	8.5	-2.6
Financials	9.7	5.9		3.8
Healthcare	18.2	13.5		4.7
Industrials	21.9	18.6		3.3
Information Technology	18.5	19.4	-0.9
Materials	0.0	4.5	-4.5
Telecommunication Services	1.7	2.8	-1.1
Utilities	0.0	3.7	-3.7
ST Investments/Net Other Assets	3.1	0.0		3.1
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization
(as of 12/31/08)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $1	3.6%	4
$1 - $5	64.2	45
$5- $10	29.6	16
Over $10	2.6	2

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SELECT FUND (WTSLX)

Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management

William S. Chester, CFA Lead Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class	-34.35%	-3.50%	2.69%	N/A	10.22%	10/1/99
Russell Midcap Growth Index	-44.32	-11.78	-2.33	N/A	-1.07
Lipper Mid-Cap Growth Index	-44.03	-8.97	-1.18	N/A	-1.20

Retail Class Annual Expense Ratio — Gross: 1.21%, Net: 1.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Westcore Select Fund is a non-diversified Fund and investing in non-diversified funds generally will be more volatile and a loss of principal could be greater than investing in more diversified funds.

Westcore Select Fund may participate in the Initial Public Offering (“IPO”) market, and a significant portion of the Fund’s since inception return is attributable to its investments in IPOs, which in turn have had a magnified impact due to the Fund’s relatively small asset base. As the Fund’s assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Manager Commentary

▪
2008 will no doubt be remembered as one of the most difficult investment periods on record. The magnitude of the overall market decline was severe and few investors were left unscathed. The scope was global with few places to hide as stock, bond and commodity investors alike suffered financial pain as evidence grew that we were entering a period of a severe global economic slowdown.

▪
The healthcare sector was our best relative performer in 2008 due to strong stock selection and significant exposure at about 23% versus about 13% in the benchmark. Millennium Pharmaceuticals Inc., Cephalon Inc. and Endo Pharmaceuticals Inc. each performed well in this difficult market.

▪
The industrials sector was another major contributor for the year mainly due to the outstanding performance of Delta Air Lines Inc., our largest position in the Fund. After rising to incredible speculative levels in the first half of the year, the retreat of oil prices proved beneficial to Delta. However, the industrials sector was not without disappointments. Kansas City Southern, a rail transportation provider, underperformed significantly in expectation of continued slowdown in their business as the economy continued to slow.

▪
The financial sector also aided performance relative to the benchmark during the year as we avoided bank stocks and focused on asset managers and insurance brokers. While asset managers, such as Lazard Ltd. were hard hit as overall assets under management declined with the market, our financials holdings held up better than those of the benchmark.

▪
The largest relative detractor from performance during the year was our underweight position in the consumer staples sector. We did have one holding, Herbalife Ltd., and it performed well, but the underweight turned out to be an opportunity cost in a sector that held up a little better in this difficult market.

▪
Looking ahead, we believe that global economic conditions will likely remain difficult for the better part of this year and the recovery will be gradual. There are a number of positives unfolding such as lower interest rates and mortgage rates, lower commodity and energy prices in particular and valuation levels that are very compelling. However, we believe these indicators alone are not enough. We need to see improving economic fundamentals before investor and consumer confidence will return. There are no easy answers, but we believe that significant opportunity exists over time and we’re working hard to capitalize on it and reward our shareholders in the months and years to come.

WESTCORE SELECT FUND (continued)

Stock Performance
(for 12 months ended 12/31/08)

Top 5 Stocks	Average Weight	Contribution to Return
Delta Air Lines Inc.	6.26%	2.80%
Millennium Pharmaceuticals Inc.	0.97	2.58
DRS Technologies	2.16	1.84
Netflix Inc.	2.78	1.53
Take-Two Interactive Software Inc.	0.88	1.37

Bottom 5 Stocks
United Therapeutics Corp.	1.79%	-2.71%
Monster Worldwide Inc.	1.73	-2.79
Lazard Ltd.	4.21	-2.80
Marvell Technology Group Ltd.	2.76	-3.03
Kansas City Southern	1.38	-3.33

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during 2008, please call 1-800-392-CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/08)
Delta Air Lines Inc.	8.0%
Netflix Inc.	6.5
Endo Pharmaceuticals Inc.	5.4
Invesco Ltd.	4.8
Aon Corp.	4.8
Humana Inc.	4.4
Cephalon Inc.	4.4
Coach Inc.	4.3
McAfee Inc.	4.3
Broadcom Corp.	4.3
Total (% of Net Assets)	51.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Mid-Cap Growth Category
Overall	«««««	821
3 Year	«««««	821
5 Year	«««««	674

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Select Fund	Russell Midcap Growth Index
Weighted Average Market Capitalization ($Bil)	$5.2	$5.4
Price/Earnings (trailing 1 year)	16.5x	14.0x
EPS Growth (3-year historical)	16.7%	19.8%
Beta	1.3	1.3
Number of Holdings	24	–
Portfolio Turnover Rate	237%	–

Please see pages 31 for definitions of terms.

Sector Allocation
(as of 12/31/08)
	Westcore	Russell Midcap	Relative Weights
	Select Fund	Growth Index	Under	Over
Consumer Discretionary	14.9%	18.4%	3.5%
Consumer Staples	0.0	4.7	-4.7
Energy	0.0	8.5	-8.5
Financials	9.6	5.9		3.7
Healthcare	26.5	13.5		13.0
Industrials	11.5	18.6	-7.1
Information Technology	29.6	19.4		10.2
Materials	0.0	4.5	-4.5
Telecommunication Services	2.2	2.8	-0.6
Utilities	0.0	3.7	-3.7
ST Investments/Net Other Assets	5.7	0.0		5.7
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization
(as of 12/31/08)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $1	0.0%	0
$1 - $5	52.1	12
$5 - $10	42.8	10
Over $10	5.1	1

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE BLUE CHIP FUND (WTMVX, WIMVX)

Fund Strategy

Investing in large, well-established companies whose stocks appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Co-Portfolio Manager
Mark M. Adelmann, CPA, CFA Co-Portfolio Manager
Derek R. Anguilm, CFA Co-Portfolio Manager
Troy Dayton, CFA Co-Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class	-36.24%	-9.64%	-2.18%	-0.87%	7.45%	6/1/88
Institutional Class	-36.09	-9.55	-2.12	-0.84	7.46	9/28/07
S&P 500 Index	-37.00	-8.36	-2.19	-1.38	8.35
Lipper Large-Cap Core Index	-37.07	-8.71	-2.73	-1.90	7.55

Retail Class Annual Expense Ratio — Gross: 1.13%, Net: 1.13%
Institutional Class Annual Expense Ratio — Gross: 1.03%, Net: 0.98%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Manager Commentary

▪
Market corrections, such as that experienced in 2008, most certainly test the resolve of investors. Weakness that had been centered on financials through much of the first three quarters spread across most sectors by the fourth quarter and meaningful economic slowing became inevitable on the back of the financial crisis.

▪
In the basic materials sector the Fund outperformed its benchmark for the year driven largely by Fund holding Ball Corp. Ball’s exposure to food and beverage can markets made them more resilient to the economic slowdown. Additionally, the company was able to execute on cost saving initiatives, which we project will result in incremental cost savings in 2009.

▪
The Fund also outperformed its benchmark in the medical/healthcare sector in 2008, led by Amgen Inc. The stock benefited as investors saw value in their novel osteoporosis drug, Denosumab. We believe in the potential this drug has not only for the treatment of osteoporosis, but also for treating bone loss in oncology patients.

▪
One of our best performing stocks for the year, Darden Restaurants Inc., was a bright spot in the otherwise challenging consumer cyclical sector. Darden proved more resilient to the economic slowdown than other restaurant operators. We continue to believe that Darden’s value-oriented restaurants, Olive Garden and Red Lobster, are well positioned in this difficult economic environment.

▪
The Fund’s weaker relative performance in the energy sector in 2008 was largely due to holding Transocean Ltd. We believe this stock underperformed on the expectation that long-term contracts for state of the art offshore rigs will be cancelled. However, we believe its quality rigs will continue to be employed and produce strong free cash flow.

▪
The financial crisis resulted in much more damage than was expected as we entered the fourth quarter. Our interest rate sensitive holdings were impacted severely and the sector produced two of our worst performers for the year, Bank of America Corp. and Wachovia Corp.

▪
The market decline experienced in 2008 led to unprecedented intervention by governments around the globe. Only time will tell whether their efforts will be effective and when we will begin to see stabilization and improvement in financial markets. We continue to focus the portfolio on companies we believe have strong balance sheets and the ability to continue generating free cash flow while seeking to minimize the risks from the economic slowdown. It appears to us that high quality companies are available at very attractive valuations, and we are optimistic as we look to 2009.

WESTCORE BLUE CHIP FUND (continued)

Stock Performance
(for 12 months ended 12/31/08)
Top 5 Stocks	Average Weight	Contribution to Return
Amgen Inc.	2.26%	0.42%
Darden Restaurants Inc.	2.24	0.27
Travelers Cos. Inc.	1.26	0.23
Ball Corp.	2.75	0.11
Exxon Mobil Corp.	0.02	0.08

Bottom 5 Stocks
Bank of America Corp.	1.12%	-1.55%
Marathon Oil Corp.	2.51	-1.59
Wachovia Corp.	0.61	-1.72
Cisco Systems Inc.	4.09	-1.72
Transocean Ltd.	3.55	-3.34

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during 2008, please call 1-800-392-CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/08)
Cisco Systems Inc.	4.2%
Abbott Laboratories	3.9
Occidental Petroleum Corp.	3.8
Qualcomm Inc.	3.7
Colgate-Palmolive Co.	3.4
Amgen Inc.	3.3
Darden Restaurants Inc.	3.1
Quanta Services Inc.	3.1
Ball Corp.	3.0
Norfolk Southern Corp.	3.0
Total (% of Net Assets)	34.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Large Blend Category
Overall	«««	1,748
3 Year	«««	1,748
5 Year	«««	1,365
10 Year	«««	683

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Blue Chip Fund	S&P 500 Index
Weighted Average Market Capitalization ($Mil)	$45.2	$78.3
Price/Cash Flow (trailing 1 year)	8.9x	8.2
Price/Book Value	2.4x	2.5x
Price/Earnings (trailing 1 year)	12.1x	12.4x
Beta	1.0	0.9
Cash	1.5%	–
Number of Holdings	47	–
Portfolio Turnover Rate	27%	–

Please see page 31 for definitions of terms.

Sector Allocation
(as of 12/31/08)
	Westcore Blue	S&P 500	Relative Weights
	Chip Fund	Index	Under	Over
Basic Materials	3.3%	2.4%		0.9%
Capital Goods	5.7	7.9	-2.2
Commercial Services	5.0	2.2		2.8
Communications	8.7	7.6		1.1
Consumer Cyclical	12.4	11.6		0.8
Consumer Staples	7.9	11.7	-3.8
Energy	12.7	12.8	-0.1
Interest Rate Sensitive	12.4	11.6		0.8
Medical/Healthcare	11.9	14.3	-2.4
REITs	0.0	0.9	-0.9
Technology	13.1	10.7		2.4
Transportation	3.0	2.2		0.8
Utilities	2.3	4.1	-1.8
ST Investments/Net Other Assets	1.6	0.0		1.6
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization
(as of 12/31/08)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $10	23.2%	12
$10 - $50	47.3	22
$50 - $100	20.6	8
Over $100	8.9	4

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MID-CAP VALUE FUND (WTMCX)

Fund Strategy

Investing in medium-sized companies whose stocks appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Co-Portfolio Manager
Mark M. Adelmann, CPA, CFA Co-Portfolio Manager
Derek R. Anguilm, CFA Co-Portfolio Manager
Troy Dayton, CFA Co-Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class	-42.38%	-13.07%	-1.66%	4.24%	5.32%	10/1/98
Russell Midcap Value Index	-38.44	-9.98	0.33	4.45	5.64
Lipper Mid-Cap Value Index	-39.71	-10.27	-1.24	3.95	5.21

Retail Class Annual Expense Ratio — Gross: 1.19%, Net: 1.19%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Manager Commentary

▪
Market corrections such as we experienced in 2008 most certainly test the mettle of investors. While fear and retreat may be the most likely reactions, past examples of the ability of American businesses to rise from the depths of recession to new heights suggest to us that these reactions are shortsighted. Examples that come to mind include Walt Disney Company’s founding during the recession of 1923-24, Hewlett-Packard’s start during the Great Depression and Microsoft’s founding during the recession of 1974-75.

▪
Absolute results were decidedly negative and investors found no place to hide. Stocks, bonds and commodities; domestic and international; growth and value; large-cap to small-cap – it made no difference. Likewise, within the mid-cap value space every sector in which the Fund and the benchmark invested during 2008 produced negative returns.

▪
Within the consumer cyclical sector, we did manage to find a bright spot in Darden Restaurants Inc. The company proved more resilient during the economic slowdown than other restaurant operators. We believe that Darden’s value-oriented restaurants, Olive Garden and Red Lobster, are well-positioned during these difficult economic times.

▪
Although the interest rate sensitive sector was one of the most disappointing in 2008, it did produce one of our top performers, Annaly Capital Management Inc. Annaly benefited from the declining interest rate environment, which enabled them to earn double-digit returns while being modestly leveraged relative to their peers.

▪
Within capital goods, General Cable Corp. was not immune to the global slowdown in industrial activity. It reported earnings and guidance below expectations. However, as of year-end, its sales backlog was still healthy and we believe its long-term prospects remain positive.

▪
Within the communications sector, CommScope Inc. was negatively impacted by reductions in capital spending. As of the end of 2008, we believe the company was well-positioned to take advantage of opportunities in enterprise and carrier network spending that we expect to occur due to capacity issues within the industry.

▪
Despite the challenging market, we are excited by the fact that we are finding many companies across all sectors that we believe are attractively valued, fundamentally strong and capable of generating excess cash.

WESTCORE MID-CAP VALUE FUND (continued)

Stock Performance
(for 12 months ended 12/31/08)
Top 5 Stocks	Average Weight	Contribution to Return
Annaly Capital Management Inc.	1.64%	0.69%
Darden Restaurants Inc.	2.68	0.53
PartnerRe Ltd.	1.99	0.40
Cephalon Inc.	2.57	0.23
Protective Life Corp.	0.65	0.05

Bottom 5 Stocks
Manitowoc Co.	1.93%	-1.86%
Invesco Ltd.	3.46	-1.87
Affiliated Managers Group Inc.	2.44	-2.12
General Cable Corp.	3.04	-2.40
CommScope Inc.	2.98	-2.42

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during 2008, please call 1-800-392-CORE (2673) or email invest@westcore.com

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/08)
Darden Restaurants Inc.	3.9%
Annaly Capital Management Inc.	3.4
Reinsurance Group of America Inc.	3.3
Crown Holdings Inc.	3.2
Invesco Ltd.	3.2
Westar Energy Inc.	3.0
Quanta Services Inc.	3.0
PartnerRe Ltd.	2.8
Cephalon Inc.	2.8
UGI Corp.	2.7
Total (% of Net Assets)	31.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Mid-Cap Blend Category
Overall	«««	423
3 Year	««	423
5 Year	«««	337
10 Year	«««	163

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Mid-Cap Value Fund	Russell Midcap Value Index
Weighted Average Market Capitalization ($Bil)	$3.8	$5.0
Price/Cash Flow (trailing 1 year)	7.1x	7.0x
Price/Book Value	1.7x	1.4x
Price/Earnings (trailing 1 year)	12.9x	12.9x
Beta	1.2	1.1
Number of Holdings	56	–
Portfolio Turnover Rate	34%	–

Please see page 31 for definitions of terms.

Sector Allocation
(as of 12/31/08)
	Westcore Mid-Cap	Russell Midcap	Relative Weights
	Value Fund	Value Index	Under	Over
Basic Materials	5.5%	6.4%	-0.9%
Capital Goods	2.1	3.9	-1.8
Commercial Services	8.1	3.7		4.4
Communications	2.9	2.5		0.4
Consumer Cyclical	10.8	11.8	-1.0
Consumer Staples	6.2	10.1	-3.9
Energy	5.2	4.8		0.4
Interest Rate Sensitive	21.6	22.7	-1.1
Medical/Healthcare	8.9	4.4		4.5
REITs	5.5	8.6	-2.9
Technology	8.4	3.8		4.6
Transportation	0.8	1.9	-1.1
Utilities	12.9	15.4	-2.5
ST Investments/Net Other Assets	1.1	0.0		1.1
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization
(as of 12/31/08)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $1	7.8%	7
$1 - $5	71.1	39
$5 - $10	17.4	7
Over $10	3.7	2

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SMALL-CAP OPPORTUNITY FUND (WTSCX, WISCX)

Fund Strategy

Investing in small-company stocks that appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Co-Portfolio Manager
Mark M. Adelmann, CPA, CFA Co-Portfolio Manager
Derek R. Anguilm, CFA Co-Portfolio Manager
Troy Dayton, CFA Co-Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class	-35.90%	-10.36%	-1.50%	2.88%	6.60%	12/28/93
Institutional Class	-35.76	-10.28	-1.45	2.91	6.62	9/28/07
Russell 2000 Index	-33.79	-8.29	-0.93	3.02	5.89
Lipper Small-Cap Core Index	-35.59	-9.29	-1.01	4.06	6.91

Retail Class Annual Expense Ratio — Gross: 1.70%, Net: 1.30%
Institutional Class Annual Expense Ratio — Gross: 2.38%, Net: 1.08%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Manager Commentary

▪
Market corrections such as we experienced in 2008 most certainly test the mettle of investors. While fear and retreat may be the most likely reactions, past examples of the ability of American businesses to rise from the depths of recession to new heights suggest to us that these reactions are shortsighted. Examples that come to mind include Walt Disney Company’s founding during the recession of 1923-24, Hewlett-Packard’s start during the Great Depression and Microsoft’s founding during the recession of 1974-75.

▪
Absolute results were decidedly negative, as investors found no place to hide during the year. Stocks, bonds and commodities; domestic and international; growth and value; large-cap and small-cap – it made no difference.

▪
The greatest contributions to the Fund relative to its benchmark during the year came from the consumer cyclical, interest rate sensitive and commercial services sectors. Within the interest rate sensitive sector, First Cash Financial Services Inc., announced the sale of its “buy here, pay here” auto business. Investors viewed this favorably and the stock was up strongly for the year.

▪
While the utilities sector was not one of our top contributors relative to the benchmark, it did produce one of our best performing stocks. South Jersey Industries Inc. was a stellar contributor with a double-digit return. They reaped rewards from doubling their pipeline capacity as these assets became more valuable. We believe they also stand to benefit from implementation of energy infrastructure projects in years to come.

▪
Our biggest disappointments relative to the benchmark in 2008 were in the medical/ healthcare, capital goods and transportation sectors. Orthofix International N.V., an orthopedic equipment manufacturer, was our biggest detractor due to disruption in a portion of the company’s spine distribution channel. Steps were taken to consolidate this business segment and other segments of the company continued to perform well. Capital goods holding, General Cable Corp., was impacted by the global slowdown in industrial activity and reported earnings and guidance below expectations. As of the end of 2008, their sales backlog was still healthy and we believe their long-term trends remain positive.

▪
Despite the challenging market, we are excited by the fact that we are finding many companies across all sectors that we believe are attractively valued, fundamentally strong and capable of generating excess cash.

WESTCORE SMALL-CAP OPPORTUNITY FUND (continued)

Stock Performance
(for 12 months ended 12/31/08)
Top 5 Stocks	Average Weight	Contribution to Return
Superior Essex Inc.	1.72%	1.23%
First Cash Financial Services Inc.	2.13	0.95
Sciele Pharma	2.11	0.83
South Jersey Industries Inc.	2.23	0.66
IPC Holdings Ltd.	1.82	0.62

Bottom 5 Stocks
Phoenix Cos. Inc.	1.71%	-1.60%
K-V Pharmaceutical Co.	1.49	-1.62
General Cable Corp.	1.87	-1.71
Novatel Wireless Inc.	1.79	-2.21
Orthofix International N.V.	2.35	-2.30

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during 2008, please call 1-800-392-CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/08)
Waste Connections Inc.	4.2%
South Jersey Industries Inc.	3.5
IPC Holdings Ltd.	3.4
Steris Corp.	3.0
First Cash Financial Services Inc.	3.0
Anworth Mortgage Asset Corp.	3.0
Casey’s General Stores Inc.	2.9
Steve Madden Ltd.	2.8
Piper Jaffray Cos.	2.6
EMCOR Group Inc.	2.6
Total (% of Net Assets)	31.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Small Blend Category
Overall	«««	561
3 Year	«««	561
5 Year	«««	449
10 Year	««	216

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Small-Cap Opportunity Fund	Russell 2000 Index
Weighted Average Market Capitalization ($Mil)	$902	$880
Price/Cash Flow (trailing 1 year)	7.7x	9.4x
Price/Book Value	1.5x	1.9x
Price/Earnings (trailing 1 year)	13.5x	14.5x
Beta	1.3	1.1
Number of Holdings	60	–
Portfolio Turnover Rate	57%	–

Please see page 31 for definitions of terms.

Sector Allocation
(as of 12/31/08)
	Westcore Small-Cap	Russell 2000	Relative Weights
	Opportunity Fund	Index	Under	Over
Basic Materials	2.3%	4.1%	-1.8%
Capital Goods	8.3	7.4		0.9
Commercial Services	5.7	8.6	-2.9
Communications	4.5	4.1		0.4
Consumer Cyclical	10.7	11.2	-0.5
Consumer Staples	5.5	4.5		1.0
Energy	3.2	4.5	-1.3
Interest Rate Sensitive	22.7	18.5		4.2
Medical/Healthcare	11.3	15.1	-3.8
REITs	4.1	5.0	-0.9
Technology	11.3	9.7		1.6
Transportation	3.9	2.7		1.2
Utilities	5.3	4.6		0.7
ST Investments/Net Other Assets	1.2	0.0		1.2
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization
(as of 12/31/08)

Market Cap Range ($ Mil)	Percent of Total Investments*	Number of Holdings
$0 - $500	29.8%	25
$500 - $1,000	35.3	18
$1,000 - $2,000	26.7	13
Over $2,000	8.2	3

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SMALL-CAP VALUE FUND (WTSVX, WISVX)

Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Co-Portfolio Manager
Mark M. Adelmann, CPA, CFA Co-Portfolio Manager
Derek R. Anguilm, CFA Co-Portfolio Manager
Troy Dayton, CFA Co-Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class	-33.57%	-7.44%	N/A	N/A	-4.36%	12/13/04
Institutional Class	-33.51	-7.40	N/A	N/A	-4.33	9/28/07
Russell 2000 Value Index	-28.93	-7.48	N/A	N/A	-4.15
Lipper Small-Cap Value Index	-32.82	-9.11	N/A	N/A	-4.34

Retail Class Annual Expense Ratio — Gross: 1.38%, Net: 1.30%
Institutional Class Annual Expense Ratio — Gross: 1.51%, Net: 1.21%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Investing in small-cap funds generally will be more volatile and loss of prinicipal could be greater than investing in larger-cap funds.

Manager Commentary

▪
Market corrections such as we experienced in 2008 most certainly test the mettle of investors. While fear and retreat may be the most likely reactions, past examples of the ability of American businesses to rise from the depths of recession to new heights suggest to us that these reactions are shortsighted. Examples that come to mind include Walt Disney Company’s founding during the recession of 1923-24, Hewlett-Packard’s start during the Great Depression and Microsoft’s founding during the recession of 1974-75.

▪
Absolute results were decidedly negative, as investors found no place to hide during the year. Stocks, bonds and commodities; domestic and international; growth and value; large-cap and small-cap – it made no difference.

▪
The three sectors that had the greatest positive contribution relative to the benchmark during the year were communications, utilities and consumer staples. South Jersey Industries Inc. was a stellar contributor within the utilities sector with a double-digit return. They reaped rewards from doubling their pipeline capacity as these assets became more valuable. We believe they also stand to benefit from implementation of energy infrastructure projects in years to come.

▪
The consumer cyclical sector was a challenging area in 2008 but our holdings met with mixed results. One of our top performers, Aaron Rents Inc., saw its customer base expand as many consumers were unable to access traditional financing for new furniture, appliance and electronics purchases.

▪
Challenges in the consumer cyclical sector included two of our worst-performing holdings for the year. The rapid and drastic decline in consumer spending negatively impacted Movado Group Inc. We believe Movado has strong brands, cost saving opportunities and potential for growth when the economy recovers and is, in our opinion in a good position to weather the storm. The economic slowdown also negatively impacted the Class 8 truck industry, and our thesis for owning ArvinMeritor Inc. While new emission standards for Class 8 trucks go into effect in 2010, which should have a positive impact on the company, it was not enough to offset the overall declining demand for new trucks in 2008.

▪
Despite the challenging market, we are excited by the fact that we are finding many companies across all sectors that we believe are attractively valued, fundamentally strong and capable of generating excess cash.

WESTCORE SMALL-CAP VALUE FUND (continued)

Stock Performance
(for the 12 months ended 12/31/08)
Top 5 Stocks	Average Weight	Contribution to Return
SWS Group Inc.	1.81%	1.09%
Aaron Rents Inc.	1.49	0.55
South Jersey Industries Inc.	1.91	0.53
First Niagara Financial Group Inc.	1.29	0.51
Gulf Island Fabrication Inc.	1.75	0.50

Bottom 5 Stocks
ArvinMeritor Inc.	1.45%	-1.39%
Colonial BancGroup Inc.	0.70	-1.48
Movado Group Inc.	2.07	-1.69
Belden Inc.	3.73	-2.27
Technitrol Inc.	1.87	-2.94

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during 2008, please call 1-800-392-CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/08)
Belden Inc.	3.7%
Platinum Underwriters Holdings Ltd.	3.3
Casey’s General Stores Inc.	2.9
MFA Financial	2.9
South Jersey Industries Inc.	2.9
Owens & Minor Inc	2.8
SWS Group Inc.	2.7
PacWest Bancorp	2.7
Bob Evans Farms Inc.	2.4
Steris Corp.	2.4
Total (% of Net Assets)	28.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Small Value Category
Overall	«««	341
3 Year	«««	341

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Small-Cap Value Fund	Russell 2000 Value Index
Weighted Average Market Capitalization ($Mil)	$894	$850
Price/Cash Flow (trailing 1 year)	7.6x	8.6x
Price/Book Value	1.8x	1.3x
Price/Earnings (trailing 1 year)	12.6x	13.8x
Beta	1.1	1.0
Number of Holdings	64	–
Portfolio Turnover Rate	45%	–

Please see page 31 for definitions of terms.

Sector Allocation

(as of 12/31/08)
	Westcore Small-Cap	Russell 2000	Relative Weights
	Value Fund	Value Index	Under	Over
Basic Materials	2.7%	4.9%	-2.2%
Capital Goods	4.6	6.2	-1.6
Commercial Services	4.6	6.3	-1.7
Communications	2.3	3.4	-1.1
Consumer Cyclical	13.0	10.4		2.6
Consumer Staples	6.4	5.0		1.4
Energy	3.8	2.4		1.4
Interest Rate Sensitive	29.7	31.4	-1.7
Medical/Healthcare	9.2	5.0		4.2
REITs	4.0	8.0	-4.0
Technology	9.6	6.2		3.4
Transportation	2.1	2.9	-0.8
Utilities	6.0	7.9	-1.9
ST Investments/Net Other Assets	2.0	0.0		2.0
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization
(as of 12/31/08)

Market Cap Range ($ Mil)	Percent of Total Investments*	Number of Holdings
$0 - $500	28.7%	25
$500 - $1,000	31.6	18
$1,000 - $2,000	36.9	18
Over $2,000	2.8	2

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MICRO-CAP OPPORTUNITY FUND (WTMIX)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Co-Portfolio Manager
Paul A. Kuppinger, CFA Co-Portfolio Manager
Jon K. Tesseo, Co-Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class	N/A	N/A	N/A	N/A	-24.33%	6/23/08
Russell Microcap Index	N/A	N/A	N/A	N/A	-33.11
Lipper Small-Cap Core Index	N/A	N/A	N/A	N/A	-33.56

Retail Class Annual Expense Ratio — Gross: 18.13%, Net: 1.30%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Manager Commentary

▪
The challenging market conditions in 2008 certainly provided an interesting backdrop against which to begin operations of the Westcore Micro-Cap Opportunity Fund. Since its inception on June 23, 2008, the Fund returned (22.74)% through December 31, 2008. Our benchmark, the Russell Microcap Index, was off (32.43)% for the same period.

▪
While valuation did matter in 2008, it did not matter as much as one might expect during a steep correction. Also, cashflow did not have as much bearing as earnings, which seemed to be counterintuitive within an environment of frozen credit markets.

▪
The Fund will generally remain neutral in terms of sector weights versus the benchmark, making stock selection the real driver of performance. In 2008, remaining sector neutral versus the benchmark with a broad allocation across sectors was a positive as stock selection was the primary driver that caused the Fund to outperform the benchmark in 10 out of 13 sectors.

▪
Our best performing holdings in 2008 were Emergent Biosolutions Inc., a biopharmaceutical company which makes vaccines to strengthen immune systems against biological agents; USA Mobility Inc., a pager company providing one-way paging and two-way messaging solutions; and BancTrust Financial Group Inc., a regional bank in southern Alabama and northwest Florida.

▪
The largest drags on performance were provided by BlueLinx Holdings Inc. a distributor of building products; Asta Funding Inc. which purchases distressed and non-performing consumer debt; and Callon Petroleum Co. an oil and gas exploration company operating in the Gulf of Mexico.

▪
In December volatility as expressed by the CBOE Volatility Index (VIX), started to decrease. This drop is often a signal that the market is beginning to form a trough and we may be near a bottom. This combined with the ease that our models are having in finding stocks to buy in all sectors leads us to believe that 2009, while off to a rocky start, may end considerably better than 2008.

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)

Stock Performance
(for the 12 months ended 12/31/08)
Top 5 Stocks	Average Weight	Contribution to Return
Emergent Biosolutions Inc.	0.86%	0.80%
USA Mobility Inc.	0.90	0.46
BancTrust Financial Group Inc.	0.49	0.38
Castlepoint Holdings Ltd.	0.84	0.36
Southside Bancshares Inc.	0.86	0.33

Bottom 5 Stocks
Callon Petroleum Co.	0.36%	-0.68%
Energy Partners Ltd.	0.39	-0.69
Asta Funding Inc.	0.52	-0.72
BlueLinx Holdings Inc.	0.34	-0.74
First Place Financial Corp.	0.54	-0.82

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during 2008, please call 1-800-392-CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/08)
Franklin Covey Co.	1.1%
Banctrust Financial Group Inc.	1.1
Lydall Inc.	1.1
Synta Pharmaceuticals Corp.	1.1
Southside Bancshares Inc.	1.1
Stoneridge Inc.	1.1
Hallmark Financial Services Inc.	1.0
Salix Pharmaceuticals Ltd.	1.0
Hutchinson Technology Inc.	1.0
American Physicians Capital Inc.	1.0
Total (% of Net Assets)	10.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

Morningstar does not yet rate this Fund as it is less than 3 years old.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Micro-Cap Opportunity Fund	Russell Microcap Index
Weighted Average Market Capitalization ($Mil)	$312	$280
Price/Cash Flow (trailing 1 year)	8.7x	9.2x
Price/Book Value	1.6x	1.7x
Price/Earnings (trailing 1 year)	14.0x	15.0x
Beta	1.0	1.1
Number of Holdings	153	–
Portfolio Turnover Rate	60%	–

Please see page 31 for definitions of terms.

Sector Allocation
(as of 12/31/08)
	Westcore Micro-Cap	Russell	Relative Weights
	Opportunity Fund	Microcap Index	Under	Over
Basic Materials	3.6%	2.7%		0.9%
Capital Goods	7.4	6.7		0.7
Commercial Services	6.3	8.6	-2.3
Communications	1.7	4.5	-2.8
Consumer Cyclical	9.9	10.2	-0.3
Consumer Staples	3.8	4.0	-0.2
Energy	3.1	2.5		0.6
Interest Rate Sensitive	24.5	25.3	-0.8
Medical/Healthcare	15.7	19.0	-3.3
REITs	2.0	2.1	-0.1
Technology	15.1	10.5		4.6
Transportation	3.3	2.4		0.9
Utilities	2.8	1.5		1.3
ST Investments/Net Other Assets	0.8	0.0		0.8
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization
(as of 12/31/08)

Market Cap Range ($ Mil)	Percent of Total Investments*	Number of Holdings
$0 - $250	43.5%	69
$250 - $500	41.1	63
$500 - $750	13.4	17
Over $750	2.0	3

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE INTERNATIONAL FRONTIER FUND (WTIFX)

Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

Fund Management

John C. Fenley, CFA Lead Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class	-48.86%	-14.49%	-5.06%	N/A	-2.52%	12/15/99
MSCI EAFE Small-Cap Index	-47.01	-13.76	1.14	N/A	2.80
Lipper International Small-Cap Index	-48.90	-10.40	2.88	N/A	1.61

Retail Class Annual Expense Ratio — Gross: 1.98%, Net: 1.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

Manager Commentary

▪	2008 was extremely challenging. Markets declined across all regions, sectors and market capitalizations.

▪
In recent years, the global economy benefited from strong growth, increasing financial leverage, a low cost of capital, as well as increasing equity and real estate prices. In 2008, we witnessed the unwinding of these effects.

▪
Affecting the portfolio most during the year was our exposure to the financials sector. In particular, our investment in Kenedix Inc., a Japanese real estate asset manager, led to the bulk of the underperformance as the worsening real estate environment in Japan and the lack of liquidity in the financial system impacted the stock.

▪
The portfolio overweight in the industrials sector in 2008 detracted from performance. Our exposure by company was diverse, including en-japan Inc., which offers internet-based job recruitment services, and Metka S.A., which constructs power plants. Despite this, many of our holdings traded down on fear that the global recession would be long and painful.

▪
The Fund’s low exposure to energy during the year benefited us as the sector was among the worst performing. The one energy stock in the portfolio, Prosafe Production PLC, underperformed after spinning off of a larger holding at the peak in oil prices. We are optimistic about this Norwegian-based floating production storage and offloading operator’s future given its long-term contracts and fixed term financing.

▪
Our best performing holding in 2008 was Interhyp AG, the leading online mortgage broker in Germany. Like many mortgage-related companies, its share price suffered through the credit crisis. However, it attracted the attention of the Dutch bank ING, which launched a public offer at a 36% premium to Interhyp’s share price.

▪
We understand the tremendous impact a year like 2008 has on our shareholders. Despite the challenges still facing the market, we are optimistic about buying companies at what we believe are significantly depressed values. We continue to focus on free cash flow generation and balance sheet strength, which we believe will position our portfolio holdings well in the current environment.

WESTCORE INTERNATIONAL FRONTIER FUND (continued)

Stock Performance
(for the 12 months ended 12/31/08)
Top 5 Stocks	Average Weight	Contribution to Return
Interhyp AG	1.35%	0.85%
GST Holdings Ltd.	1.58	0.80
Point Inc.	1.66	0.58
Unicharm PetCare Corp.	0.91	0.40
EPS Co. Ltd.	0.84	0.40

Bottom 5 Stocks
Cardno Ltd.	2.68%	-2.48%
Maisons France Confort	1.75	-2.57
en-japan Inc.	2.92	-2.79
Kenedix Inc.	2.62	-3.43
Prosafe Production PLC	2.01	-3.68

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during 2008, please call 1-800-392-CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/08)
Andritz AG (Austria)	5.8%
Cardno Ltd. (Australia)	5.5
Wirecard AG (Germany)	5.2
IG Group (United Kingdom)	5.1
KS Energy Services (Singapore)	4.5
London Capital Group (United Kingdom)	4.4
Indutrade AB (Sweden)	4.4
Prosafe Production (Cyprus)	4.1
Maisons France (France)	3.5
Diploma plc (United Kingdom)	3.3
Total (% of Net Assets)	45.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Foreign Small/Mid Growth Category
Overall	«	103
3 Year	««	103
5 Year	«	82

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore International Frontier Fund	MSCI EAFE Small-Cap Index
Weighted Average Market Capitalization ($Mil)	$524	$969
Number of Countries Represented	15	28
Price/Earnings (trailing 1 year)	10.2x	24.3x
Price/Book Value	2.8x	2.0x
Number of Holdings	42	–
Portfolio Turnover Rate	70%	–

Please see page 31 for definitions of terms.

Sector Allocation
(as of 12/31/08)
	Westcore
	International	MSCI EAFE	Relative Weights
	Frontier Fund	Small-Cap Index	Under	Over
Consumer Discretionary	20.4%	16.1		4.3%
Consumer Staples	2.0	7.6	-5.6
Energy	4.0	4.4	-0.4
Financials	16.9	20.1	-3.2
Healthcare	5.7	7.4	-1.7
Industrials	36.2	24.3		11.9
Information Technology	9.9	8.5		1.4
Materials	0.0	8.5	-8.5
Telecom Services	1.1	0.9		0.2
Utilities	0.0	2.2	-2.2
ST Investments/Net Other Assets	3.8	0.0		3.8
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Regional Allocations
(as of 12/31/08)
	Westcore
	International	MSCI EAFE	Relative Weights
	Frontier Fund	Small-Cap Index	Under	Over
United Kingdom	23.2%	16.0%		7.2%
Europe	37.5	36.6		0.9
Japan	15.2	37.3	-22.1
Asia (excluding Japan)	20.0	10.1		9.9
Emerging Markets	0.3	0.0		0.3
ST Investments/Net Other Assets	3.8	0.0		3.8

Percentages are based on Total Net Assets.

Please see page 31 for definitions of terms.

Market Capitalization
(as of 12/31/08)

Market Cap Range ($ Mil)	Percent of Total Investments*	Number of Holdings
$0 - $500	63.1%	27
$500 - $1,000	22.6	10
$1,000 - $2,000	14.3	4
Over $2,000	0.0	0

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE FLEXIBLE INCOME FUND (WTLTX, WILTX)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Mark R. McKissick, CFA Lead Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class	-29.97%	-8.24%	-3.20%	1.64%	6.14%	13.33%	6/1/88
Institutional Class	-29.89	-8.23	-3.19	1.65	6.15	12.95	9/28/07
Barclays Capital U.S. Corporate High Yield Ba Index	-17.53	-2.62	0.85	3.83	7.34	N/A
Westcore Flexible Income Fund Custom Index	-17.53	-2.62	0.85	3.38	7.47	N/A
Lipper High Current Yield Index	-28.84	-7.14	-1.87	0.49	5.07	N/A

Retail Class Annual Expense Ratio — Gross: 0.92%, Net: 0.85%
Institutional Class Annual Expense Ratio — Gross: 3.21%, Net: 0.74%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 13.52% for the retail class and 0.42% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Manager Commentary

▪
The scale of distress witnessed throughout the global economy and financial markets was largely underestimated throughout the political and financial community as we made our way through the year. We witnessed the failures of a number of large financial institutions, the seizing up of credit markets and the beginning of a recession. The resulting flight to quality vaulted high yield credit spreads to record levels and resulted in the high yield market posting the worst performance in its history.

▪
The Fund’s more market-sensitive holdings in the REIT, consumer discretionary (largely gaming) and cyclical areas detracted from performance throughout the year. We feel our focus on the long term competitive advantages and cash flow of the specific issuers will be validated and prove beneficial through the credit cycle; especially considering current pricing levels.

▪
The Fund was also negatively affected this year from its exposure to the most deeply subordinated positions within the capital structure, such as preferred and common stock. However, emphasis placed on limiting exposure to such securities early this year did eventually benefit performance as we worked our way out of the majority of those positions prior to the more pronounced market decline that began in early fall.

▪
The Fund also lightened up its auto exposure over the year in advance of the industry’s pressing need to tap Congress for financial aid. We remain concerned with the degree of inconsistency in the treatment of stakeholders from such government bailout activity. That concern, teamed with the ominous debt loads, led us to believe that the rationale for a long term investment in the auto industry had become increasingly precarious.

▪
High yield valuations remain extremely cheap relative to historical data, but the last year shows that previous tendencies may not be relevant in this current environment. Independent of the potential long term value proposition we feel today’s market presents, we believe near term performance will largely be determined by economic indications that surface over the next few quarters that imply whether the U.S. and global economies are reacting favorably to the record liquidity and stimulus that is being placed into the system.

WESTCORE FLEXIBLE INCOME FUND (continued)

Top Ten Corporate Credit Exposure
(as of 12/31/08)
Qwest Corp.	6.0%
MGM Mirage Resorts Inc.	4.6
Freeport-McMoran Corp.	3.5
Forest Oil Corp.	3.3
Aramark Corp.	3.1
Valero Energy Corp.	3.1
Las Vegas Sands Corp.	3.0
Transcontinental	2.9
Host Hotels	2.8
Tennessee Gas Pipeline	2.7
Total (% of Net Assets)	35.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in High Yield Bond Category
Overall	««	479
3 Year	««	479
5 Year	««	405
10 Year	«««	253

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Flexible Income Fund	Barclays Capital U.S. Corporate High Yield Ba Index
Modified Duration	4.48 years	4.53 years
Effective Maturity	7.49 years	7.26 years
Average Credit Quality	BB	BB
Number of Holdings	111	–
Portfolio Turnover Rate	21%	–

Please see page 31 for definitions of terms.

Asset Allocation
(as of 12/31/08)
		Barclays Capital U.S.
	Westcore Flexible	Corporate High	Relative Weights
	Income Fund	Yield Ba Index	Under	Over
Treasury/Agency	0.0%	0.0%		0.0%
MBS/ABS	8.5	0.0		8.5
Corporate Bonds	78.8	100.0	-21.2
Common Stocks	1.2	0.0		1.2
Preferred Stocks	5.2	0.0		5.2
ST Investments/Net Other Assets	6.3	0.0		4.6

Percentages are based on Total Net Assets.

Ratings Allocation
(as of 12/31/08)
		Barclays Capital U.S.
	Westcore Flexible	Corporate High	Relative Weights
	Income Fund	Yield Ba Index	Under	Over
Treasury	0.0%	0.0%		0.0%
Agency	0.0	0.0		0.0
AAA/AA	0.0	0.0		0.0
A	2.3	0.0		2.3
BBB	40.0	0.0		40.0
BB & Below	47.7	100.0	-52.3
Not Rated	5.4	0.0		5.4
ST Investments	4.6	0.0		4.6
Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Allocation
(as of 12/31/08)

		Barclays Capital U.S.
	Westcore Flexible	Corporate High	Relative Weights
	Income Fund	Yield Ba Index	Under	Over
< 1 year	7.0%	0.0%		7.0%
1 - 3 years	14.2	12.1		2.1
3 - 5 years	14.7	20.5	-5.8
5 - 10 years	41.3	35.8		5.5
10 - 20 years	14.4	8.8		5.6
20+ years	8.4	22.8	-14.4

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

WESTCORE PLUS BOND FUND (WTIBX, WIIBX)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Mark R. McKissick, CFA Lead Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class	-1.86%	3.08%	3.52%	5.34%	6.58%	5.64%	6/1/88
Institutional Class	-1.77	3.12	3.55	5.36	6.59	5.32	9/28/07
Barclays Capital Aggregate Bond Index	5.24	5.51	4.65	5.63	7.48	N/A
Lipper Intermediate Investment Grade Index	-4.71	1.62	2.28	4.24	6.25	N/A

Retail Class Annual Expense Ratio — Gross: 0.81%, Net: 0.55%
Institutional Class Annual Expense Ratio — Gross: 0.73%, Net: 0.46%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 5.75% for the retail class and 5.27% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Manager Commentary

▪
Despite a significant rally in December, fixed income markets ended mixed for the year. Investment-Grade Corporates, for example, produced a negative return of (4.94)% in 2008 while Treasuries gained 13.74%. U.S. Corporate High-Yield securities ended the year down (26.16)%.

▪
U.S. treasuries, agency notes, agency mortgage backed securities, and the highest quality corporate bonds performed well in 2008. We added to agency mortgage backed and agency senior notes during the year and this contributed positively to the Fund’s performance. Also on the positive side, certain corporate sectors that traditionally do well in a recessionary environment did perform well. Predominately higher quality industrials provided positive yearly returns.

▪
The Fund’s core holdings in REIT’s, energy, and other BBB rated bonds detracted from performance in 2008 as did our modest overweight in asset backed securities. We remain optimistic in holding these core income-generating sectors over the long-term.

▪
We sold all but the highest quality auto industry holdings in the Fund, and continued to avoid material exposure to the airline industry as we believe those industries will continue facing a tough economic environment.

▪	We were underweight non-REIT financial companies and commercial mortgage backed securities during the year compared to the benchmark. This contributed positively on a relative basis.

▪	We held no emerging markets, non-dollar, or derivative exposure in the Fund in 2008.

▪	Our limited exposure to equities and high-yield securities during the year was a drag on performance.

▪
While our “neutral” interest rate position relative to the benchmark was a positive due to the decline in interest rates, as bond prices rise when yields decline, the widening of credit spreads during 2008 in much of the corporate bond market more than offset this benefit to return.

▪
While we believe the global recession of 2008 has not passed, and may continue for the first half of 2009 even with a projected $775 billion economic recovery plan, the Fund’s holdings in non-treasury securities should provide positive returns when the eventual recovery commences. We are analyzing the market carefully and intend to decrease interest rate exposure and add income-generating securities when we believe the economy is showing signs of recovery.

WESTCORE PLUS BOND FUND (continued)

Top Ten Corporate Credit Exposure
(as of 12/31/08)
ConocoPhillips	1.1%
Burlington North Santa Fe	1.1
Harot 2007-2 A3	1.1
The Coca-Cola Co.	1.0
Wal-Mart Stores, Inc.	1.0
Nevada Power Co	1.0
Bottling Group LLC	1.0
Abbott Labs	1.0
BHP Billiton Finance	0.9
Duke Energy	0.9
Total (% of Net Assets)	10.1%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Intermediate- Term Bond Category
Overall	««««	991
3 Year	«««	991
5 Year	««««	857
10 Year	««««	458

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Plus Bond Fund	Barclays Capital Aggregate Bond Index
Modified Duration	4.06 years	3.71 years
Effective Maturity	7.92 years	5.50 years
Average Credit Quality	AA	AA+
Number of Holdings	253	–
Portfolio Turnover Rate	54%	–

Please see page 31 for definitions of terms.

Asset Allocation
(as of 12/31/08)
	Westcore Plus	Barclays Capital	Relative Weights
	Bond Fund	Aggregate Bond Index	Under	Over
Treasury	11.9%	25.1%	-13.2%
Agency	11.8	9.5		2.3
MBS/ABS	39.0	43.8	-4.8
Corporate Bonds	35.0	21.6		13.4
Common Stocks	0.0	0.0		0.0
Preferred Stocks	0.3	0.0		0.3
ST Investments/ Net Other Assets	2.0	0.0		2.0

Percentages are based on Total Net Assets.

Ratings Allocation
(as of 12/31/08)
	Westcore Plus	Barclays Capital	Relative Weights
	Bond Fund	Aggregate Bond Index	Under	Over
Treasury	12.1%	25.1%	-13.0%
Agency	32.9	50.3	-17.4
AAA/AA	22.1	9.8		12.3
A	12.5	8.2		4.3
BBB	15.4	6.6		8.8
BB & Below	3.6	0.0		3.6
Not Rated	0.5	0.0		0.5
ST Investments	0.9	0.0		0.9

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Allocation
(as of 12/31/08)
	Westcore Plus	Barclays Capital	Relative Weights
	Bond Fund	Aggregate Bond Index	Under	Over
< 1 year	3.6%	1.7%		1.9%
1 - 3 years	45.9	53.1	-7.2
3 - 5 years	11.9	15.3	-3.4
5 - 10 years	28.3	18.2		10.1
10 - 20 years	8.9	5.5		3.4
20+ years	1.4	6.2	-4.8

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX)

Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

Fund Management

Thomas B. Stevens, CFA Lead Portfolio Manager
Kenneth A. Harris, CFA Co-Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns
	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class	-1.34%	1.81%	1.90%	3.26%	4.72%	3.87%	6/1/91
Barclays Capital 10-Year Municipal Debt Index	1.52	3.50	3.48	4.69	6.09	N/A
Lipper Intermediate Municipal Debt Index	-2.27	1.56	1.91	3.39	4.75	N/A

Retail Class Annual Expense Ratio — Gross: 0.91%, Net: 0.65%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 3.60%.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 1-800-392-CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within three months of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If imposed, the redemption fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2009. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Manager Commentary

▪	Against a backdrop of a deepening recession and severe credit crunch, the Federal Reserve lowered the targeted Federal Funds level to 0% - 0.25% in December 2008, the lowest rate in history.

▪	Despite Fed attempts to thaw credit markets, the general level of interest rates rose for municipal general obligation and revenue debt securities over the last six months of 2008.

▪
As an example, the average yield of the Municipal 20 Bond Buyer Index, a group of AAA-rated general obligation debt securities rose from 4.83% on June 30, 2008 to 5.02% at the end of 2008. The Municipal 25 Bond Buyer Revenue Index, also a representative AAA-rated sample, rose from 5.25% to 5.90% for the same period.

▪
Overall fund performance was negatively impacted by the widening in spread differential between the highest quality general obligation debt securities and lower-rated “BBB” or lower-rated issuers. Sectors that impaired performance of the fund during the year were charter school obligations, not-for profit healthcare facilities, and special metropolitan districts whose revenue was tied to specific retail projects, such as Denver West Metropolitan District and Park Meadows Business Improvement District, both non-rated by Moody’s and Standard & Poor’s.

▪
Business conditions within the state of Colorado reveal a projected $600 million current fiscal year deficit. The State Legislature is faced with making significant budget cuts for the current fiscal year to balance the budget, yet it is still estimated by state economic forecasters that Colorado will see a $385 million deficit in the next fiscal year. Current forecasts call for a 6.8% decline in general revenues.

▪
The Westcore Colorado Tax-Exempt Fund is structured to attempt to combat these serious challenges by focusing more on higher-quality general obligation securities with higher coupon bonds. The fund is also maintaining a higher than average position in cash equivalent securities and securities which have been pre-refunded to their next callable date.

WESTCORE COLORADO TAX-EXEMPT FUND (continued)

Top Ten Holdings
(as of 12/31/08)	% of Net Assets
Colorado Springs School District 11, 3.500%, 12/01/2017	3.0%
Adams & Arapahoe Cntys JT School District 28J, 6.250%, 12/01/2026	2.0
Douglas & Elbert Counties School District Re 1, 5.250%, 12/15/2017	1.6
El Paso County School District 12, 5.000%, 09/15/2013	1.6
Larimer County, Poudre School District R-1, 6.000%, 12/15/2017	1.6
Fort Collins CO Lease CTFS, 5.375%, 06/01/2023	1.5
El Paso County CTFS Partn, 5.375%, 12/01/2020	1.5
Jefferson County School District R-1, 5.000%, 12/15/2024	1.5
Denver City & County ARPT Rev, 5.000%, 11/15/2018	1.5
Mesa County Valley School District 051, 5.000%, 12/01/2024	1.5
Total (% of Net Assets)	17.3%

Top ten holdings do not include any cash, or cash equivalent investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
	Morningstar Rating™ as of 12/31/08	Number of Funds in Muni Single State Interm Category
Overall	«««	280
3 Year	«««	280
5 Year	«««	271
10 Year	«««	211

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/08)
	Westcore Colorado Tax-Exempt Fund	Barclays Capital 10-Year Municipal Bond Index
Modified Duration	4.43 years	7.50 years
Effective Maturity	6.11 years	9.91 years
Average Credit Quality	AA-	AA-
Colorado Double Tax-Exempt
Percentage (excludes cash & cash equivalents)	100%	–
Percentage of Holdings Subject to AMT	0%	–
Number of Holdings	138	–
Portfolio Turnover Rate	16%	–

Please see page 31 for definitions of terms.

Ratings Allocation
(as of 12/31/08)
	Westcore	Barclays Capital
	Colorado	10-Year
	Tax-Exempt	Municipal	Relative Weights
	Fund	Bond Index	Under	Over
Treasury	0.0%	0.0%		0.0%
AAA/AA	60.1	71.1	-11.0
A	15.8	23.3	-7.5
BBB	11.8	5.6		6.2
BB & Below	0.0	0.0		0.0
Not Rated	2.2	0.0		2.2
ST Investments	10.1	0.0		10.1

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Allocation
(as of 12/31/08)
	Westcore	Barclays Capital
	Colorado	10-Year
	Tax-Exempt	Municipal	Relative Weights
	Fund	Bond Index	Under	Over
< 1 year	17.9%	0.0%		17.9%
1 - 3 years	17.2	0.0		17.2
3 - 5 years	11.8	0.0		11.8
5 - 10 years	47.1	53.1	-6.0
10 - 20 years	6.0	46.9	-40.9
20+ years	0.0	0.0

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

 FUND EXPENSES

Disclosure Of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2008 and held until December 31, 2008.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period

With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 184/366 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.04%	0.93%
Westcore MIDCO Growth Fund	1.04%	0.92%
Westcore Select Fund	1.15%	N/A
Westcore Blue Chip Fund	1.19%	0.97%
Westcore Mid-Cap Value Fund	1.24%	N/A
Westcore Small-Cap Opportunity Fund	1.30%	1.07%
Westcore Small-Cap Value Fund	1.30%	1.20%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Frontier Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.72%
Westcore Plus Bond Fund	0.55%	0.46%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

 FUND EXPENSES

Fund		Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08 to 12/31/08
Westcore Growth Fund
Retail Class	Actual	$1,000.00	$631.20	$4.27
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.29
Institutional Class	Actual	$1,000.00	$630.80	$3.82
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.73
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$617.50	$4.24
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.30
Institutional Class	Actual	$1,000.00	$618.10	$3.73
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.66
Westcore Select Fund
Retail Class	Actual	$1,000.00	$743.10	$5.03
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.83
Westcore Blue Chip Fund
Retail Class	Actual	$1,000.00	$686.60	$5.04
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.04
Institutional Class	Actual	$1,000.00	$687.70	$4.11
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93
Westcore Mid-Cap Value Fund
Retail Class	Actual	$1,000.00	$639.30	$5.11
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.30
Westcore Small-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$705.90	$5.60
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.57	$6.63
Institutional Class	Actual	$1,000.00	$707.00	$4.60
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.44
Westcore Small-Cap Value Fund
Retail Class	Actual	$1,000.00	$727.60	$5.65
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Institutional Class	Actual	$1,000.00	$728.30	$5.23
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$6.11
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$800.70	$5.93
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.65
Westcore International Frontier Fund
Retail Class	Actual	$1,000.00	$592.40	$6.01
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.61
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$739.00	$3.72
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32
Institutional Class	Actual	$1,000.00	$738.60	$3.16
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.68
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$979.90	$2.74
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80
Institutional Class	Actual	$1,000.00	$979.50	$2.26
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.85	$2.31
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$982.00	$3.23
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30

IMPORTANT DISCLOSURES

Index Definitions

All indices are unmanaged and index performance figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The S&P 500 Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000 Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization.

The Russell 2000 Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the of the investable US equity market.

The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The MSCI EAFE® Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a full market capitalization range of US $200 million-$1.5 billion.

On November 3, 2008, Barclays Capital announced the rebranding of its unified family of indices under the Barclays Capital Indices name. This combines the existing Lehman Brothers and Barclays Capital indices into a single platform.

The Flexible Income Custom Index is comprised of the Barclays Capital Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays Capital U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for historical performance over eight years.

The Barclays Capital U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays Capital Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays Capital 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

IMPORTANT DISCLOSURES (continued)

The Municipal 20 Bond Buyer Index is comprised of yields of 20 general obligation municipal bonds published weekly by The Bond Buyer.

The Municipal 25 Bond Buyer Revenue Index is comprised of yields of 25 revenue bonds with 30-year maturities published weekly by The Bond Buyer.

The Lipper Large-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds classification.

The Lipper Mid-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification.

The Lipper Large-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Core Funds classification.

The Lipper Mid-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification.

The Lipper Small-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Core Funds classification.

The Lipper Small-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification.

The Lipper International Small-Cap Index is comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification.

The Lipper High Current Yield Index is comprised of the 30 largest mutual funds in the Lipper High Current Yield Funds classification.

The Lipper Intermediate Investment Grade Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification.

The Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during 2008.

Morningstar Disclosures

©2008 Morningstar, Inc. All Rights Reserved. The information contained herein is: (1) proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/08 and are subject to change every month. For each fund with at least a 3-year history, Morningstar calculates a rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar RatingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. During periods on which ratings are based, service providers of the Fund waived fees. This waiver had a material impact on the funds’ average annual returns. In the absence of fee waivers, performance would have been reduced.

IMPORTANT DISCLOSURES (continued)

 Definitions of Terms

Average Credit Quality – A measure of the quality and safety of a bond, based on the issuer’s financial condition. More specifically, an evaluation from a rating service (Standard & Poor’s Rating Group) indicating the likelihood that a debt issuer will be able to meet scheduled interest and principal repayments. Typically, AAA is highest (best), and D is lowest (worst).

Beta – A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Frontier Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 1-800-392-CORE (2673).

Name, Address and age (a)	Position(s) Held with the Trust	Term of Office and Length of Time Served (b)	Prinicpal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (c)	Other Directorships Held by Trustee (d)
INDEPENDENT TRUSTEES
Jack D. Henderson Age 81	Chairman	Since Dec. 12, 1985	Attorney, Jack D. Henderson, Self-Employed Attorney-at-Law, 1952 to present.	12	None
Mary K. Anstine Age 68	Trustee	Since Feb. 22, 2006	Retired, September 2004 to present; President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado.	12	Ms. Anstine is a Trustee of Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund and ALPS ETF Trust.
Vernon L. Hendrickson Age 62	Trustee	Since Feb. 13, 2007	Retired, March 2006 to present; Director, Craig Hospital, from April 1998 to March 2006 (Chairman of the Board from April 2004 to March 2005); District Manager, Wells Fargo Co., from 1990 to 2002.	12	None
James B. O’Boyle Age 80	Trustee	Since Dec. 12, 1985	Business Consultant, 1986 to present.	12	None
Rick A. Pederson Age 56	Trustee	Since Feb. 13, 2007	Chairman, Ross Consulting Group, 1982 to present; President, Foundation Properties, Inc., 1994 to present; Partner, Western Capital Partners, 2000 to present; Partner, Bow River Capital Partners, 2003 to present; Principal, The Pauls Corp., 2008 to present; Director, Neenan Co., 2002 to present; Director, Nexcore LLC, 2004 to present; Director, Urban Land Conservancy, 2004 to present; Director, Guaranty Bank and Trust/Centennial Bank, 1997 to 2007; Director, Winter Park Rec. Association, 2002 to 2008.	12	Mr. Pederson is a Trustee of ALPS ETF Trust.
Robert L. Stamp Age 76	Trustee	Since Dec. 12, 1985	Retired	12	None
Janice M. Teague Age 55	Trustee	Since Feb. 13, 2007	Retired, June 2003 to present; Vice President, Secretary, and Assistant Secretary, Berger Financial Group LLC, from October 1996 to May 2003; Vice President, Secretary, and Assistant Secretary, Berger Funds, from September 1996 to May 2003; Vice President and Secretary, Berger Distributors, LLC, from August 1998 to May 2003; Vice President, Secretary and Treasurer, Berger/Bay Isle LLC, from September 1999 to December 2002; Vice President and Secretary, Bay Isle Financial LLC, from January 2002 to December 2002.	12	None

TRUSTEES AND OFFICERS (continued)

Name, Address and age (a)	Position(s) Held with the Trust	Term of Office and Length of Time Served (b)	Prinicpal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (c)	Other Directorships Held by Trustee (d)
OFFICERS
Todger Anderson, CFA Age 64 Denver Investments 1225 17th Street-26th Fl. Denver, Colorado 80202	President	Since Feb. 18, 2005
Chairman, Denver Investment Advisors LLC, January 2004 to present; President and Executive Manager, Denver Investment Advisors LLC, April 1995 to January 2004; prior there to, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund, August 1986 through May 2005; Portfolio Co-Manager, Westcore Select Fund, December 2001 through May 2005.
				N/A	N/A
Jasper R. Frontz, CPA, CFA, Age 40 Denver Investments 1225 17th Street-26th Fl. Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since Feb. 12, 1997 Sep. 29, 2004
Treasurer, November 1997 to present, Chief Compliance Officer September 2004 to present, Blue Chip Value Fund, Inc.; Vice President, May 2000 to present, Director of Mutual Fund Administration, June 1997 to present, Denver Investment Advisors LLC; Registered Representative, ALPS Distributors, Inc., 1995 to present.
				N/A	N/A
Patrick D. Buchanan Age 37 ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Since May 21, 2008
Mr. Buchanan joined ALPS Fund Services in 2007 as a Senior Fund Controller. He served as Director of Accounting for Madison Capital Management LLC from February 2005 to October 2007. Prior to this he served as Manager of Fund Accounting for Janus Capital Group from August 2003 to February 2005.
				N/A	N/A
JoEllen L. Legg Age 47 ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Since Nov. 15, 2007
Ms. Legg joined ALPS Fund Services in 2007 as Associate Counsel. She served as Senior Counsel Law (Corporate & Securities) for Adelphia Communications Corporation from 2005 to 2007. Prior to this she held Associate positions at Patton Boggs LLP from 2004 to 2005 and at Fried, Frank, Harris, Shriver & Jacobson LLP from 1998 to 2004.
				N/A	N/A

(a)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(b)
Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates. Each officer is typically elected for a term of one year, serving until the earliest of: (a) the election of his successor; (b) the date the officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s Code of Regulations; or (c) the Trust terminates.

(c)
The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. The Fund complex is comprised of fifteen portfolios, including twelve Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund, and the RiverSource VP Small-Cap Value Fund which are also advised or sub-advised by Denver Investment Advisors LLC (the “Adviser” or “DIA”).

(d)
Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

FINANCIAL STATEMENTS TABLE OF CONTENTS

STATEMENT OF INVESTMENTS
Westcore Growth Fund	36
Westcore MIDCO Growth Fund	38
Westcore Select Fund	40
Westcore Blue Chip Fund	41
Westcore Mid-Cap Value Fund	43
Westcore Small-Cap Opportunity Fund	45
Westcore Small-Cap Value Fund	47
Westcore Micro-Cap Opportunity Fund	49
Westcore International Frontier Fund	52
Westcore Flexible Income Fund	54
Westcore Plus Bond Fund	58
Westcore Colorado Tax-Exempt Fund	64
Common Abbreviations	68

STATEMENTS OF ASSETS AND LIABILITIES	69

STATEMENTS OF OPERATIONS	71

STATEMENTS OF CHANGES IN NET ASSETS	73

FINANCIAL HIGHLIGHTS	77

NOTES TO FINANCIAL STATEMENTS	85

OTHER IMPORTANT INFORMATION	101

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	102

Intentionally Left Blank

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		98.63%
Consumer Discretionary		12.74%

Hotels, Restaurants & Leisure		5.32%
McDonald’s Corp.	72,680	$4,519,970
Wynn Resorts Ltd.**	14,980	633,055
Yum! Brands Inc.	64,246	2,023,749
		7,176,774

Internet & Catalog Retail		1.36%
Amazon.Com Inc.**	35,725	1,831,978

Media		2.14%
Comcast Corp.	102,179	1,724,781
Walt Disney Co.	51,443	1,167,242
		2,892,023

Multiline Retail		0.53%
Target Corp.	20,680	714,080

Specialty Retail		2.59%
Best Buy Inc.	44,532	1,251,795
Lowe’s Cos Inc.	104,347	2,245,547
		3,497,342

Textile, Apparel & Luxury Goods		0.80%
Nike Inc. - Class B	21,303	1,086,453

Total Consumer Discretionary
(Cost $18,358,990)		17,198,650

Consumer Staples		7.17%

Beverages		1.03%
PepsiCo Inc.	25,386	1,390,391

Food & Staples Retailing		2.88%
Costco Wholesale Corp.	46,401	2,436,052
CVS Caremark Corp.	50,340	1,446,772
		3,882,824

Household Products		3.26%
Colgate-Palmolive Co.	31,433	2,154,418
Procter & Gamble Co.	36,372	2,248,517
		4,402,935

Total Consumer Staples
(Cost $10,555,965)		9,676,150

Energy		9.08%

Energy Equipment & Services		2.16%
Halliburton Co.	43,802	796,320
Schlumberger Ltd.	39,430	1,669,072
Transocean Ltd. (Switzerland)**	9,600	453,600
		2,918,992

Oil Gas & Consumable Fuels		6.92%
EOG Resources Inc.	28,946	1,927,225
Exxon Mobil Corp.	31,724	2,532,527
Hess Corp.	29,335	1,573,529
Occidental Petroleum Corp.	44,887	2,692,771
PetroHawk Energy Corp.**	38,800	606,444
		9,332,496

Total Energy
(Cost $15,048,541)		12,251,488

Financials		5.30%

Capital Markets		2.54%
Charles Schwab Corp.	158,690	2,566,018
State Street Corp.	21,920	862,114
		3,428,132

Commercial Banks		0.49%
Wells Fargo & Co.	22,450	661,826

Diversified Financial Services		1.54%

IntercontinentalExchange Inc.**	16,690	1,375,923
JPMorgan Chase & Co.	22,026	694,480
		2,070,403

Insurance		0.73%
Aflac Inc.	21,510	986,018

Total Financials
(Cost $7,241,510)		7,146,379

Healthcare		16.99%

Biotechnology		10.14%
Amgen Inc.**	24,050	1,388,888
Celgene Corp.**	33,600	1,857,408
Genentech Inc.**	62,514	5,183,036
Gilead Sciences Inc.**	102,960	5,265,373
		13,694,705

Healthcare Equipment & Supplies		3.76%
Baxter International Inc.	55,270	2,961,919
Covidien Ltd.	58,214	2,109,675
		5,071,594

Healthcare Providers & Services		2.31%
Humana Inc.**	10,047	374,552
Medco Health Solutions Inc.**	47,580	1,994,078
UnitedHealth Group Inc.	28,146	748,684
		3,117,314

Life Sciences Tools & Services		0.53%
Thermo Fisher Scientific Inc.**	21,000	715,470

Pharmaceuticals		0.25%
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	7,929	337,538

Total Healthcare
(Cost $20,771,128)		22,936,621

Industrials		13.64%

Aerospace & Defense		5.43%
Lockheed Martin Corp.	22,552	1,896,172
Precision Castparts Corp.	22,619	1,345,378
Raytheon Co.	46,214	2,358,762
United Technologies Corp.	32,267	1,729,510
		7,329,822

Air Freight & Logistics		0.52%
FedEx Corp.	10,957	702,892

Construction & Engineering		1.20%
Foster Wheeler Ltd.**	26,900	628,922
URS Corp.**	24,282	989,977
		1,618,899

Electrical Equipment		1.54%
Ametek Inc.	43,874	1,325,434
First Solar Inc.**	5,436	749,951
		2,075,385

Machinery		2.25%
Danaher Corp.	21,301	1,205,850
Deere & Co	47,915	1,836,103
		3,041,953

Road & Rail		2.70%
Norfolk Southern Corp.	77,501	3,646,422

Total Industrials
(Cost $21,495,165)		18,415,373

Information Technology		30.00%

Communications Equipment		7.64%
Cisco Systems Inc.**	297,130	4,843,220
Juniper Networks Inc.**	78,655	1,377,249
QUALCOMM Inc.	95,960	3,438,247
Research In Motion Ltd. (Canada)**	16,046	651,147
		10,309,863

Computers & Peripherals		6.39%
Apple Inc.**	39,608	3,380,543
Hewlett-Packard Co.	144,401	5,240,312
		8,620,855

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2008 (continued)

	Shares	Market Value
Internet Software & Services		4.02%
Google Inc. - Class A**	17,666	$5,434,945

IT Services		2.43%
Visa Inc.	62,641	3,285,520

Semiconductors & Semiconductor Equipment		5.01%
Altera Corp.	47,640	796,064
ASML Holding N.V. (Netherlands)	50,830	918,498
Broadcom Corp.**	139,461	2,366,653
Intel Corp.	182,650	2,677,650
		6,758,865

Software		4.51%
Microsoft Corp.	157,350	3,058,884
Oracle Corp.**	170,780	3,027,929
		6,086,813

Total Information Technology
(Cost $48,390,089)		40,496,861

Materials		3.71%

Chemicals		3.12%
Monsanto Co.	49,800	3,503,430
Potash Corp. of Saskatchewan Inc. (Canada)	9,696	709,941
		4,213,371

Construction Materials		0.59%
Vulcan Materials Co.	11,308	786,811

Total Materials
(Cost $4,578,369)		5,000,182

Total Common Stocks
(Cost $146,439,757)		133,121,704

Money Market Mutual Funds		1.38%
Fidelity Institutional Money Market Government Portfolio - Class I (7 day Yield 1.045%)(1)	1,859,444	1,859,444

Total Money Market Mutual Funds
(Cost $1,859,444)		$1,859,444

Total Investments
(Cost $148,299,201)	100.01%	134,981,148

Liabilities in Excess of Other Assets	(0.01%)	(9,669)
Net Assets	100.00%	$134,971,479

Westcore Growth Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	$131,910,424	97.73%
Canada	1,361,088	1.01%
Netherlands	918,498	0.68%
Switzerland	453,600	0.34%
Israel	337,538	0.25%
Total Investments	134,981,148	100.01%
Liabilities in Excess of Other Assets	(9,669)	(0.01%)
Net Assets	$134,971,479	100.00%

Please note the country classification is based on the company headquarters.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		96.96%
Consumer Discretionary		19.82%

Auto Components		0.16%
ArvinMeritor Inc.	49,700	$141,645

Diversified Consumer Services		2.56%
Apollo Group Inc.**	11,500	881,130
Brink’s Home Security Holdings Inc.**	30,700	672,944
Strayer Education Inc.	3,300	707,553
		2,261,627

Hotels, Restaurants & Leisure		1.93%
Bally Technologies Inc.**	53,400	1,283,202
Darden Restaurants Inc.	15,100	425,518
		1,708,720

Internet & Catalog Retail		2.27%
Netflix Inc.**	67,000	2,002,630

Media		1.56%
Marvel Entertainment Inc.**	44,900	1,380,675

Specialty Retail		6.92%
Abercrombie & Fitch Co. - Class A	30,700	708,249
Aeropostale Inc.**	40,200	647,220
American Eagle Outfitters Inc.	57,500	538,200
GameStop Corp.**	50,900	1,102,494
Ross Stores Inc.	60,100	1,786,773
TJX Companies Inc.	64,900	1,334,993
		6,117,929

Textiles, Apparel & Luxury Goods		4.42%
Coach Inc.**	100,100	2,079,077
Phillips-Van Heusen Corp.	45,700	919,941
Polo Ralph Lauren Corp.	20,000	908,200
		3,907,218

Total Consumer Discretionary
(Cost $21,091,547)		17,520,444

Consumer Staples		1.15%

Personal Products		1.15%
Herbalife Ltd. (Cayman Islands)	46,900	1,016,792

Total Consumer Staples
(Cost $1,714,293)		1,016,792

Energy		5.86%

Energy Equipment & Services		1.26%
Cameron International Corp.**	54,100	1,109,050

Oil, Gas & Consumable Fuels		4.60%
Cabot Oil & Gas Corp.	44,400	1,154,400
Denbury Resources Inc.**	74,600	814,632
PetroHawk Energy Corp.**	45,500	711,165
Range Resources Corp.	40,400	1,389,356
		4,069,553
Total Energy
(Cost $5,126,678)		5,178,603

Financials		9.74%

Capital Markets		7.08%
Eaton Vance Corp.	64,200	1,348,842
Invesco Ltd.	123,200	1,779,008
Lazard Ltd. (Bermuda)	56,300	1,674,362
T. Rowe Price Group Inc.	40,900	1,449,496
		6,251,708

Commercial Banks		1.17%
First Horizon National Corp.	98,000	1,035,860

Insurance		1.49%
Aon Corp.	28,900	1,320,152

Total Financials
(Cost $9,754,926)		8,607,720

Healthcare		18.23%

Biotechnology		7.53%
Cephalon Inc. **	42,600	3,281,904
Myriad Genetics Inc.**	31,200	2,067,312
United Therapeutics Corp.**	7,000	437,850
Vertex Pharmaceuticals Inc.**	28,600	868,868
		6,655,934

Healthcare Equipment & Supplies		2.71%
Thoratec Corp.**	46,700	1,517,283
Zimmer Holdings Inc.**	21,700	877,114
		2,394,397

Healthcare Providers & Services		5.57%
DaVita Inc.**	17,250	855,083
Humana Inc.**	54,300	2,024,304
Laboratory Corporation of America Holdings **	31,700	2,041,797
		4,921,184

Life Sciences Tools & Services		2.42%
Illumina Inc.**	82,000	2,136,100

Total Healthcare
(Cost $14,317,001)		16,107,615

Industrials		21.91%

Aerospace & Defense		1.18%
Spirit Aerosystems Holdings Inc.**	102,500	1,042,425

Air Freight & Logistics		1.43%
HUB Group Inc.**	47,500	1,260,175

Airlines		7.06%
Continental Airlines Inc.**	138,800	2,506,728
Delta Air Lines Inc.**	326,000	3,735,959
		6,242,687

Building Products		1.61%
Lennox International Inc.	44,100	1,423,989

Commercial Services & Supplies		0.93%
The Brink’s Co.	30,700	825,216

Construction & Engineering		2.00%
Aecom Technology Corp.**	43,700	1,342,901
Jacobs Engineering Group Inc.**	8,800	423,280
		1,766,181

Machinery		4.71%
Cummins Inc.	56,700	1,515,591
Pall Corp.	56,000	1,592,080
Pentair Inc.	44,700	1,058,049
		4,165,720

Professional Services		1.44%
FTI Consulting Inc.**	28,400	1,268,912

Road & Rail		1.55%
JB Hunt Transport Services Inc.	52,100	1,368,667

Total Industrials
(Cost $23,584,535)		19,363,972

Information Technology		18.52%

Communications Equipment		3.42%
F5 Networks Inc.**	53,300	1,218,438
Juniper Networks Inc.**	103,300	1,808,783
		3,027,221

Computer & Peripherals		1.18%
NCR Corp.**	73,700	1,042,118

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2008 (continued)

	Shares	Market Value
Electronic Equipment Instruments & Components		1.62%
Dolby Laboratories Inc.**	43,700	$1,431,612

Internet Software & Services		1.78%
Akamai Technologies Inc.**	36,700	553,803
Websense Inc.**	67,900	1,016,463
		1,570,266

Semiconductors & Semiconductor Equipment		7.46%
Broadcom Corp. - Class A**	92,800	1,574,816
Lam Research Corp.**	49,200	1,046,976
Marvell Technology Group Ltd. (Bermuda)**	129,300	862,431
Novellus Systems Inc.**	68,200	841,588
NVIDIA Corp.**	129,200	1,042,644
Silicon Laboratories Inc.**	49,300	1,221,654
		6,590,109

Software		3.06%
Autodesk Inc.**	67,400	1,324,410
McAfee Inc.**	40,000	1,382,800
		2,707,210

Total Information Technology
(Cost $20,579,906)		16,368,536

Telecommunication Services		1.73%

Wireless Telecommunication Services		1.73%
MetroPCS Communications Inc.**	102,700	1,525,095

Total Telecommunication Services
(Cost $1,904,357)		1,525,095

Total Common Stocks
(Cost $98,073,243)		85,688,777

Money Market Mutual Funds		2.01%
Fidelity Institutional Money Market Government Portfolio - Class I (7 day Yield 1.045%)(1) 1,779,580		1,779,580

Total Money Market Mutual Funds
(Cost $1,779,580)		1,779,580

Total Investments
(Cost $99,852,823)	98.97%	87,468,357

Other Assets in Excess of Liabilities	1.03%	909,222

Net Assets	100.00%	$88,377,579

Westcore MIDCO Growth Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	$83,914,772	94.95%
Bermuda	2,536,793	2.87%
Cayman Islands	1,016,792	1.15%
Total Investments	87,468,357	98.97%
Other Assets in Excess of Liabilities	909,222	1.03%
Net Assets	$88,377,579	100.00%

Please note the country classification is based on the company headquarters.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SELECT FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		94.22%
Consumer Discretionary		14.85%

Internet & Catalog Retail		6.45%
Netflix Inc.**	60,900	$1,820,301

Specialty Retail		4.09%
Ross Stores Inc.	38,800	1,153,524

Textiles, Apparel & Luxury Goods		4.31%
Coach Inc.**	58,600	1,217,122

Total Consumer Discretionary
(Cost $4,289,564)		4,190,947

Financials		9.58%

Capital Markets		4.82%
Invesco Ltd.	94,200	1,360,248

Insurance		4.76%
Aon Corp.	29,400	1,342,992

Total Financials
(Cost $3,164,443)		2,703,240

Healthcare		26.50%

Biotechnology		5.54%

Cephalon Inc. **	16,000	1,232,640
United Therapeutics Corp.**	5,300	331,515
		1,564,155

Healthcare Providers & Services		15.53%
Amedisys Inc.**	23,700	979,758
DaVita Inc.**	21,300	1,055,841
Humana Inc.**	33,100	1,233,968
Laboratory Corporation of America Holdings **	17,300	1,114,293
		4,383,860

Pharmaceuticals		5.43%
Endo Pharmaceuticals Inc.**	59,200	1,532,096

Total Healthcare
(Cost $7,596,836)		7,480,111

Industrials		11.49%

Airlines		7.95%
Delta Air Lines Inc.**	195,800	2,243,868

Machinery		3.54%
Pentair Inc.	42,200	998,874

Total Industrials
(Cost $2,274,479)		3,242,742

Information Technology		29.58%

Communications Equipment		7.74%
F5 Networks Inc.**	45,900	1,049,274
Juniper Networks Inc.**	64,800	1,134,648
		2,183,922

Computer & Peripherals		2.11%
NCR Corp.**	42,200	596,708

Semiconductors & Semiconductor Equipment		11.52%
Broadcom Corp.**	71,000	1,204,870
Lam Research Corp.**	55,100	1,172,528
Marvell Technology
Group Ltd. (Bermuda)**	130,800	872,436
		3,249,834

Software		8.21%
Autodesk Inc.**	56,200	1,104,330
McAfee Inc.**	35,100	1,213,407
		2,317,737

Total Information Technology
(Cost $9,792,239)		8,348,201

Telecommunication Services		2.22%

Wireless Telecommunication Services		2.22%
MetroPCS Communications Inc.**	42,100	625,185

Total Telecommunication Services
(Cost $505,520)		625,185

Total Common Stocks
(Cost $27,623,081)		26,590,426

Money Market Mutual Funds		3.85%
Fidelity Institutional Money Market Government Portfolio - Class I (7 day Yield 1.045%)(1)	1,086,774	1,086,774

Total Money Market Mutual Funds
(Cost $1,086,774)		1,086,774

Total Investments
(Cost $28,709,855)	98.07%	27,677,200

Other Assets in Excess of Liabilities	1.93%	545,719

Net Assets	100.00%	$28,222,919

Westcore Select Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	$26,804,764	94.98%
Bermuda	872,436	3.09%
Total Investments	27,677,200	98.07%
Other Assets in Excess of Liabilities	545,719	1.93%
Net Assets	$28,222,919	100.00%

Please note the country classification is based on the company headquarters.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

(1)	Investments in other funds are calculated at their respective net asset values as deter- mined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		98.38%
Basic Materials		3.26%

Forestry & Paper		0.29%
International Paper Co.	8,500	$100,300

Packaging & Containers		2.97%
Ball Corp.	24,700	1,027,273

Total Basic Materials
(Cost $1,528,008)		1,127,573

Capital Goods		5.66%

Aerospace & Defense		3.44%
General Dynamics Corp.	6,600	380,094
Raytheon Co.	15,900	811,536
		1,191,630

Industrial Products		2.22%
ITT Corp.	16,700	768,033

Total Capital Goods
(Cost $1,571,841)		1,959,663

Commercial Services		4.97%

Business Products & Services		3.05%
Quanta Services Inc. **	53,200	1,053,360

Information Technology Services		1.16%
Computer Sciences Corp.**	11,400	400,596

Transaction Processing		0.76%
The Western Union Co.	18,450	264,573

Total Commercial Services
(Cost $2,449,644)		1,718,529

Communications		8.69%

Networking		4.18%
Cisco Systems Inc.**	88,600	1,444,180

Telecomm Equipment & Solutions		4.51%
Nokia Corp. – ADR (Finland)	17,200	268,320
QUALCOMM Inc.	36,100	1,293,463
		1,561,783

Total Communications
(Cost $3,905,697)		3,005,963

Consumer Cyclical		12.45%

Apparel & Footwear Manufacturing		2.74%
Nike Inc. - Class B	18,550	946,050

Clothing & Accessories		0.98%
TJX Companies Inc.	16,500	339,405

Hotels & Gaming		1.23%
Starwood Hotels & Resorts Worldwide Inc.	23,800	426,020

Other Consumer Services		0.77%
Expedia Inc.**	32,100	264,504

Publishing & Media		2.25%
Walt Disney Co.	34,300	778,267

Restaurants		3.10%
Darden Restaurants Inc.	38,100	1,073,658

Specialty Retail		1.38%
Best Buy Inc.	17,000	477,870

Total Consumer Cyclical
(Cost $5,546,321)		4,305,774

Consumer Staples		7.94%

Consumer Products		3.37%
Colgate-Palmolive Co.	17,000	1,165,180

Food & Agricultural Products		4.57%
Campbell Soup Co.	24,900	747,249
Unilever N.V. (Netherlands)	34,000	834,700
		1,581,949

Total Consumer Staples
(Cost $2,895,601)		2,747,129

Energy		12.73%

Exploration & Production		6.38%
Occidental Petroleum Corp.	21,700	1,301,782
XTO Energy Inc.	25,625	903,794
		2,205,576

Integrated Oils		4.36%
ConocoPhillips	3,500	181,300
Exxon Mobil Corp.	6,600	526,878
Marathon Oil Corp.	29,300	801,648
		1,509,826

Oil Services		1.99%
Transocean Ltd. (Switzerland)**	14,542	687,110

Total Energy
(Cost $3,215,195)		4,402,512

Interest Rate Sensitive		12.38%

Integrated Financial Services		2.16%
JPMorgan Chase & Co.	23,700	747,261

Money Center Banks		1.16%
Bank of America Corp.	28,600	402,688

Property Casualty Insurance		4.59%
ACE Ltd. (Switzerland)	14,200	751,464
Travelers Cos. Inc.	18,500	836,200
		1,587,664

Regional Banks		1.16%
The Bank of New York Mellon Corp.	14,100	399,453

Securities & Asset Management		3.31%
Invesco Ltd.	39,200	566,048
State Street Corp.	14,700	578,151
		1,144,199

Total Interest Rate Sensitive
(Cost $6,052,438)		4,281,265

Medical & Healthcare		11.93%

Medical Technology		2.65%
Zimmer Holdings Inc.**	22,700	917,534

Pharmaceuticals		9.28%
Abbott Laboratories	25,550	1,363,604
Amgen Inc.**	20,000	1,155,000
Wyeth	18,400	690,184
		3,208,788

Total Medical & Healthcare
(Cost $4,341,303)		4,126,322

Technology		13.08%

Computer Software		3.77%
Microsoft Corp.	41,900	814,536
Symantec Corp.**	36,200	489,424
		1,303,960

PC’s & Servers		3.93%
Dell Inc.**	42,400	434,176
International Business Machines Corp.	11,000	925,760
		1,359,936

Semiconductors		5.38%
Altera Corp.	56,300	944,115
Intel Corp.	62,600	917,716
		1,861,831

Total Technology
(Cost $5,550,340)		4,525,727

Transporation		2.96%

Railroads		2.96%
Norfolk Southern Corp.	21,750	1,023,338

STATEMENTS OF INVESTMENTS

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2008 (continued)

	Shares	Market Value
Total Transportation
(Cost $772,650)		$1,023,338

Utilities		2.33%

Regulated Electric		2.33%
PPL Corp.	26,300	807,147

Total Utilities
(Cost $1,231,535)		807,147

Total Common Stocks
(Cost $39,060,573)		34,030,942

Money Market Mutual Funds		1.50%
Fidelity Institutional Money Market Government Portfolio - Class I (7 day Yield 1.045%)(1)	518,464	518,464

Total Money Market Mutual Funds
(Cost $518,464)		518,464

Total Investments
(Cost $39,579,037)	99.88%	34,549,406

Other Assets in Excess of Liabilities	0.12%	41,689
Net Assets	100.00%	$34,591,095

Westcore Blue Chip Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	$32,007,812	92.53%
Netherlands	834,700	2.41%
Switzerland	1,438,574	4.16%
Finland	268,320	0.78%
Total Investments	34,549,406	99.88%
Other Assets in Excess of Liabilities	41,689	0.12%
Net Assets	$34,591,095	100.00%

Please note the country classification is based on the company headquarters.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		98.93%
Basic Materials		5.55%

Other Materials (Rubber & Plastic)		5.55%
Crown Holdings Inc.**	67,850	$1,302,720
Pactiv Corp.**	38,350	954,148
		2,256,868

Total Basic Materials
(Cost $1,508,370)		2,256,868

Capital Goods		2.07%

Electric Equipment		1.44%
General Cable Corp.**	33,200	587,308

Machinery		0.63%
Manitowoc Co. Inc.	29,650	256,769

Total Capital Goods
(Cost $2,515,761)		844,077

Commercial Services		8.08%

Business Products & Services		3.00%
Quanta Services Inc. **	61,575	1,219,185

Environmental & Pollution Control		2.61%
Waste Connections Inc. **	33,690	1,063,593

IT Services		1.13%
Affiliated Computer Services Inc.**	10,000	459,500

Transaction Processing		1.34%
Metavante Technologies Inc.**	33,883	545,855

Total Commercial Services
(Cost $3,557,375)		3,288,133

Communications		2.93%

Telecomm Equipment & Solutions		2.93%
Adtran Inc.	32,850	488,808
CommScope Inc.**	45,200	702,408
		1,191,216

Total Communications
(Cost $1,998,738)		1,191,216

Consumer Cyclical		10.82%

Clothing & Accessories		1.92%
Abercrombie & Fitch Co. - Class A	10,500	242,235
TJX Companies Inc.	26,200	538,934
		781,169

Department Stores		1.04%
Macy’s Inc.	41,000	424,350

Hotels & Gaming		1.12%
Starwood Hotels & Resorts Worldwide Inc.	25,550	457,345

Motor Vehicle Parts		1.36%
Autoliv Inc. (Sweden)	25,800	553,668

Restaurants		3.87%
Darden Restaurants Inc.	55,950	1,576,671

Specialty Retail		1.51%
Tiffany & Co.	25,960	613,435

Total Consumer Cyclical
(Cost $7,167,443)		4,406,638

Consumer Staples		6.17%

Beverages: Non-Alcoholic		1.02%
Pepsi Bottling Group Inc.	18,400	414,184

Food & Agricultural Products		5.15%
Dean Foods Co.**	38,100	684,657
The JM Smucker Co.	17,500	758,800
Tyson Foods Inc. - Class A	74,750	654,810
		2,098,267

Total Consumer Staples
(Cost $3,080,006)		2,512,451

Energy		5.22%

Exploration & Production		3.70%
Denbury Resources Inc.**	37,100	405,132
Forest Oil Corp.**	20,900	344,641
Range Resources Corp.	22,050	758,300
		1,508,073

Refining & Marketing		1.52%
Holly Corp.	33,900	617,997

Total Energy
(Cost $2,301,834)		2,126,070

Interest Rate Sensitive		21.60%

Life & Health Insurance		3.31%
Reinsurance Group of America Inc.	31,441	1,346,304

Property Casualty Insurance		7.20%
Assured Guaranty Ltd. (Bermuda)	67,200	766,080
Axis Capital Holdings Ltd. (Bermuda)	27,800	809,536
PartnerRe Ltd. (Bermuda)	16,240	1,157,424
XL Capital Ltd. (Bermuda)	53,800	199,060
		2,932,100

Regional Banks		2.92%
Marshall & Ilsley Corp.	52,549	716,768
Zions Bancorporation	19,200	470,592
		1,187,360

Securities & Asset Management		4.80%
Affiliated Managers Group Inc.**	16,050	672,816
Invesco Ltd.	88,800	1,282,272
		1,955,088

Thrifts		3.37%
Annaly Capital Management Inc.	86,600	1,374,342

Total Interest Rate Sensitive
(Cost $11,473,399)		8,795,194

Medical & Healthcare		8.95%

Healthcare Services		2.60%
Omnicare Inc.	38,200	1,060,432

Medical Technology		1.31%
Life Technologies Corp.**	22,830	532,167

Pharmaceuticals		5.04%
Cephalon Inc. **	14,900	1,147,896
Forest Laboratories Inc.**	35,500	904,185
		2,052,081

Total Medical & Healthcare
(Cost $3,473,688)		3,644,680

Real Estate Investment Trusts (REITs)		5.52%

Healthcare		1.79%
Ventas Inc.	21,700	728,469

Hotels		0.95%
Host Hotels & Resorts Inc.	51,200	387,584

Multi-Family Housing		1.19%
Camden Property Trust	15,500	485,770

Office Property		1.59%
Alexandria Real Estate Equities Inc.	10,700	645,638

Total Real Estate Investment Trusts (REITs)
(Cost $3,444,176)		2,247,461

Technology		8.37%

Computer Software		1.00%
Symantec Corp.**	30,000	405,600

Electronic Equipment		0.82%
Belden Inc.	16,100	336,168

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2008 (continued)

	Shares		Market Value
Semiconductors			4.42%
Altera Corp.	58,780		$982,213
Fairchild Semiconductor International Inc. - Class A**	83,400		407,826
Integrated Device Technology Inc.**	72,700		407,847
			1,797,886

Technology Resellers & Distributors			2.13%
Ingram Micro Inc. - Class A**	64,750		867,003

Total Technology
(Cost $5,418,159)			3,406,657

Transportation			0.79%

Trucking, Shipping & Air Freight			0.79%
Diana Shipping Inc. (Greece)	25,100		320,276

Total Transportation
(Cost $673,275)			320,276

Utilities			12.86%

Integrated Gas			2.71%
UGI Corp.	45,155		1,102,685

Regulated Electric			8.18%
CenterPoint Energy Inc.	80,635		1,017,614
PPL Corp.	35,330		1,084,278
Westar Energy Inc.	60,000		1,230,600
			3,332,492

Regulated Gas			1.97%
NiSource Inc.	73,000		800,810

Total Utilities
(Cost $6,364,131)			5,235,987

Total Common Stocks
(Cost $52,976,355)			40,275,708

Money Market Mutual Funds			1.62%
Fidelity Institutional Money Market Government Portfolio - Class I (7 day Yield 1.045%) (1)	660,580		660,580

Total Money Market Mutual Funds
(Cost $660,580)			660,580

Total Investments
(Cost $53,636,935)	100.55%		40,936,288

Liabilities in Excess of Other Assets	(0.55%	)	(222,290)

Net Assets	100.00%		$40,713,998

Westcore Mid-Cap Value Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	$37,130,244	91.20%
Bermuda	2,932,100	7.20%
Sweden	553,668	1.36%
Greece	320,276	0.79%
Total Investments	40,936,288	100.55%
Liabilities in Excess of Other Assets	(222,290)	(0.55%	)
Net Assets	$40,713,998	100.00%

Please note the country classification is based on the company headquarters.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

(1)	Investments in other funds are calculated at their respective net asset values as deter- mined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		98.75%
Basic Materials		2.28%

Specialty Chemicals		1.20%
NewMarket Corp.	6,300	$219,933

Steel		1.08%
Schnitzer Steel Industries Inc.	5,250	197,663

Total Basic Materials
(Cost $727,384)		417,596

Capital Goods		8.31%

Electrical Equipment		1.39%
General Cable Corp.**	14,395	254,648

Engineering & Construction		3.63%
EMCOR Group Inc.**	20,870	468,113
Integrated Electrical Services Inc.**	22,630	198,239
		666,352

Industrial Products		1.53%
EnPro Industries Inc.**	13,000	280,020

Machinery		1.76%
Columbus McKinnon Corp.**	23,670	323,096

Total Capital Goods
(Cost $2,347,437)		1,524,116

Commercial Services		5.68%

Business Products & Services		1.48%
CRA International Inc.**	10,100	271,993

Environmental & Pollution Control		4.20%
Waste Connections Inc. **	24,410	770,624

Total Commercial Services
(Cost $953,016)		1,042,617

Communications		4.48%

Telecomm Equipment & Solutions		4.48%
CommScope Inc.**	13,690	212,743
Novatel Wireless Inc.**	52,455	243,391
Syniverse Holdings Inc.**	30,700	366,558
		822,692

Total Communications
(Cost $1,468,882)		822,692

Consumer Cyclical		10.72%

Apparel & Footwear Manufacturers		2.87%
Jones Apparel Group Inc.	17,900	104,894
Wolverine World Wide Inc.	20,060	422,062
		526,956

Clothing & Accessories		4.77%
Aeropostale Inc.**	15,015	241,742
Kenneth Cole Productions Inc.	17,550	124,254
Steven Madden Ltd.**	23,850	508,481
		874,477

Recreation & Leisure		3.08%
Steiner Leisure Ltd.**	4,600	135,792
WMS Industries Inc. **	15,985	429,997
		565,789

Total Consumer Cyclical
(Cost $2,404,092)		1,967,222

Consumer Staples		5.51%

Consumer Products		1.39%
Elizabeth Arden Inc.**	20,210	254,848

Food & Agricultural Products		1.22%
Calavo Growers Inc.	19,520	224,480

Grocery & Convenience		2.90%
Casey’s General Stores Inc.	23,370	532,135

Total Consumer Staples
(Cost $1,250,818)		1,011,463

Energy		3.21%

Alternative Energy		1.01%
Headwaters Inc.**	27,510	185,693

Exploration & Production		0.84%
Carrizo Oil & Gas Inc.**	9,525	153,353

Oil Services		1.37%
Oil States International Inc.**	9,460	176,806
T-3 Energy Services Inc.**	7,840	74,010
		250,816

Total Energy
(Cost $1,196,903)		589,862

Interest Rate Sensitive		22.67%

Other Banks		6.08%
Boston Private Financial Holdings Inc.	46,900	320,796
PacWest Bancorp	13,210	355,349
UCBH Holdings Inc.	63,900	439,631
		1,115,776

Property Casualty Insurance		8.01%
IPC Holdings Ltd. (Bermuda)	20,810	622,218
Max Capital Group Ltd. (Bermuda)	25,710	455,067
The Hanover Insurance Group Inc.	9,150	393,176
		1,470,461

Securities & Asset Management		2.61%
Piper Jaffray Cos. **	12,035	478,512

Specialty Finance		3.02%
First Cash Financial Services Inc.**	29,060	553,884

Thrifts		2.95%
Anworth Mortgage Asset Corp.	84,300	542,049

Total Interest Rate Sensitive
(Cost $4,089,917)		4,160,682

Medical & Healthcare		11.31%

Healthcare Services		5.51%
Centene Corp.**	19,350	381,389
Kendle International Inc.**	8,400	216,048
LifePoint Hospitals Inc.**	12,700	290,068
Life Sciences Research Inc.**	13,100	123,140
		1,010,645

Medical Products & Supplies		4.80%
Orthofix Intl. N.V. (Netherlands)**	21,250	325,763
STERIS Corp.	23,220	554,725
		880,488

Medical Technology		1.01%
SurModics Inc.**	7,320	184,976

Total Medical & Healthcare
(Cost $3,215,592)		2,076,109

Real Estate Investment Trusts (REITS)	4.13%

Industrial Properties		1.87%
DCT Industrial Trust Inc.	67,950	343,827

Office Industrial		2.26%
PS Business Parks Inc.	9,265	413,775

Total Real Estate Investment Trusts (REITS)
(Cost $1,093,817)		757,602

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2008 (continued)

	Shares	Market Value
Technology		11.27%

Computer Software		2.51%
Manhattan Associates Inc.**	5,800	$91,698
Parametric Technology Corp.**	11,100	140,415
SPSS Inc.**	5,200	140,192
Sybase Inc.**	3,600	89,172
		461,477

Electronic Equipment		4.14%
Belden Inc.	20,950	437,436
Rofin-Sinar Technologies Inc.**	15,650	322,077
		759,513

Semiconductor Capital Equipment		2.27%
Advanced Energy Industries Inc.**	29,990	298,401
Veeco Instruments Inc.**	18,760	118,938
		417,339

Semiconductors		2.34%
Fairchild Semiconductor International Inc. - Class A**	48,690	238,094
Integrated Device Technology Inc.**	34,200	191,862
		429,956

Total Technology
(Cost $3,285,788)		2,068,285

Transportation		3.91%

Trucking, Shipping & Air Freight		3.91%
Marten Transport Ltd.**	20,100	381,096
Tsakos Energy Navigation Ltd. (Greece)	12,200	223,504
Ultrapetrol Bahamas Ltd. (Bahamas)**	35,320	112,671
		717,271

Total Transportation
(Cost $1,174,252)		717,271

Utilities		5.27%

Regulated Electric		1.78%
Westar Energy Inc.	15,930	326,724

Regulated Gas		3.49%
South Jersey Industries Inc.	16,070	640,390

Total Utilities
(Cost $889,604)		967,114

Total Common Stocks
(Cost $24,097,502)		18,122,631

Money Market Mutual Funds		4.49%
Fidelity Institutional Money Market Government Portfolio - Class I (7 day Yield 1.045%)(1)	824,442	$824,441

Total Money Market Mutual Funds
(Cost $824,441)		824,441

Total Investments
(Cost $24,921,943)	103.24%	18,947,072

Liabilities in Excess of Other Assets	(3.24%)	(594,405)

Net Assets	100.00%	$18,352,667

Westcore Small-Cap Opportunity Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	$17,207,849	93.76%
Bermuda	1,077,285	5.87%
Netherlands	325,763	1.78%
Greece	223,504	1.22%
Bahamas	112,671	0.61%
Total Investments	18,947,072	103.24%
Liabilities in Excess of Other Assets	(594,405)	(3.24%)
Net Assets	$18,352,667	100.00%

Please note the country classification is based on the company headquarters.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		98.02%
Basic Materials		2.67%

Chemicals		0.80%
Ferro Corp.	191,100	$1,347,255

Forestry & Paper		0.92%
Albany International Corp. - Class A	60,070	768,896
Temple-Inland Inc.	164,300	788,640
		1,557,536

Steel		0.95%
Worthington Industries Inc.	145,500	1,603,410

Total Basic Materials
(Cost $10,385,153)		4,508,201

Capital Goods		4.66%

Electrical Equipment		0.91%
LSI Industries Inc.	223,500	1,535,445

Engineering & Construction		1.08%
Chicago Bridge & Iron Co. NV (Netherlands)	182,100	1,830,105

Industrial Products		2.67%
Lincoln Electric Holdings Inc.	66,020	3,362,399
Sauer-Danfoss Inc.	130,360	1,140,650
		4,503,049

Total Capital Goods
(Cost $11,249,742)		7,868,599

Commercial Services		4.57%

Business Products & Services		4.57%
Brink’s Co.	48,100	1,292,928
CDI Corp.	199,235	2,578,101
Ennis Inc.	317,610	3,846,257
		7,717,286

Total Commercial Services
(Cost $11,874,506)		7,717,286

Communications		2.30%

Telecomm Equipment & Solutions		2.30%
Adtran Inc.	261,050	3,884,424

Total Communications
(Cost $5,509,009)		3,884,424

Consumer Cyclical		12.96%

Clothing & Accessories		2.93%
Brown Shoe Co. Inc.	123,900	1,049,433
Foot Locker Inc.	192,500	1,412,950
Stage Stores Inc.	300,360	2,477,970
		4,940,353

Consumer Durables		4.09%
Knoll Inc.	387,750	3,497,505
Toro Co.	103,500	3,415,500
		6,913,005

Hard Goods Retail		2.29%
Aaron Rents Inc.	145,510	3,873,476

Motor Vehicle Parts		0.04%
ArvinMeritor Inc.	21,002	59,856

Restaurants		2.44%
Bob Evans Farms Inc.	201,855	4,123,898

Specialty Retail		1.17%
Movado Group Inc.	210,195	1,973,731

Total Consumer Cyclical
(Cost $32,793,209)		21,884,319

Consumer Staples		6.40%

Food & Agriculture Products		1.61%
Lancaster Colony Corp.	79,240	2,717,932

Grocery & Convenience		2.94%
Casey’s General Stores Inc.	217,765	4,958,509

Home Products		1.85%
Tupperware Brands Corp.	137,450	3,120,115

Total Consumer Staples
(Cost $12,692,841)		10,796,556

Energy		3.76%

Alternative Energy		0.84%
EnergySolutions Inc.	250,300	1,414,195

Exploration & Production		0.75%
Berry Petroleum Co. - Class A	45,610	344,812
St Mary Land & Exploration Co.	45,600	926,136
		1,270,948

Oil Services		0.77%
Tidewater Inc.	32,300	1,300,721

Refining & Marketing		1.40%
Holly Corp.	129,300	2,357,139

Total Energy
(Cost $11,885,353)		6,343,003

Interest Rate Sensitive		29.70%

Life & Health Insurance		2.36%
American Equity Investment Life Holding Co.	567,950	3,975,650

Other Banks		7.51%
Central Pacific Financial Corp.	228,700	2,296,148
PacWest Bancorp	169,455	4,558,339
Westamerica Bancorp	67,320	3,443,418
Wintrust Financial Corp.	115,800	2,382,006
		12,679,911

Property Casualty Insurance		8.57%
Assured Guaranty Ltd. (Bermuda)	236,460	2,695,644
Max Capital Group Ltd. (Bermuda)	198,965	3,521,681
Platinum Underwriters Holdings Ltd. (Bermuda)	152,275	5,494,081
Safety Insurance Group Inc.	72,500	2,759,350
		14,470,756

Securities & Asset Management		2.75%
SWS Group Inc.	244,450	4,632,328

Specialty Finance		2.16%
Cash America International Inc.	133,460	3,650,131

Thrifts & Mortgage Reits		6.35%
First Niagara Financial Group Inc.	209,900	3,394,083
MFA Financial Inc.	834,940	4,917,797
Sterling Financial Corp.	274,300	2,413,840
		10,725,720

Total Interest Rate Sensitive
(Cost $57,243,516)		50,134,496

Medical & Healthcare		9.21%

Healthcare Services		2.82%
Owens & Minor Inc.	126,710	4,770,632

Medical Products & Supplies		6.39%
Cooper Companies Inc.	91,250	1,496,500
Mentor Corp.	51,500	1,592,895
Meridian Bioscience Inc.	145,475	3,705,248
STERIS Corp.	166,850	3,986,046
		10,780,689

Total Medical & Healthcare
(Cost $17,184,076)		15,551,321

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2008 (continued)

	Shares	Market Value
Real Estate Investment Trusts (REITs)		4.03%

Apartments		1.05%
American Campus Communities Inc.	86,100	$1,763,328

Hotels		0.69%
DiamondRock Hospitality Co.	228,700	1,159,509

Multi-Family		1.19%
Associated Estates Realty Corp.	220,365	2,011,932

Office - Industrial		1.10%
Parkway Properties Inc.	103,495	1,862,910

Total Real Estate Investment Trusts (REITs)
(Cost $11,384,119)		6,797,679

Technology		9.62%

Computer Software		1.16%
Blackbaud Inc.	145,545	1,964,858

Electronic Equipment		7.17%
Bel Fuse Inc. - Class B	77,990	1,653,388
Belden Inc.	296,000	6,180,479
Park Electrochemical Corp.	158,800	3,010,848
Technitrol Inc.	362,210	1,260,491
		12,105,206

Semiconductor Equipment		1.29%
Cohu Inc.	179,100	2,176,065

Total Technology
(Cost $29,912,635)		16,246,129

Transportation		2.11%

Trucking, Shipping & Air Freight		2.11%
Arkansas Best Corp.	75,400	2,270,294
Pacer International Inc.	123,900	1,292,277
		3,562,571

Total Transportation
(Cost $4,988,577)		3,562,571

Utilities		6.03%

Regulated Electric		1.34%
UIL Holdings Corp.	75,400	2,264,262

Regulated Gas		4.69%
Northwest Natural Gas Co.	69,860	3,089,908
South Jersey Industries Inc.	121,275	4,832,809
		7,922,717

Total Utilities
(Cost $9,827,737)		10,186,979

Total Common Stocks
(Cost $226,930,473)		165,481,563

Money Market Mutual Funds		0.89%
Fidelity Institutional Money Market Government Portfolio - Class I (7 day Yield 1.045%)(1)	1,498,396	1,498,396

Total Money Market Mutual Funds
(Cost $1,498,396)		1,498,396

Total Investments
(Cost $228,428,869)	98.91%	166,979,959

Other Assets in Excess of Liabilities	1.09%	1,839,486

Net Assets	100.00%	$168,819,445

Westcore Small-Cap Value Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	$153,438,448	90.89%
Bermuda	11,711,406	6.94%
Netherlands	1,830,105	1.08%
Total Investments	166,979,959	98.91%
Other Assets in Excess of Liabilities	1,839,486	1.09%
Net Assets	$168,819,445	100.00%

Please note the country classification is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

All of the Fund’s investments are traded on U.S. exchanges.

(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		99.23%
Basic Materials		3.61%

Forestry & Paper		0.90%
Buckeye Technologies Inc.**	2,713	$9,875

Non-Ferrous Metals		0.43%
Insteel Industries Inc.	423	4,776

Other Materials (Rubber & Plastic)		0.20%
Myers Industries Inc.	282	2,256

Specialty Chemicals		1.15%
Calgon Carbon Corp.**	267	4,101
Quaker Chemical Corp.	225	3,701
Stepan Co.	103	4,841
		12,643

Steel		0.93%
Gibraltar Industries Inc.	446	5,325
Mesabi Trust	258	2,237
Universal Stainless & Alloy Products Inc.**	190	2,753
		10,315

Total Basic Materials
(Cost $52,595)		39,865

Capital Goods		7.37%

Aerospace & Defense Suppliers		3.08%
Applied Signal Technology Inc.	566	10,154
Hawk Corp.**	519	8,615
Herley Industries Inc.**	613	7,528
Integral Systems Inc.**	645	7,772
		34,069

Electrical Equipment		1.11%
AAON Inc.	486	10,148
AZZ Inc.**	83	2,083
		12,231

Engineering & Construction		0.64%
Comfort Systems USA Inc.	664	7,038

Industrial Products		2.29%
Chase Corp.	274	3,093
Flanders Corp. **	1,721	8,071
Graham Corp.	185	2,002
Lydall Inc.**	2,104	12,099
		25,265

Machinery		0.25%
Columbus McKinnon Corp.**	203	2,771

Total Capital Goods
(Cost $99,160)		81,374

Commercial Services		6.28%

Business Products & Services		1.95%
Jackson Hewitt Tax Service Inc.	174	2,730
MAXIMUS Inc.	266	9,339
S1 Corp.**	1,192	9,405
		21,474

Environmental & Pollution Control		0.94%
Landauer Inc.	141	10,335

IT Services		2.66%
AsiaInfo Holdings Inc. (China)**	541	6,405
iGate Corp.**	425	2,767
Infospace Inc.	1,253	9,460
NCI Inc.**	358	10,787
		29,419

Transaction Processing		0.73%
Cass Information Systems Inc.	265	8,072

Total Commercial Services
(Cost $69,576)		69,300

Communications		1.65%

Telecomm Service Providers		1.65%
Atlantic Tele-Network Inc.	326	8,655
USA Mobility Inc.	823	9,522
		18,177

Total Communications
(Cost $15,825)		18,177

Consumer Cyclical		9.90%

Apparel & Footwear Manufacturing		0.49%
Maidenform Brands Inc.**	531	5,390

Clothing & Accessories		0.35%
JOS A Bank Clothiers Inc.**	149	3,896

Consumer Durables		0.60%
Knoll Inc.	731	6,594

Hard Goods Retail		0.89%
Haverty Furniture Cos Inc.	1,056	9,852

Homebuilders & Suppliers		0.24%
M/I Homes Inc.	255	2,688

Motor Vehicle Parts		2.62%
ATC Technology Corp.**	437	6,393
Fuel Systems Solutions Inc.**	261	8,550
Stoneridge Inc.**	2,612	11,911
Tyler Technologies Inc.**	175	2,097
		28,951

Motor Vehicles		0.36%
America’s Car-Mart Inc.**	286	3,950

Other Consumer Services		1.10%
Pre-Paid Legal Services Inc.**	145	5,407
Stamps.com Inc.**	680	6,684
		12,091

Recreation & Leisure		0.71%
Steinway Musical Instruments**	449	7,862

Specialty Retail		2.54%
Franklin Covey Co.**	2,084	12,608
Jo-Ann Stores Inc. **	367	5,685
Monro Muffler Inc.	382	9,741
		28,034

Total Consumer Cyclical
(Cost $135,412)		109,308

Consumer Staples		3.82%

Beverages: Non-Alcoholic		0.49%
National Beverage Corp.**	599	5,391

Consumer Products		0.63%
Helen of Troy Ltd.**	398	6,909

Drug Stores		0.90%
PetMed Express Inc.**	565	9,961

Food & Agricultural Products		1.15%
Diamond Foods Inc.	346	6,973
Omega Protein Corp.**	1,436	5,758
		12,731

Home Products		0.65%
WD-40 Co.	252	7,129

Total Consumer Staples
(Cost $46,150)		42,121

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2008 (continued)

	Shares	Market Value
Energy		3.14%

Coal		0.53%
Westmoreland Coal Co.**	522	$5,794

Energy Lp/Trusts		0.49%
North European Oil
Royalty Trust	245	5,390

Exploration & Production		1.40%
Panhandle Oil and Gas Inc.	352	6,336
Vaalco Energy Inc.**	1,231	9,159
		15,495

Oil Services		0.29%
Mitcham Industries Inc.**	505	2,005
Trico Marine Services Inc.**	278	1,243
		3,248

Pipelines		0.43%
Furmanite Corp.**	885	4,770

Total Energy
(Cost $52,788)		34,697

Interest Rate Sensitive		24.55%

Insurance - Real Estate Brokers		0.61%
Crawford & Co.**	464	6,747

Life & Health Insurance		0.77%
American Equity Investment Life Holding Co.	1,219	8,533

Other Banks		9.30%
First Financial Corp.	202	8,280
First Place Financial Corp.	2,012	7,706
Heartland Financial USA Inc.	475	9,780
Lakeland Bancorp Inc.	861	9,695
Peoples Bancorp Inc.	520	9,948
Provident Bankshares Corp.	617	5,960
Republic Bancorp Inc.	406	11,043
Simmons First National Corp.	306	9,018
Southside Bancshares Inc.	508	11,937
Sterling Bancorp	670	9,400
Tompkins Financial Corp.	171	9,909
		102,676

Property Casualty Insurance		4.77%
American Physicians Capital Inc.	230	11,063
AMERISAFE Inc.**	505	10,368
Castlepoint Holdings Ltd. (Bermuda)	776	10,523
Hallmark Financial Services Inc.**	1,314	11,523
Safety Insurance Group Inc.	240	9,134
		52,611

Regional Banks		1.90%
BancTrust Financial Group Inc.	834	12,310
Centerstate Banks of Florida, Inc.	511	8,682
		20,992

Securities & Asset Management		0.77%
TradeStation Group Inc.**	925	5,967
Westwood Holdings Group Inc.	89	2,528
		8,495

Specialty Finance		0.84%
NorthStar Realty Finance Corp.	2,370	9,267

Thrifts		5.59%
Anthracite Capital Inc.	1,781	3,972
Capstead Mortgage Corp.	996	10,726
Dime Community Bancshares	700	9,310
Flushing Financial Corp.	696	8,324
Great Southern Bancorp Inc.	931	10,651
MainSource Financial Group Inc.	596	9,238
RAIT Financial Trust	1,864	4,846
Redwood Trust Inc.	311	4,637
		61,704

Total Interest Rate Sensitive
(Cost $302,171)		271,025

Medical & Healthcare		15.67%

Healthcare Services		5.57%
Alliance Imaging Inc.**	926	7,380
American Dental Partners Inc.**	838	5,816
American Physicians Service Group Inc.	409	8,798
Assisted Living Concepts Inc.**	1,656	6,872
Medcath Corp.**	847	8,843
National Healthcare Corp.	173	8,761
RehabCare Group Inc.**	590	8,943
Sun Healthcare Group Inc.**	689	6,098
		61,511

Medical Products & Supplies		1.84%
Atrion Corp.	88	8,545
CryoLife Inc.**	397	3,855
Invacare Corp.	419	6,503
Young Innovations Inc.	90	1,386
		20,289

Medical Technology		1.73%
Cutera Inc.**	971	8,613
Vital Images Inc.**	758	10,544
		19,157

Pharmaceuticals		6.53%
Albany Molecular Research Inc.**	606	5,902
Amicus Therapeutics Inc.**	762	6,081
Emergent Biosolutions Inc.**	376	9,817
GTx Inc.**	377	6,349
Hi-Tech Pharmacal Co Inc.**	1,599	8,858
Idera Pharmaceuticals Inc.**	1,010	7,757
Salix Pharmaceuticals Ltd.**	1,286	11,355
Synta Pharmaceuticals Corp.**	1,968	12,045
VNUS Medical Technologies Inc.**	242	3,925
		72,089

Total Medical & Healthcare
(Cost $207,070)		173,046

Real Estate Investment Trusts (REITs)		1.95%

Hotels		0.46%
Hersha Hospitality Trust	1,684	5,052

Multi-Family		0.65%
Associated Estates Realty Corp.	793	7,240

Regional Malls		0.84%
Ramco-Gershenson Properties Trust	1,493	9,227

Total Real Estate Investment Trusts (REITs)
(Cost $37,439)		21,519

Technology		15.14%

Business Machines		0.82%
Rackable Systems Inc.**	2,311	9,105

Computer Software		5.48%
Manhattan Associates Inc.**	412	6,514
PC-Tel Inc.	1,193	7,838
Pegasystems Inc.	682	8,430
QAD Inc.	972	4,073
Seachange International Inc.**	999	7,203
SonicWALL Inc.**	2,517	10,017
SPSS Inc.**	295	7,953
Vignette Corp.**	897	8,440
		60,468

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2008 (continued)

	Shares		Market Value
Electronic Equipment			1.92%
American Science & Engineering Inc.	122		$9,024
CTS Corp.	320		1,763
Spectrum Control Inc.**	616		3,782
Zygo Corp.**	963		6,654
			21,223

Peripherals			1.00%
Hutchinson Technology Inc.**	3,187		11,091

Semiconductor Capital Equipment			2.18%
Advanced Energy Industries Inc.**	969		9,642
Newport Corp.**	1,502		10,183
Ultratech Inc.**	352		4,210
			24,035

Semiconductors			3.74%
Actel Corp.**	776		9,095
CEVA Inc.**	1,157		8,099
IXYS Corp.	524		4,328
Silicon Image Inc.**	1,959		8,228
Transmeta Corp.**	324		5,897
Volterra Semiconductor Corp.**	782		5,591
			41,238

Total Technology
(Cost $221,791)			167,160

Transportation			3.33%

Airlines			0.55%
Republic Airways Holdings Inc.**	564		6,018

Trucking, Shipping & Air Freight			2.78%
Dynamex Inc.**	344		5,074
General Maritime Corp.	207		2,236
International Shipholding Corp.	242		6,130
Marten Transport Ltd.**	453		8,588
Pacer International Inc.	386		4,026
Saia Inc.**	432		4,692
			30,746

Total Transportation
(Cost $40,600)			36,764

Utilities			2.82%

Regulated Electric			2.13%
Central Vermont Public Service Corp.	344		8,208
CH Energy Group Inc.	155		7,965
The Empire District Electric Co.	416		7,322
			23,495

Water Utilities			0.69%
American States Water Co.	231		7,618

Total Utilities
(Cost $29,581)			31,113

Total Common Stocks
(Cost $1,310,158)			1,095,469

Money Market Mutual Funds			1.46%
Fidelity Institutional Money Market Government Portfolio - Class I (7 day Yield 1.045%)(1)	16,157		16,157

Total Money Market Mutual Funds
(Cost $16,157)			16,157

Total Investments
(Cost $1,326,315)	100.69%		1,111,626

Liabilities in Excess of Other Assets	(0.69%	)	(7,625)

Net Assets	100.00%		$1,104,001

Westcore Micro-Cap Opportunity Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	1,094,698	99.16%
Bermuda	10,523	0.95%
China	6,405	0.58%
Total Investments	1,111,626	100.69%
Liabilities in Excess of Other Assets	(7,625)	(0.69)%	)
Net Assets	$1,104,001	100.00%

Please note the country classification is based on the company headquarters.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

**	Non-income producing security.

(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL FRONTIER FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		96.23%
Consumer Discretionary		20.38%

Diversified Consumer Services		3.13%
Raffles Education Corp. Ltd. (Singapore)	1,457,200	$571,451

Hotels Restaurants & Leisure		1.61%
Domino’s Pizza Group Ltd. (United Kingdom)	123,100	294,684

Household Durables		3.52%
Maisons France Confort (France)	39,600	643,486

Leisure Equipment & Products		2.04%
Jumbo S.A. (Greece)	61,800	372,827

Media		4.59%
CTS Eventim AG (Germany)(2)	16,100	562,963
Rightmove PLC (United Kingdom)	109,500	277,084
		840,047

Specialty Retail		5.49%
Diploma PLC (United Kingdom)	338,050	607,540
Point Inc. (Japan)(2)	5,500	303,161
Village Vanguard Co. Ltd. (Japan)(2)	30	92,976
		1,003,677

Total Consumer Discretionary
(Cost $5,966,453)		3,726,172

Consumer Staples		2.03%

Food Products		2.03%
Cranswick PLC (United Kingdom)	15,000	126,163
Unicharm Petcare Corp. (Japan)(2)	6,600	245,468
		371,631

Total Consumer Staples
(Cost $276,542)		371,631

Energy		4.05%

Energy Equipment & Services		4.05%
Prosafe Production PLC (Cyprus)**(2)	460,320	741,439

Total Energy
(Cost $1,832,833)		741,439

Financials		16.95%

Capital Markets		2.92%
Azimut Holding S.p.A. (Italy)(2)	83,200	453,772
Nordnet AB (Sweden)(2)	71,500	80,080
		533,852

Diversified Financial Services		9.52%
IG Group Holdings PLC (United Kingdom)	252,600	930,638
London Capital Group Holdings PLC (United Kingdom)	228,100	810,040
		1,740,678

Real Estate Management & Development		4.24%
Kenedix Inc. (Japan)**(2)	1,166	334,608
Savills PLC (United Kingdom)	137,000	440,725
		775,333

Thrifts & Mortgage Finance		0.27%
Home Capital Group Inc. (Canada)	3,000	48,117

Total Financials
(Cost $6,053,448)		3,097,980

Healthcare		5.72%

Equipment & Supplies		3.75%
Mani Inc. (Japan)(2)	2,800	167,898
Nakanishi Inc. (Japan)(2)	1,300	82,398
Omega Pharma S.A. (Belgium)	11,600	435,363
		685,659

Technology		0.94%
So-net M3 Inc. (Japan)(2)	50	171,340

Life Sciences Tools & Services		1.03%
EPS Co. Ltd. (Japan)(2)	44	189,380

Total Healthcare
(Cost $1,337,581)		1,046,379

Industrials		36.15%

Air Freight & Logistics		0.42%
Goodpack Ltd. (Singapore)	134,200	77,311

Commercial Services & Supplies		4.68%
GST Holdings Ltd. (China-Hong Kong)	1,315,700	482,128
Mears Group PLC (United Kingdom)	98,200	372,734
		854,862

Construction & Engineering		7.59%
Cardno Ltd. (Australia)	441,100	999,488
Morgan Sindall PLC (United Kingdom)	49,855	388,501
		1,387,989

Machinery		9.48%
Aalberts Industries N.V. (Netherlands)	33,377	234,762
Andritz AG (Austria)(2)	40,300	1,064,561
Metka S.A. (Greece)	47,200	434,340
		1,733,663

Professional Services		5.07%
en-japan Inc. (Japan)(2)	850	560,711
SAI Global Ltd. (Australia)	223,200	365,695
		926,406

Trading Companies & Distributors		8.91%
Indutrade AB (Sweden)(2)	92,900	800,442
KS Energy Services Ltd. (Singapore)	1,204,280	827,511
		1,627,953

Total Industrials
(Cost $10,724,700)		6,608,184

Information Technology		9.88%

Computers & Peripherals		2.43%
Roland DG Corp. (Japan)(2)	29,600	444,222

Internet Software & Services		0.78%
D+S europe AG (Germany)**(2)	12,000	142,267

IT Services		5.21%
Wirecard AG (Germany)**(2)	162,006	953,660

Software		1.46%
Kingdee International Software Group Co. Ltd. (China-Hong Kong)	2,590,000	267,348

Total Information Technology
(Cost $2,696,053)		1,807,497

Telecommunication Services		1.07%

Wireless Telecommunication Services		1.07%
Okinawa Cellular Telephone Co. (Japan)(2)	90	195,028

Total Telecommunication Services
(Cost $265,392)		195,028

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL FRONTIER FUND AS OF DECEMBER 31, 2008 (continued)

	Shares	Market Value
Total Common Stocks
(Cost $29,153,002)		$17,594,310

Money Market Mutual Funds		2.57%
Fidelity Institutional Money Market Government Portfolio - Class I (7 day Yield 1.045%)(1)	469,528	469,528

Total Money Market Mutual Funds
(Cost $469,528)		469,528

Total Investments
(Cost $29,622,530)	98.80%	18,063,838

Other Assets in Excess of Liabilities	1.20%	218,481

Net Assets	100.00%	$18,282,319

Westcore International Frontier Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United Kingdom	$4,248,109	23.24%
Japan	2,787,190	15.24%
Germany	1,658,890	9.07%
Australia	1,365,183	7.47%
Singapore	1,476,273	8.07%
Austria	1,064,561	5.82%
Sweden	880,522	4.82%
Greece	807,167	4.42%
China-Hong Kong	749,476	4.10%
Cyprus	741,439	4.06%
France	643,486	3.52%
United States	469,528	2.57%
Italy	453,772	2.48%
Belgium	435,363	2.38%
Netherlands	234,762	1.28%
Canada	48,117	0.26%
Total Investments	18,063,838	98.80%
Other Assets in Excess of Liabilities	218,481	1.20%
Net Assets	$18,282,319	100.00%

Please note the country classification is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

(2)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2008, these securities represented 41.50% of the Fund’s net assets.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		1.17%
Financial		0.69%

Financial Services		0.69%
Apollo Investment Co.	27,001	$251,380
Tortoise Capital Partners	45,625	203,031
		454,411

Total Financial
(Cost $1,168,532)		454,411

Industrial		0.48%

Autos		0.06%
Dana Holding Corp.**	54,538	40,358

Other Industrial		0.42%
B&G Foods Inc.(1)	22,000	227,700
Centerplate Inc.	26,000	44,460
		272,160

Total Industrial
(Cost $1,673,404)		312,518

Total Common Stocks
(Cost $2,841,936)		766,929

CONVERTIBLE PREFERRED STOCKS		1.50%
Utilities & Energy		1.50%

Energy-Non Utility		1.50%
AES Trust III, 6.750%, 10/15/2029	26,100	987,624

Total Utilities & Energy
(Cost $1,140,080)		987,624

Total Convertible Preferred Stocks
(Cost $1,140,080)		987,624

NONCONVERTIBLE PREFERRED STOCKS		3.68%
Financial		3.68%

Financial Services		0.58%
First Republic Capital Trust II, Series B, 8.750%**(2)	20,000	382,500

Government Sponsored Entity		0.05%
Federal Home Loan Mortgage Corp., 8.375%(4)	86,680	33,805
	Shares/ Principal Amount	Market Value
Real Estate Investment Trusts (REIT)		3.05%

Diversified		1.18%
Cousins Properties Inc.:
7.500%	23,300	$279,600
7.750%	25,000	306,000
Digital Realty Trust Inc., 8.500%	11,800	188,800
		774,400

Healthcare		0.23%
Health Care REIT Inc., Series F, 7.625%	8,300	153,550

Hotels		0.75%
Hospitality Properties Trust, Series B, 8.875%	25,000	387,500
Host Hotels & Resorts Inc., Series E, 8.875%	6,300	108,360
		495,860

Office Property		0.13%
SL Green Realty Corp., Series C, 7.625%	5,600	82,264

Warehouse-Industrial		0.76%
CenterPoint Properties Trust, 5.377%(3)	1,500	428,610
First Industrial Realty Trust Inc., 6.236%(3)	250	70,440
		499,050

Total Financial
(Cost $9,172,273)		2,421,429

Total Nonconvertible Preferred Stocks
(Cost $7,172,273)		2,421,429

CORPORATE BONDS		78.80%
Financial		13.01%

Financial Services		3.29%
Allied Capital Corp., 6.340%, 10/13/2012(2)(3)	$1,000,000	761,570
Emigrant Capital Trust II, 6.169%, 4/14/2034(2)(5)	500,000	201,234
Finova Capital Corp., 7.500%, 11/15/2009	7,200	567
Leucadia National Corp.:
7.750%, 8/15/2013	1,050,000	867,563
7.125%, 3/15/2017	450,000	336,375
		2,167,309

Insurance		2.13%
Zurich Reinsurance Inc., 7.125%, 10/15/2023	1,700,000	1,403,620

	Principal Amount	Market Value
Savings & Loans		0.90%
Washington Mutual Bank, 5.550%, 6/16/2010(4)	$2,000,000	$590,000

Real Estate Investments Trusts (REITs)		6.69%

Healthcare		2.70%
Omega Healthcare Investors Inc., 7.000%, 1/15/2016	2,350,000	1,774,250

Hotels		2.60%
Host Marriott Corp., Series Q, 6.750%, 6/1/2016	2,325,000	1,708,875

Regional Malls		1.39%
Rouse Co. Inc., 6.750%, 5/1/2013(2)	2,500,000	912,500

Total Financial
(Cost $13,143,013)		8,556,554

Industrial		46.12%

Airlines		0.64%
American Airlines Pass Through Trust 1999, Series 99-1, 7.024%, 10/15/2009	265,000	249,101
Atlas Air Inc., Pass-Through Certificates, Series 1999-1, Class A-1, 7.200%, 1/2/2019(6)	64,447	45,113
Continental Airlines Inc.: Pass-Through Certificates, Series 2000-1, Class C, 7.033%, 6/15/2011(6)	20,707	12,010
Pass-Through Certificates, Series 1997-1, Class B,7.461%, 4/1/2013(6)	34,171	26,312
Pass-Through Certificates, Series 1999-1, Class B, 6.795%, 8/2/2018(6)	151,740	89,526
		422,062

Autos		0.33%

Dana Corp., Escrow Units, 1/15/2015**(3)(4)	1,300,000	–
Delphi Corp.:
6.500%, 5/1/2009(4)	1,375,000	27,500
8.250%, 10/15/2033(4)	1,015,000	–
Ford Motor Co., 9.215%, 9/15/2021	800,000	188,000
		215,500

Chemicals		0.45%
Borden Inc., 7.875%, 2/15/2023	575,000	71,875
Union Carbide Chemical & Plastics Co. Inc., 7.875%, 4/1/2023	250,000	224,036
		295,911

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2008 (continued)

	Principal Amount	Market Value
Healthcare		1.35%
Eszopiclone Royalty Sub LLC ,
Series IV, 12.000%,
3/15/2014(2)(3)	$962,779	$885,757

Leisure		13.16%
Fontainebleau Las Vegas Holdings LLC,
10.250%, 6/15/2015(2)	3,000,000	307,500
Harrah’s Operating Co. Inc:
10.750%, 2/1/2016(2)	1,469,000	426,010
10.000%, 12/15/2018(2)	336,000	124,320
Las Vegas Sands Corp.,
6.375%, 2/15/2015	3,400,000	1,989,000
MGM Mirage Resorts Inc.,
7.250%, 8/1/2017	5,000,000	3,049,999
Mohegan Tribal Gaming Authority,
6.875%, 2/15/2015	2,050,000	1,045,500
Pinnacle Entertainment Inc.,
8.250%, 3/15/2012	875,000	669,375
Premier Ent. Biloxi,
10.750%, 2/1/2012(3)	250,000	–
Royal Caribbean
Cruises Ltd.,
6.875%, 12/1/2013	1,500,000	847,500
Seneca Gaming Corp.,
7.250%, 5/1/2012	100,000	81,000
Station Casinos Inc.,
6.875%, 3/1/2016	1,950,000	121,875
		8,662,079

Other Industrial		18.67%
Advanced Micro Devices Inc.,
7.750%, 11/1/2012	2,233,000	988,103
Allegheny Ludlum Corp.,
6.950%, 12/15/2025	1,580,000	1,406,695
Amerigas Partners LP,
7.250%, 5/20/2015	1,510,000	1,238,200
Aramark Corp.,
8.500%, 2/1/2015	2,225,000	2,024,749
Federal Express Corp.
1997 Pass Through Trust,
Series 97-C, 7.650%,
1/15/2014	1,734,397	1,595,644
Freeport-McMoRan Copper & Gold Inc.:
6.875%, 2/1/2014	1,000,000	900,930
8.375%, 4/1/2017	1,725,000	1,416,460
Goodyear Tire & Rubber Co.:
7.857%, 8/15/2011	1,060,000	885,100
8.625%, 12/1/2011	167,000	139,445
Levi Strauss & Co.,
9.750%, 1/15/2015	2,000,000	1,490,000
Novelis Inc.,
7.250%, 2/15/2015	225,000	131,625
Winn-Dixie Stores Inc.,
Escrow Units**(3)(4)	2,150,000	67,854
		12,284,805

Pharmaceuticals		2.59%
Medco Health Solutions, Inc.,
6.125%, 3/15/2013	1,825,000	1,703,349

Telecom & Related		7.46%
American Tower Corp.,
7.500%, 5/1/2012	500,000	495,000
Qwest Capital Funding Inc.,
7.900%, 8/15/2010	2,500,000	2,287,500
Qwest Communications International Inc.,
5.649%, 2/15/2009(5)	333,000	333,000
Qwest Corp.:
7.500%, 6/15/2023	375,000	264,375
6.875%, 9/15/2033	1,726,000	1,035,600
Rogers Wireless Inc.,
7.500%, 3/15/2015	500,000	495,668
		4,911,143

Transportation		1.47%
Burlington Northern Santa Fe Corp.,
5.750%, 3/15/2018	1,000,000	965,671

Total Industrial
(Cost $47,958,702)		30,346,277

Utilities & Energy		19.67%

Energy-Non Utility		18.50%
Forest Oil Corp.,
7.250%, 6/15/2019	2,950,000	2,168,250
Kerr-McGee Corp.,
6.950%, 7/1/2024	1,050,000	922,749
Southwestern Energy Co.,
7.500%, 2/1/2018(2)	1,510,000	1,328,800
Tennessee Gas Pipeline Co.:
7.500%, 4/1/2017	400,000	354,834
7.000%, 3/15/2027	1,850,000	1,437,539
Transcontinental Gas Pipe Line Corp.,
6.400%, 4/15/2016	2,100,000	1,919,738
Valero Energy Corp.,
6.125%, 6/15/2017	2,350,000	2,008,005
Weatherford International Ltd. (Bermuda),
5.150%, 3/15/2013	1,540,000	1,357,314
Whiting Petroleum Corp.,
7.000%, 2/1/2014	950,000	674,500
		12,171,729

Utilities		1.17%
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(2)	100,000	102,854
Portland General Electric Co.,
7.875%, 3/15/2010	100,000	102,676
WPD Holdings Inc.,
7.250%, 12/15/2017(2)	600,000	563,425
		768,955

Total Utilities & Energy
(Cost $15,508,309)		12,940,684

Total Corporate Bonds
(Cost $76,610,024)		51,843,515

Asset-Backed Securities, Collateralized Debt Obligations & Commercial Mortgage-Backed Securities		8.48%

Asset-Backed Securities		3.87%
Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, 2/15/2012(6)	1,850,000	924,188
Vanderbilt Mortgage and Finance Inc.,
Series 2002-B, Class B1,
5.850%, 4/7/2018	219,631	197,822
Series 1997-C, Class 2B3,
3.026%, 8/7/2027(5)	1,923,311	1,424,050
		2,546,060

Collateralized Debt Obligations		1.51%
Anthracite CDO Ltd. (Cayman Islands),
Series 2004-1A,
Class G, 3.424%,
2/24/2014(2)(3)(5)(6)	500,000	50,000
Crest Ltd. Series 2003-1A (Cayman Islands),
Class PS, 8.500%,
8/28/2012(2)(3)(6)(7)	200,000	26,628
Crest Ltd. Series 2003-2A (Cayman Islands):
Class E1, 6.316%,
12/28/2013(2)(3)(5)(6)	250,000	37,500
Class PS, 6.000%,
12/28/2013(2)(3)(6)(7)	413,450	42,085
Crest Ltd. Series 2004-1A (Cayman Islands):
Class H2, 7.334%,
10/28/2014(2)(3)(6)	300,000	45,000
Class PS, 7.667%,
12/28/2013(2)(3)(6)(7)	1,064,633	92,847
Exeter Street Solar,
Class E1, 5.216%,
10/28/2014(2)(3)(5)(6)	418,853	62,828
Fairfield Street Solar,
Class F, 7.046%,
12/28/2014(2)(3)(5)(6)	1,087,500	76,125
I-Preferred Term Securities I Ltd.
(Cayman Islands),
Subordinate Income Notes,
0.000%,12/4/2012(2)(6)(7)	100,000	5,000
N-Star Real Estate CDO Ltd. (Cayman Islands),
Series 2004-2A,
Class C2B, 6.591%,
6/28/2014(2)(3)(6)	500,000	218,850
Preferred Term Securities VI Ltd.
(Cayman Islands),
Subordinate Income Notes,
3.000%, 7/3/2012(2)(6)(7)	100,000	30,000
Preferred Term Securities X Ltd.
(Cayman Islands), Subordinate
Income Notes, 19.000%,
7/3/2013(2)(6)(7)	150,000	6,000
Preferred Term Securities XI Ltd.
(Cayman Islands), Subordinate
Income Notes, 19.000%,
10/3/2013(2)(6)(7)	150,000	13,500
Preferred Term Securities XII Ltd.
Cayman Islands), Subordinate
Income Notes, 0.000%,
12/24/2013(2)(6)(7)	750,000	33,750

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2008 (continued)

	Principal Amount	Market Value
Preferred Term Securities XIV Ltd.
(Cayman Islands), Subordinate
Income Notes, 0.000%,
6/17/2014(2)(6)(7)	$500,000	$109,400
Regional Diversified Funding (Cayman Islands):
Series 2004-1, 0.000%,
2/15/2014(2)(3)(6)(7)	500,000	2,500
Regional Diversified Funding (Cayman Islands):
Series 2005-1, 0.000%,
3/15/2015**(2)(3)(6)(7)	750,000	3,750
River North CDO Ltd. (Cayman Islands),
Series 2005-1A,
Class SUB, 0.000%,
2/6/2014**(2)(3)(6)(7)	600,000	6,000
Soloso Bank Pref 2005 (Cayman Islands),
15.000%,
10/15/2015(2)(3)(6)(7)	750,000	117
TIAA Real Estate CDO Ltd. (Cayman Islands),
Series 2003-1A,
Class PS, 16.000%,
9/30/2013(2)(3)(6)(7)	250,000	48,175
Tricadia (Cayman Islands):
Series 2003-1A,
Class PS, 17.575%,
12/15/2013(2)(3)(6)(7)	250,000	12,500
Tricadia (Cayman Islands):
Series 2004-2A,
Class C, 6.682%,
12/15/2019(2)(3)(5)(6)	476,923	71,538
		994,093

Commercial Mortgage-Backed Securities		3.10%
Crown Castle Towers LLC,
Series 2005-1A,
Class C, 5.074%,
6/15/2010(6)	1,500,000	1,086,570
Global Signal Trust,
Series 2004-2A,
Class G, 7.113%,
12/15/2014(2)(3)(6)	1,000,000	872,500
Times Square Hotel Trust,
8.528%, 8/1/2026(2)(3)	88,153	77,678
		2,036,748

Total Asset-Backed Securities, Collateralized Obligations & Mortgage-Backed Securities
(Cost $15,248,688)		5,576,901
	Shares	Market Value
Money Market Mutual Funds		4.38%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 day Yield 1.045%)(8)	2,884,736	$2,884,736

Total Money Market Mutual Funds
(Cost $2,884,736)		2,884,736

Total Investments
(Cost $105,897,737)	98.01%	64,481,134

Other Assets in Excess of Liabilities	1.99%	1,309,547

Net Assets	100.00%	$65,790,681

Westcore Flexible Income Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	$62,129,727	94.44%
Bermuda	1,357,314	2.06%
Cayman Islands	994,093	1.51%
Total Investments	64,481,134	98.01%
Other Assets in Excess of Liabilities	1,309,547	1.99%
Net Assets	$65,790,681	100.00%

Please note the country classification is based on the domicile of the issuer.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

See Notes to Financial Statements.

** Non-income producing security.

(1)	Each share is an Enhanced Income Security which consists of one share of Class A common stock and one unit ($7.15 principal amount) of a 12.0% senior subordinated note.

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2008 (continued)

(2)
This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers. Please note that as of December 31, 2008, the Adviser, under the supervision of the Board of Trustees, has determined a liquid trading market exists for 7.05% of the Fund’s net assets that are invested in 144A securities.

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Allied Capital Corp.	6.34%	10/13/12	9/21/05	$1,000,000	$761,570	1.16%
Anthracite CDO Ltd. Series 2004-1A, Class G	3.42%	2/24/14	3/16/04	500,000	50,000	0.08%
Crest Ltd. Series 2003-1A, Class PS	8.50%	8/28/12	4/22/03	137,226	26,628	0.04%
Crest Ltd. Series 2003-2A,
Class E1	6.32%	12/28/13	12/18/03	250,000	37,500	0.06%
Class PS	6.00%	12/28/13	12/18/03	269,200	42,085	0.06%
Crest Ltd. Series 2004-1A,
Class H2	7.33%	10/28/14	10/22/04	285,920	45,000	0.07%
Class PS	7.67%	12/28/13	10/22/04	501,763	92,847	0.14%
Exeter Street Solar, Class E1	5.22%	10/28/14	4/8/04	418,853	62,828	0.09%
Fairfield Street Solar, Class F	7.05%	12/28/14	11/24/04	1,087,500	76,125	0.11%
Emigrant Capital Trust II	6.17%	4/14/34	8/11/04	497,535	201,234	0.31%
Eszoplicone Royalty Sub LLC, Series IV	12.00%	3/15/14	7/29/05	962,779	885,757	1.34%
First Republic Capital Trust II, Series B	8.75%	–	1/30/04	530,000	382,500	0.58%
Fontainbleau Las Vegas Holdings LLC	10.25%	6/15/15	5/24/07	2,660,664	307,500	0.47%
Global Signal Trust, Series 2004-2A, Class G	7.11%	12/15/14	11/18/04	1,000,000	872,500	1.33%
Harrah's Operating Co., Inc.	10.75%	2/1/16	4/9/08	1,261,151	426,010	0.65%
Harrah's Operating Co., Inc.	10.00%	12/15/18	12/26/08	412,837	124,320	0.19%
Indianapolis Power & Light Co.	6.30%	7/1/13	8/6/03	99,953	102,854	0.16%
I-Preferred Term Securities I Ltd.	0.00%	12/4/12	12/4/02	100,000	5,000	0.01%
N-Star Real Estate CDO Ltd Series 2004-2A, Class C2B	6.59%	6/28/14	6/16/04	468,475	218,850	0.33%
Preferred Term Securities VI Ltd.	3.00%	7/3/12	6/26/02	100,000	30,000	0.04%
Preferred Term Securities X Ltd.	19.00%	7/3/13	6/16/03	150,000	6,000	0.01%
Preferred Term Securities XI Ltd.	19.00%	10/3/13	6/16/03	150,000	13,500	0.02%
Preferred Term Securities XII Ltd.	0.00%	12/24/13	12/9/03 - 1/7/05	768,226	33,750	0.05%
Preferred Term Securities XIV Ltd.	0.00%	6/17/14	6/9/04	500,000	109,400	0.17%
Regional Diversified Funding Series 2004-1	0.00%	2/15/14	2/13/04	481,984	2,500	0.00%
Regional Diversified Funding Series 2005-1	0.00%	3/15/05	4/12/05	750,000	3,750	0.00%
River North CDO Ltd Series 2005-1A, Class SUB	0.00%	2/6/14	12/22/04	600,000	6,000	0.01%
Rouse Co. Inc.	6.75%	5/1/13	2/2/07	2,526,171	912,500	1.39%
Soloso Bank Pref 2005	15.00%	10/15/15	8/3/05	744,550	117	0.00%
Southwestern Energy Co.	7.50%	2/1/18	1/11/08	1,527,773	1,328,800	2.02%
TIAA Real Estate CDO Ltd. Series 2003-1A, Class PS	16.00%	9/30/13	10/16/03	250,000	48,175	0.07%
Times Square Hotel Trust	8.53%	8/1/26	8/9/01	88,153	77,678	0.12%
Tricadia Series 2003-1A, Class PS	17.58%	12/15/13	1/14/04	241,085	12,500	0.02%
Tricadia Series 2004-2A, Class C	6.68%	12/15/19	10/8/04	476,923	71,538	0.11%
WPD Holdings Inc.	7.25%	12/15/17	10/15/03	573,350	563,425	0.86%
				$22,372,071	$7,940,741	12.07%

(3)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2008, these securities represented 6.02% of the Fund’s net assets.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(6)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(7)
This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

(8)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2008

	Shares	Market Value
COMMON STOCKS		0.00%*
Industrial		0.00%*

Autos		0.00%*
Dana Holding Corp.**	67,123	$49,671

Total Industrial
(Cost $1,403,828)		49,671

Total Common Stocks
(Cost $1,403,828)		49,671

NONCONVERTIBLE PREFERRED STOCKS		0.33%
Financial		0.27%

Financial Services		0.12%
First Tennessee Bank ,
6.103%(1)(2)	1,500	479,531
Goldman Sachs,
6.200%	40,000	824,000
		1,303,531

Government Sponsored Entity		0.01%
Federal Home Loan Mortgage Corp.,
8.375%(4)	433,796	169,180

Real Estate Investment Trusts (REITs)		0.14%

Apartments		0.01%
Cousins Properties Inc.,
7.500%	14,100	169,200

Healthcare		0.01%
Health Care REIT Inc.,
Series F, 7.625%	6,100	112,850

Warehouse-Industrial		0.12%
CenterPoint Properties Trust,
5.377%(5)	3,900	1,114,387
First Industrial Realty Trust Inc.,
6.236%(5)	675	190,188
		1,304,575

Total Financial
(Cost $18,558,914)		3,059,336

Utilities & Energy		0.06%

Utilities		0.06%
Southern California Edison,
5.349%	9,400	674,450

Total Utilities & Energy
(Cost $940,000)		674,450

Total Nonconvertible Preferred Stocks
(Cost $19,498,914)		3,733,786

	Principal Amount	Market Value
CORPORATE BONDS		34.96%
Basic Materials		0.01%

Chemicals		0.01%
Borden Inc.,
7.875%, 2/15/2023	$775,000	$96,875

Total Basic Materials
(Cost $557,777)		96,875

Financial		8.06%

Financial Services		3.17%
Allied Capital,
6.340%,
10/13/2012(1)(5)	4,000,000	3,046,280
BHP Billiton Finance ,
5.000%,
12/15/2010	10,835,000	10,659,776
Charles Schwab Corp.,
8.050%, 3/1/2010	210,000	211,452
Emigrant Capital Trust II,
6.169%,
4/14/2034(1)(2)	850,000	342,098
FIA Card Services NA,
6.625%, 6/15/2012	2,700,000	2,726,271
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	18,130
FMR Corp.,
7.490%, 6/15/2019(1)	5,000,000	4,843,055
Goldman Sachs Group, Inc.,
3.250%, 6/15/2012	3,090,000	3,226,488
Leucadia National Corp.:
7.125%, 3/15/2017	7,650,000	5,718,375
8.650%, 1/15/2027	635,000	561,975
Manufacturers & Traders Trust Co.,
5.383%, 4/1/2013(1)(2)	526,000	439,625
Marshall & Ilsley Bank,
2.900%, 8/18/2009	236,364	234,156
Union Bank of California,
5.950%, 5/11/2016	3,000,000	2,411,187
USAA Capital Corp.,
Series MTNB, 4.640%,
12/15/2009(1)	1,500,000	1,509,834
		35,948,702

Insurance		0.84%
Berkshire Hathaway ,
4.850%, 1/15/2015	5,000,000	5,014,915
Fund American Companies Inc.,
5.875%, 5/15/2013	4,375,000	3,186,912
Prudential Financial,
Series MTNB, 4.350%,
5/12/2015	1,380,701	1,195,078
Zurich Reinsurance,
7.125%, 10/15/2023	200,000	165,132
		9,562,037

Savings & Loans		0.31%
Washington Mutual Bank,
2.969%, 6/16/2010(4)	5,000,000	1,475,000
5.550%, 6/16/2010(4)	7,100,000	2,094,500
		3,569,500

Real Estate Investment Trusts (REITS)		3.74%

Apartments		0.40%
BRE Properties Inc.,
7.450%, 1/15/2011	1,200,000	1,033,153
Colonial Realty LP,
4.750%, 2/1/2010	3,210,000	2,996,872
United Dominion Realty Trust,
Series MTNE, 3.900%,
3/15/2010	625,000	542,119
		4,572,144

Diversified		0.60%
National Retail Properties Inc.,
6.250%, 6/15/2014	975,000	758,999
Prime Property Funding,
5.600%, 6/15/2011(1)	2,410,000	1,970,517
Vornado Realty LP,
4.750%, 12/1/2010	2,101,000	1,891,274
Washington REIT,
5.250%, 1/15/2014	3,850,000	2,151,295
		6,772,085

Healthcare		0.35%
Healthcare Realty Trust Inc.:
8.125%, 5/1/2011	375,000	296,051
5.125%, 4/1/2014	3,125,000	1,884,713
Nationwide Health ,
6.000%, 5/20/2015	2,000,000	1,464,750
Senior Housing Properties Trust,
8.625%, 1/15/2012	325,000	281,125
		3,926,639

Hotels		0.20%
Host Marriott Corp.,
Series Q, 6.750%,
6/1/2016	3,075,000	2,260,125

Office Property		0.02%
Boston Properties LP,
5.000%, 6/1/2015	375,000	236,432

Regional Malls		0.72%
Rouse Co.,
8.000%, 4/30/2009	775,000	325,500
Simon Property Group:
5.250%, 12/1/2016	8,950,000	5,727,185
7.375%, 6/15/2018	2,868,000	2,071,723
		8,124,408

Restaurants		0.08%
Trustreet Properties Inc.,
7.500%, 4/1/2015	850,000	923,449

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2008 (continued)

	Principal Amount	Market Value
Shopping Centers		0.86%
Developers Diversified Realty,
5.375%, 10/15/2012	$2,200,000	$923,265
Kimco Realty Corp.:
Series MTNC, 5.980%,
7/30/2012	1,800,000	1,418,004
5.783%, 3/15/2016	2,000,000	1,270,700
Weingarten Realty Investors:
7.000%, 7/15/2011	550,000	509,865
4.857%, 1/15/2014	2,015,000	1,361,846
6.640%, 7/15/2026	545,000	287,056
Westfield Capital (Australia),
5.700%, 10/1/2016(1)	6,000,000	4,013,406
		9,784,142

Timber		0.17%
Plum Creek Timberland,
5.875%, 11/15/2015	2,400,000	1,962,845

Warehouse-Industrial		0.34%
Prologis Trust:
5.500%, 4/1/2012	4,375,000	2,637,657
7.810%, 2/1/2015	1,000,000	631,446
7.625%, 7/1/2017	1,100,000	527,401
		3,796,504

Total Financial
(Cost $124,178,312)		91,439,012

Industrial		15.47%

Airlines		0.13%
Southwest Airlines Co. 2007-
1 Pass Through Trust,
Series 2007-1, 6.150%,
8/1/2022	1,885,147	1,446,850

Autos		1.20%
American Honda Finance Corp.,
5.125%,
12/15/2010(1)	3,600,000	3,551,918
BMW US Capital Inc.,
5.730%,
11/1/2015(1)(5)	12,000,000	10,047,000
Dana Corp., Escrow Units,
1/15/2015**(4)(5)	1,600,000	–
Delphi Corp.,
6.500%, 5/1/2009(4)	1,000,000	20,000
		13,618,918

Beverages		2.83%
Bottling Group LLC,
6.950%, 3/15/2014	10,000,000	10,869,920
The Coca-Cola Co.,
5.350%, 11/15/2017	10,950,000	11,835,024
Diageo Finance BV (Netherlands),
5.300%, 10/28/2015	9,700,000	9,351,401
		32,056,345

Brewery		0.44%
Anheuser-Busch Companies Inc.:
4.950%, 1/15/2014 $	175,000	160,774
5.050%, 10/15/2016	450,000	406,052
5.500%, 1/15/2018	4,900,000	4,461,567
		5,028,393

Cable & Media		1.02%
AT&T Broadband Corp.,
8.375%, 3/15/2013	2,975,000	3,080,407
Cox Communications Inc.,
7.250%, 11/15/2015	3,000,000	2,917,335
Cox Enterprises Inc.,
7.875%, 9/15/2010(1)	3,000,000	2,949,396
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	2,575,444
		11,522,582

Chemicals		0.09%
Dow Chemical Co.,
6.125%, 2/1/2011	350,000	350,643
PPG Industries Inc.,
6.875%, 2/15/2012	688,000	712,079
		1,062,722

Food		0.41%
Tesco PLC (United Kingdom),
5.500%, 11/15/2017(1)	5,000,000	4,642,955

Healthcare		1.09%
Baxter FinCo BV (Netherlands),
4.750%, 10/15/2010	1,175,000	1,172,172
Eli Lilly & Co.,
5.500%, 3/15/2027	10,000,000	10,291,069
Eszopiclone Royalty Sub LLC,
Series IV, 12.000%,
3/15/2014(1)(5)	962,779	885,757
		12,348,998

Leisure		0.48%
Fontainebleau Las Vegas Holdings LLC,
10.250%,
6/15/2015(1)	8,220,000	842,550
Harrah’s Operating Co. Inc,
10.750%, 2/1/2016(1)	4,067,000	1,179,430
10.000%, 12/15/2018(1)	933,000	345,210
MGM Mirage:
7.625%, 7/15/2013	1,500,000	472,500
7.250%, 8/1/2017	4,050,000	2,470,500
Station Casinos Inc.,
6.875%, 3/1/2016	2,900,000	181,250
		5,491,440

Other Industrial		3.66%
Advanced Micro Devices Inc.,
7.750%, 11/1/2012	645,000	285,413
Amerigas Partners,
7.250%, 5/20/2015	1,250,000	1,025,000
Aramark Corp.,
8.500%, 2/1/2015	3,575,000	3,253,250
BAE Systems Holdings Inc.,
4.750%, 8/15/2010(1)	1,775,000	1,765,230
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	985,100
Costco Wholesale Corp.,
5.500%, 3/15/2017	2,800,000	2,980,992
Federal Express Corp.
1997 Pass Through Trust,
Series 1997-A, 7.500%,
1/15/2018(3)	688,310	640,128
Freeport-McMoRan Copper & Gold Inc.,
8.375%, 4/1/2017	2,800,000	2,299,181
Kennametal Inc.,
7.200%, 6/15/2012	7,880,000	7,661,583
Levi Strauss & Co.,
9.750%, 1/15/2015	500,000	372,500
Science Applications:
6.250%, 7/1/2012	2,700,000	2,769,908
5.500%, 7/1/2033	1,225,000	1,024,278
Sweetwater Investors LLC,
5.875%, 5/15/2014(1)	449,847.94	443,309
Wal-Mart Stores, Inc.:
4.250%, 4/15/2013	3,850,000	3,966,582
5.800%, 2/15/2018	6,900,000	7,648,871
West Fraser Timber Co. Ltd. (Canada),
5.200%, 10/15/2014(1)	5,400,000	3,562,277
WM Wrigley Jr Co.,
4.650%, 7/15/2015	1,125,000	838,125
		41,521,727

Pharmaceuticals		2.70%
Abbott Laboratories,
5.150%, 11/30/2012	10,125,000	10,815,515
GlaxoSmithKline Capital, Inc.,
4.850%, 5/15/2013	10,375,000	10,416,842
Medco Health Solutions, Inc.,
6.125%, 3/15/2013	10,075,000	9,403,421
		30,635,778

Retail-Drug Stores		0.17%
CVS/Caremark Corp.,
5.750%, 6/1/2017	2,000,000	1,886,004

Telecom & Related		0.07%
American Tower Corp.,
7.500%, 5/1/2012	500,000	495,000
Qwest Communications International Inc.,
5.649%, 2/15/2009(2)	167,000	167,000
Verizon Global ,
4.375%, 6/1/2013	125,000	120,878
		782,878

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2008 (continued)

	Principal Amount	Market Value
Transportation		1.18%
Burlington Northern Santa Fe Corp.:
5.750%, 3/15/2018	$11,000,000	$10,622,381
4.575%, 1/15/2021	1,485,110.55	1,388,418
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,419,435
		13,430,234

Total Industrial
(Cost $197,076,677)		175,475,824

Utilities & Energy		11.42%

Energy-Non Utility		7.09%
ConocoPhillips,
8.750%, 5/25/2010	11,000,000	11,597,068
Consumers Energy Co.:
Series B, 6.875%,
3/1/2018	1,564,000	1,622,907
5.650%, 4/15/2020	1,225,000	1,149,529
Duke Energy Carolinas LLC,
5.300%, 10/1/2015	10,150,000	10,601,624
Forest Oil Corp.,
7.250%, 6/15/2019	9,825,000	7,221,375
Kerr-McGee Corp.,
6.950%, 7/1/2024	4,500,000	3,954,641
Northern Border Partners LP:
Series A, 8.875%,
6/15/2010	1,000,000	1,021,940
7.100%, 3/15/2011	1,000,000	978,712
Northern Natural Gas Co.,
5.375%, 10/31/2012(1)	350,000	345,269
Southwestern Energy Co.,
7.500%, 2/1/2018(1)	9,995,000	8,795,600
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	58,279
7.000%, 10/15/2028	9,775,000	7,528,079
Transcontinental Gas Pipe Line ,
6.400%, 4/15/2016	5,725,000	5,233,572
Valero Energy Corp.,
6.125%, 6/15/2017	3,175,000	2,712,942
Weatherford International, Ltd. (Bermuda),
5.150%, 3/15/2013	8,485,000	7,478,450
Whiting Petroleum Corp.,
7.000%, 2/1/2014	1,000,000	710,000
XTO Energy, Inc.,
4.625%, 6/15/2013	10,300,000	9,362,896
		80,372,883

Utilities		4.33%
Centerpoint Energy Inc.,
Series B, 7.250%,
9/1/2010	2,350,000	2,314,395
Commonwealth Edison Co.,
Series 104, 5.950%,
8/15/2016	5,275,000	4,929,967
FPL Group Capital Inc.:
5.625%, 9/1/2011	3,175,000	3,221,765
6.350%, 10/1/2066	3,900,000	1,952,441
Georgia Power Co.,
Series 07-A, 5.650%,
3/1/2037	850,000	808,401
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(1)	400,000	411,415
Midamerican Energy Holdings Co.,
5.875%, 10/1/2012	200,000	199,668
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	9,287,000	8,914,507
Series R, 6.750%,
7/1/2037	2,850,000	2,557,322
Oncor Electric Delivery Co.,
7.000%, 9/1/2022	10,577,000	9,904,281
Pacific Gas & Electric,
4.800%, 3/1/2014	700,000	688,213
Pacificorp,
6.900%, 11/15/2011	2,107,000	2,213,827
Portland General Electric,
7.875%, 3/15/2010	200,000	205,352
Power Contract Financing LLC,
6.256%, 2/1/2010(1)	102,898.20	100,860
Power Receivables Finance LLC,
6.290%, 1/1/2012(1)	49,358.44	48,383
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	2,884,630
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	3,783,200
Tenaska Alabama II Partners LP,
6.125%, 3/30/2023(1)	256,200	202,569
Tenaska Virginia Partners LP,
6.119%, 3/30/2024(1)	224,538.60	177,093
Westar Energy Inc.,
5.100%, 7/15/2020	3,265,000	2,762,484
WPD Holdings,
7.250%, 12/15/2017(1)	875,000	821,662
		49,102,435

Total Utilities & Energy
(Cost $144,928,485)		129,475,318

Total Corporate Bonds
(Cost $466,741,251)		396,487,029

Asset-Backed Securities, Collateralized Obligations & Mortgage-Backed Securities		38.95%

Asset - Backed Securities		5.23%
AmeriCredit Automobile Receivables Trust,
Series 2007-BF, Class A3A,
5.160%, 4/6/2012	3,996,094	3,898,170
Banc of America Funding Corp.:
Series 2005-4, Class 1A4,
5.500%, 8/1/2035	500,000	341,252
Series 2005-4, Class 2A4,
5.500%, 8/1/2035	1,000,000	691,717
Bank of America Alternative Loan Trust,
Series 2005-4, Class CB9,
5.500%, 5/25/2035	833,000	508,911
Bear Stearns Co.,
Series 2003-7, Class 4A,
4.915%, 10/25/2033(2)	215,180	174,298
Carmax Auto Owner Trust,
Series 2005-3, Class A4,
4.910%, 1/18/2011	975,770	966,944
CenterPoint Energy Transition Bond Co. LLC,
Series 2008-A, Class A1,
4.192%, 2/1/2020	5,425,000	5,109,232
Chase Mortgage Finance Corp.,
Series 2007-S2, Class 2A1,
5.500%, 3/25/2037	12,522,250	9,420,826
Community Reinvestment Revenue Notes,
Series 2006-18, Class A2,
5.730%, 6/1/2031(1)	408,538	409,372
Countrywide Home Loan Mortgage
Pass Through Trust,
Series 2004-2, Class 3A1,
5.480%, 1/25/2014(3)	292,064	209,355
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A4,
6.190%, 3/1/2011(3)	341,856	349,512
Diversified REIT Trust,
Series 1999-1A, Class D,
6.780%, 3/18/2011(5)	300,000	295,218
Ford Credit Auto,
Series 2005-C, Class B,
4.520%, 9/15/2010	3,000,000	2,897,982
Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, 4/15/2015(3)	1,500,000	749,342
Series 2007-1, Class B,
5.370%, 1/15/2011(3)	1,000,000	717,911
Honda Auto Receivables Owner Trust,
Series 2007-2, Class A3,
5.460%, 5/23/2011	12,000,000	11,964,228
John Deere Owner Trust,
Series 2008-A, Class A3,
4.400%, 4/15/2011	10,150,000	9,739,240
Marriott Vacation Club Owner Trust,
Series 2006-2A, Class A,
5.362%, 4/20/2014(1)(3)	433,130	353,208
Provident Funding Mortgage Loan Trust,
Series 2004-1, Class 1A1,
4.295%, 4/25/2034(2)	171,938	164,553

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2008 (continued)

	Principal Amount	Market Value
Vanderbilt Mortgage and Finance Inc.,
Series 1997-B, Class 2B3,
3.026%, 7/7/2013(2)	$4,290,856	$3,285,701
Series 1997-C, Class 2B3,
3.026%, 8/7/2027(2)	3,679,295	2,724,209
Series 2002-B, Class B1,
5.850%, 4/7/2018	322,126	290,138
WAMU Mortgage Pass-Through Certificates,
Series 2003-AR3, Class B1,
5.556%, 4/25/2033	47,115	31,852
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-M, Class A1,
4.710%, 12/25/2033	832,819	644,442
Series 2004-O, Class A1,
4.897%, 8/25/2034	4,310,574	3,132,628
Series 2004-E, Class A1,
4.870%, 11/25/2039	302,654	220,688
		59,290,929

Collateralized Debt Obligations		0.10%
Anthracite CDO Ltd. (Cayman Islands),
Series 2004-1A,
Class G, 3.424%,
2/24/2014(1)(2)(3)(5)	500,000	50,000
Crest Ltd. Series 2003-1A (Cayman Islands),
Class PS, 8.500%,
8/28/2012(1)(3)(5)(6)	800,000	106,512
Crest Ltd. Series 2003-2A (Cayman Islands),
Class PS, 6.000%,
12/28/2013(1)(3)(5)(6)	620,174	63,128
Crest Ltd. Series 2004-1A (Cayman Islands):
Class H2, 7.334%, 1
10/28/2014(1)(3)(5)	750,000	112,500
Fairfield Street Solar,
Class F, 7.046%,
12/28/2014(1)(3)(5)	1,000,000	70,000
I-Preferred Term Securities I Ltd.
(Cayman Islands), Subordinate
Income Notes, 0.00%,
12/4/2012(1)(3)(6)	150,000	7,500
N-Star Real Estate CDO Ltd. (Cayman Islands),
Series 2004-2A, Class C2B,
6.591%, 6/28/2014(1)(3)(5)	600,000	262,620
Preferred Term Securities VI Ltd.
(Cayman Islands), Subordinate
Income Notes, 3.000%,
7/3/2012(1)(3)(6)	250,000	75,000
Preferred Term Securities X Ltd.
(Cayman Islands), Subordinate
Income Notes, 19.000%,
7/3/2013(1)(3)(6)	350,000	14,000
Preferred Term Securities XI B-3 Ltd.
(Cayman Islands), Subordinate
Income Notes, 3.471%,
9/24/2033(1)(2)(5)	500,000	71,265
Preferred Term Securities XI Ltd.
(Cayman Islands), Subordinate
Income Notes, 19.000%,
10/3/2013(1)(3)(6)	350,000	31,500
Preferred Term Securities XII Ltd.
(Cayman Islands), Subordinate
Income Notes, 0.00%,
12/24/2013(1)(3)(6)	500,000	22,500
Preferred Term Securities XIII Ltd.
(Cayman Islands), Subordinate
Income Notes, 18.000%,
3/24/2014(1)(3)(5)(6) $	500,000	27,500
Preferred Term Securities XIV Ltd.
(Cayman Islands), Subordinate
Income Notes, 0.000%,
6/17/2014(1)(3)(6)	500,000	109,400
Regional Diversified Funding (Cayman Islands):
Series 2004-1, 0.000%,
2/15/2014(1)(3)(5)(6)	500,000	2,500
Regional Diversified Funding (Cayman Islands):
Series 2005-1, 0.000%,
3/15/2015**(1)(3)(5)(6)	750,000	3,750
River North CDO Ltd. (Cayman Islands),
Series 2005-1A,
Class SUB, 0.000%,
2/6/2014**(1)(3)(5)(6)	800,000	8,000
Soloso Bank Pref (Cayman Islands),
15.000%,
10/15/2015(1)(3)(5)(6)	750,000	117
TIAA Real Estate CDO Ltd. (Cayman Islands),
Series 2003-1A,
Class PS, 16.000%,
9/30/2013(1)(3)(5)(6)	250,000	48,175
Tricadia (Cayman Islands):
Series 2003-1,
Class PS, 17.575%,
12/15/2013(1)(3)(5)(6)	250,000	12,500
Tricadia (Cayman Islands):
Series 2004-2A,
Class C, 6.682%,
12/15/2019(1)(2)(3)(5)	476,923	71,538
		1,170,005

Collateralized Mortgage Obligations		0.08%
Banc of America Mortgage Securities Inc.:
Series 2005-2, Class 1A12,
5.500%, 3/25/2035	324,068	221,693
Series 2005-8, Class A14,
5.500%, 9/25/2035	1,000,000	710,304
		931,997

Commercial Mortgage-Backed Securities		1.26%
Crown Castle Towers LLC,
Series 2005-1A, Class C,
5.074%, 6/15/2010(3)	8,500,000	6,157,230
Global Signal Trust:
Series 2004-2A,
Class G, 7.113%,
12/15/2014(1)(3)(5)	1,225,000	1,068,813
Series 2006-1, Class E,
6.495%, 2/15/2036(1)(3)	1,000,000	682,190
SBA CMBS Trust:
Series 2006-1A, Class A,
5.314%, 11/15/2036(1)	4,570,000	3,656,000
Series 2006-1A, Class C,
5.559%, 11/15/2036(1)	3,300,000	2,409,000
Times Square Hotel Trust,
8.528%,
8/1/2026(1)(5)	374,648.65	330,129
		14,303,362

Agency Mortgage-Backed Securities		32.28%
FHLMC:
Gold Pool #G00336,
6.000%, 10/1/2024	184,395	191,685
Pool #781804,
5.060%, 7/1/2034	2,578,333	2,588,773
Pool #781811,
5.120%, 7/1/2034	1,216,282	1,228,507
Pool #781958,
5.076%, 9/1/2034	3,314,237	3,357,067
Gold Pool #G08061,
5.500%, 6/1/2035	1,517,972	1,555,986
Gold Pool #G01960,
5.000%, 12/1/2035	7,162,225	7,330,394
Gold Pool #A41748,
5.000%, 1/1/2036	9,154,253	9,369,195
Gold Pool #A42128,
5.500%, 1/1/2036	13,702,266	14,045,411
Gold Pool #G02064,
5.000%, 2/1/2036	11,901,591	12,181,040
Gold Pool #G02386,
6.000%, 11/1/2036	26,616,186	27,453,238
Pool #1G1317,
5.985%, 11/1/2036	18,564,388	19,030,688
Gold Pool #G03189,
6.500%, 9/1/2037	39,785,059	41,374,234
FNMA:
Pool #703703,
5.037%, 1/1/2033	82,904	82,967
Pool #555717,
4.345%, 8/1/2033	293,137	299,650
Pool #779610,
4.978%, 6/1/2034	391,393	397,949
Pool #725705,
5.000%, 8/1/2034	2,981,528	3,051,871
Pool #809893,
5.060%, 3/1/2035	1,673,207	1,693,090
Pool #809894,
4.889%, 3/1/2035	1,869,714	1,873,590
Pool #255706,
5.500%, 5/1/2035	16,702,874	17,144,648
Pool #836496,
5.000%, 10/1/2035	14,407,967	14,732,766
Pool #735897,
5.500%, 10/1/2035	8,754,512	8,986,060
Pool #850582,
5.500%, 1/1/2036	5,241,900	5,380,543
Pool #845471,
5.000%, 5/1/2036	1,420,166	1,412,903
Pool #190377,
5.000%, 11/1/2036	18,406,338	18,821,272
Pool #888405,
5.000%, 12/1/2036	4,536,097	4,638,354
Pool #907772,
6.000%, 12/1/2036	11,102,046	11,271,064
Pool #256526,
6.000%, 12/1/2036	30,886,314	31,356,527
Pool #910881,
5.000%, 2/1/2037	13,300,210	13,232,192
Series 2008-,
6.000%, 2/1/2038	22,853,387	23,556,540

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2008 (continued)

	Principal Amount	Market Value
Series 2008-,
5.500%, 4/1/2038	$51,627,571	$52,985,016
GNMA:
Pool #780019,
9.500%, 12/15/2009	7,892	7,955
Pool #550656,
5.000%, 9/15/2035	2,180,635	2,242,868
Pool #658568,
5.000%, 8/15/2036	309,910	318,609
Pool #658056,
5.000%, 8/15/2036	3,632,457	3,734,421
Pool #609003,
5.000%, 8/15/2036	8,981,332	9,233,438
		366,160,511

Total Asset-Backed Securities, Collateralized Obligations & Mortgage-Backed Securities
(Cost $453,694,561)		441,856,804

U.S. Government & Agency Obligations		23.73%
FHLMC,
4.750%, 11/17/2015	60,825,000	68,297,595
FNMA:
6.077%, 2/17/2009(2)	2,000,000	2,000,000
3.375%, 5/19/2011	60,525,000	63,637,317
8.200%, 3/10/2016	55,000	73,069
U.S. Treasury Bond:
4.750%, 8/15/2017	30,000,000	35,878,140
3.500%, 2/15/2018	19,000,000	21,036,572
4.000%, 8/15/2018	2,140,000	2,471,869
6.000%, 2/15/2026	13,000,000	18,147,194
5.500%, 8/15/2028	14,000,000	18,926,250
4.375%, 2/15/2038	200,000	267,938
U.S. Treasury Note:
4.500%, 2/28/2011	6,000,000	6,489,378
3.125%, 8/31/2013	29,610,000	31,934,858

Total U.S. Government & Agency Obligations
(Cost $245,525,594)		269,160,180

	Shares	Market Value
Money Market Mutual Funds		0.91%
Fidelity Institutional Money
Market Government
Portfolio - Class I(7)
(7 day Yield 1.045%)	10,298,278	$10,298,278

Total Money Market Mutual Funds
(Cost $10,298,278)		10,298,278

Total Investments
(Cost $1,197,162,426)	98.88%	1,121,585,748

Other Assets in Excess of Liabilities	1.12%	12,683,426

Net Assets	100.00%	$1,134,269,174

Westcore Plus Bond Fund
Country Breakdown as of December 31, 2008
Country	Market Value	%
United States	$1,090,195,082	96.12%
Netherlands	10,523,573	0.93%
Bermuda	7,478,450	0.66%
United Kingdom	4,642,955	0.41%
Australia	4,013,406	0.35%
Canada	3,562,277	0.31%
Cayman Islands	1,170,005	0.10%
Total Investments	1,121,585,748	98.88%
Other Assets in Excess of Liabilities	12,683,426	1.12%
Net Assets	$1,134,269,174	100.00%

Please note the country classification is based on the domicile of the issuer.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

See Notes to Financial Statements.

*	Less than 0.005% of net assets.

**	Non-income producing security.

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2008 (continued)

(1)
This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers. Please note that as of December 31, 2008, the Adviser, under the supervision of the Board of Trustees, has determined a liquid trading market exists for 4.47% of the Fund’s net assets that are invested in 144A securities.

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Allied Capital Corp.	6.34%	10/13/12	9/21/05	$4,000,000	$3,046,280	0.27%
American Honda Finance Corp.	5.13%	12/15/10	12/12/05	3,597,938	3,551,918	0.31%
Anthracite CDO Ltd. Series 2004-1A, Class G	3.42%	2/24/14	3/16/04	500,000	50,000	0.01%
BAE Systems Holdings Inc.	4.75%	8/15/10	7/20/05	1,769,482	1,765,230	0.16%
BMW US Capital Inc.	5.73%	11/1/15	10/16/07	12,000,000	10,047,000	0.89%
Community Reinvestment Revenue Notes Series 2006-18	5.73%	6/1/31	6/13/06	408,538	409,372	0.04%
Cox Enterprises Inc.	7.88%	9/15/10	8/19/04	3,112,228	2,949,396	0.26%
Crest Ltd. Series 2003-1A, Class PS	8.50%	8/28/12	4/22/03	548,902	106,512	0.01%
Crest Ltd. Series 2003-2A, Class PS	6.00%	12/28/13	12/18/03	403,799	63,128	0.01%
Crest Ltd. Series 2004-1A,
Class H2	7.33%	10/28/14	10/22/04	714,800	112,500	0.01%
Fairfield Street Solar, Class F	7.05%	12/28/14	11/24/04	1,000,000	70,000	0.01%
Emigrant Capital Trust II	6.17%	4/14/34	8/11/04	845,809	342,098	0.03%
Eszoplicone Royalty Sub LLC, Series IV	12.00%	3/15/14	7/29/05	962,779	885,757	0.08%
First Tennessee Bank	6.10%		3/16/06	1,500,000	479,531	0.04%
FMR Corp.	7.49%	6/1/18	3/6/07	5,814,162	4,843,055	0.43%
Fontainbleau Las Vegas Holdings LLC	10.25%	6/15/15	5/24/07	7,334,732	842,550	0.07%
Global Signal Trust, Series 2004-2A, Class G	7.11%	12/15/14	11/18/04	1,225,000	1,068,813	0.09%
Global Signal Trust, Series 2006-1, Class E	6.50%	2/15/36	1/22/04	1,000,000	682,190	0.06%
Harrah's Operating Co., Inc.	10.75%	2/1/16	4/9/08	3,108,000	1,179,430	0.10%
Harrah's Operating Co., Inc.	10.00%	12/15/18	12/26/08	1,018,349	345,210	0.03%
Indianapolis Power & Light Co.	6.30%	7/1/13	8/6/03	402,046	411,415	0.04%
I-Preferred Term Securities I Ltd.	0.00%	12/4/12	12/4/02	150,000	7,500	0.00%
Manufacturers & Traders Trust Co.	5.38%	4/1/13	6/26/04	523,236	439,625	0.04%
Marriott Vacation Club Owner Trust	5.36%	4/20/14	10/31/06	433,124	353,208	0.03%
Northern Natural Gas Co.	5.38%	10/31/12	10/15/02	349,787	345,269	0.03%
N-Star Real Estate CDO Ltd Series 2004-2A, Class C2B	6.59%	6/28/14	6/16/04	562,170	262,620	0.02%
Power Contract Financing LLC	6.26%	2/1/10	7/31/03	102,807	100,860	0.01%
Power Receivables Finance LLC	6.29%	1/1/12	9/30/03	49,353	48,383	0.00%
Preferred Term Securities VI Ltd.	3.00%	7/3/12	6/26/02	250,000	75,000	0.01%
Preferred Term Securities X Ltd.	19.00%	7/3/13	6/16/03	350,000	14,000	0.00%
Preferred Term Securities XI Ltd.	19.00%	10/3/13	6/16/03	350,000	31,500	0.00%
Preferred Term Securities XI B-3 Ltd.	5.30%	9/24/33	6/2/05	502,906	71,265	0.01%
Preferred Term Securities XII Ltd.	0.00%	12/24/13	12/9/03 - 1/7/05	509,112	22,500	0.00%
Preferred Term Securities XIII Ltd.	0.00%	3/24/14	3/9/04	500,000	27,500	0.00%
Preferred Term Securities XIV Ltd.	0.00%	6/17/14	6/9/04	500,000	109,400	0.01%
Prime Property Funding	5.60%	6/15/11	11/2/05	2,422,988	1,970,517	0.17%
Regional Diversified Funding Series 2004-1	0.00%	2/15/14	2/13/04	481,984	2,500	0.00%
Regional Diversified Funding Series 2005-1	0.00%	3/15/05	4/12/05	750,000	3,750	0.00%
River North CDO Ltd Series 2005-1A, Class SUB	0.00%	2/6/14	12/22/04	800,000	8,000	0.00%
SBA CMBS Trust, Series 2006-1A
Class A	5.31%	11/15/36	10/30/06	4,575,773	3,656,000	0.32%
Class C	5.56%	11/15/36	10/30/06	3,315,518	2,409,000	0.21%
Soloso Bank Pref 2005	15.00%	10/15/15	8/3/05	744,544	117	0.00%
Southwestern Energy Co.	7.50%	2/1/18	1/11/08	10,134,534	8,795,600	0.78%
Sweetwater Investors LLC	5.88%	5/15/14	5/31/05	451,831	443,309	0.04%
Tenaska Alabama II Partners LP	6.13%	3/30/23	10/9/03	258,822	202,569	0.02%
Tenaska Virginia Partners LP	6.12%	3/30/24	5/4/04	224,403	177,093	0.02%
Tesco PLC	5.50%	11/15/17	10/29/07	4,980,819	4,642,955	0.41%
TIAA Real Estate CDO Ltd. Series 2003-1A, Class PS	16.00%	9/30/13	11/6/03	250,000	48,175	0.00%
Times Square Hotel Trust	8.53%	8/1/26	8/9/01	374,649	330,129	0.03%
Tricadia Series 2003-1A, Class PS	17.58%	12/15/13	1/14/04	241,088	12,500	0.00%
Tricadia Series 2004-2A, Class C	6.68%	12/15/19	10/8/04	476,923	71,538	0.01%
USAA Capital Corp.	4.64%	12/15/09	12/15/05	1,486,233	1,509,834	0.13%
West Fraser Timber Co. Ltd.	5.20%	10/15/14	6/12/06	5,027,687	3,562,277	0.31%
Westfield Capital	5.70%	10/1/16	10/26/04	5,988,804	4,013,406	0.35%
WPD Holdings Inc.	7.25%	12/15/17	10/15/03	856,273	821,662	0.07%
				$100,241,932	$67,840,946	5.98%

(2)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2008, these securities represented 1.58% of the Fund’s net assets.
(6)
This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

(7)	Investment in other funds is calculated at their respective net asset value determined by those funds, in accordance with the Investment Company Act of 1940.

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2008

	Principal Amount	Market Value
Certificates of Participation		13.87%
Adams 12 Five Star Schools,
Certificate of Participation,
4.500%, 12/1/2027, Optional
12/1/2018 @ 100.00	$600,000	$517,362
City of Thornton, Certificate
of Participation, 4.000%,
12/1/2022, AMBAC	250,000	204,060
Colorado Springs School
District No 11 Facilities
Corporation, Certificate of
Participation, 3.500%,
12/1/2017, FSA	2,000,000	2,000,000
Colorado State, Certificate
of Participation, University
of Colorado at Denver
Health Sciences Center
Fitzsimons Academic,
5.000%, 11/1/2018, Optional
11/1/2015, MBIA	700,000	742,238
Denver City & County, Certificate
of Participation, Denver Botanic
Garden, 5.250%, 12/1/2024,
Optional 12/1/2018	625,000	630,731
Eagle County, Certificate of
Participation, Justice Center
Project, 5.250%, 12/1/2023,
Optional 12/1/2018
@ 100.00	500,000	508,080
El Paso County, Certificates
of Participation, Detention
Facility Project, 5.375%,
12/1/2019, Optional
12/1/2012 @ 100.00,
AMBAC	500,000	512,420
5.375%, 12/1/2020,
Optional 12/1/2012 @
100.00, AMBAC	1,000,000	1,016,640
Fort Collins, Certificate of
Participation, 5.375%,
6/1/2023, Optional 6/1/2014,
AMBAC	1,000,000	1,024,160
Northern Colorado Water
Conservancy District,
Certificate of Participation,
5.625%, 10/1/2018,
Optional 10/1/2012
@ 100.00, MBIA	510,000	533,414
Pueblo Co., Certificate of
Participation, Police Complex
Project, 5.500%, 8/15/2018,
Assured Guaranty	500,000	522,745
Regional Transportation
District, Certificate of
Participation, 5.000%,
12/1/2022, Optional
12/1/2017 @ 100.00,
AMBAC	1,000,000	941,370
University of Colorado,
Certificate of Participation,
5.000%, 6/1/2023, Optional
6/1/2013 @ 100.00,
AMBAC	150,000	166,929

Total Certificates of Participation
(Cost $9,442,390)		9,320,149

General Obligation Bonds		28.61%

County-City-Special District-School District		28.61%
Adams & Arapahoe Counties
Joint School District 28J,
5.350%, 12/1/2015,
Escrowed to Maturity	260,000	306,345
6.250%, 12/1/2026,
Optional 12/1/2018
@ 100.00	1,250,000	1,349,499
Adams 12 Five Star Schools,
zero coupon, 12/15/2024,
Optional 12/15/2016 @
67.784, FGIC	2,385,000	981,117
Adams County School District 12,
Series A: 5.000%, 12/15/2020,
Prerefunded 12/15/2011
@ 100.00, MBIA	500,000	545,185
5.000%, 12/15/2021,
Prerefunded 12/15/2011
@ 100.00, MBIA	200,000	229,468
Arapahoe County School
District No 6 Littleton,
5.250%, 12/1/2021, Optional
12/1/2012 @ 100.00, MBIA-
RE FGIC	500,000	519,245
Basalt Colorado Sanitation District,
5.000%, 12/1/2018, Optional
12/1/2011 @ 100.00,
AMBAC	125,000	130,059
Boulder & Gilpin Counties,
Boulder Valley School
District Re-2,5.125%,
12/1/2017, Optional
12/1/2009 @ 100.00	300,000	304,983
Boulder County
Open Space Capital
Improvement Tr Fd,
5.400%, 8/15/2015,
Prerefunded 8/15/2010
@ 100.00	500,000	533,510
City & County of Denver
Board Water Commissioners,
5.500%, 10/1/2011	250,000	272,060
City & County of Denver
Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018
@ 100.00	750,000	764,835
City & County of Denver,
School District No. 1,
Series A, 5.500%,
12/1/2022, FGIC	500,000	549,060
Clear Creek County School
District Re-1,4.300%,
12/1/2013, Optional
12/1/2012 @ 100.00,
FSA	125,000	129,958
Denver West Metropolitan District:
4.050%, 12/1/2013	500,000	518,900
4.250%, 12/1/2016,
Optional 12/1/2015
@ 100.00	140,000	104,189
Douglas & Elbert Counties
School District Re-1:
5.250%, 12/15/2016,
Prerefunded 12/15/2011
@ 100.00, MBIA	500,000	549,505
5.250%, 12/15/2017,
Prerefunded 12/15/2011
@ 100.00, MBIA	1,000,000	1,099,009
Eagle Bend, Metropolitan District 2,
4.500%, 12/1/2025, Optional
12/1/2015 @ 100.00,
RADIAN	400,000	281,668
Eagle, Garfield & Routt Counties
School District Re-50J:
5.250%, 12/1/2015, Optional,
Unrefunded portion,12/1/2009
@ 101.00, FGIC	290,000	300,968
5.250%, 12/1/2015,
Prerefunded 12/1/2009
@ 101.00, FGIC	710,000	745,408
El Paso County School District 2:
5.250%, 12/1/2012,
Optional 12/1/2010
@ 100.00, MBIA	250,000	262,930
5.000%, 12/1/2023,
Optional 12/1/2012
@ 100.00, MBIA	250,000	252,280
El Paso County School District 12,
5.000%, 9/15/2013,
Optional 9/15/2012
@ 100.00	1,000,000	1,086,129
Evergreen Park & Recreation District,
5.250%, 12/1/2017,
Prerefunded 12/1/2010
@ 100.00, AMBAC	115,000	122,879
Fraser Valley, Metropolitan
Recreation District,
5.000%, 12/1/2025,
Optional 12/1/2017
@ 100.00	500,000	487,720
Garfield County, Garfield
School District Re-2 ,
5.000%, 12/1/2027,
Optional 12/1/2016
@ 100.00, FSA	250,000	249,383
Garfield, Pitkin & Eagle
Counties Roaring Fork
School District Re-1,
5.000%, 12/15/2020,
Optional 12/15/2014
@ 100.00, FSA	500,000	515,520
Jefferson County School District R-1,
5.000%, 12/15/2024,
Optional 12/15/2014
@ 100.00, FSA	1,000,000	1,011,750
5.250%, 12/15/2025,
Optional 12/15/2016
@ 100.00, FSA	500,000	514,695

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2008 (continued)

	Principal Amount	Market Value
La Plata County School District 9-R,
5.250%, 11/1/2020,
Prerefunded 11/1/2012
@ 100.00, MBIA	$125,000	$139,864
Larimer County, Poudre
School District R-1,
6.000%, 12/15/2017,
Prerefunded 12/15/2010
@ 100.00, FGIC	1,000,000	1,083,180
Lincoln Park, Metropolitan District,
5.625%, 12/1/2020,
Optional 12/1/2017
@ 100.00	250,000	195,083
Mesa County Valley School
District 51 Grand Junction:
5.000%, 12/1/2021,
Optional 12/1/2014
@ 100.00, MBIA	500,000	505,575
5.000%, 12/1/2022,
Optional 12/1/2013
@ 100.00, MBIA	300,000	303,963
5.000%, 12/1/2024,
Optional 12/1/2014
@ 100.00, MBIA	1,000,000	984,870
Pitkin County Open Space Acquisition,
5.250%, 12/1/2018,
Prerefunded 12/1/2010
@ 100.00, AMBAC	340,000	363,293
Pitkin County School
District No. 001, Aspen,
5.000%, 12/1/2020,
Prerefunded 12/1/2011
@ 100.00, FGIC	150,000	163,604
Pueblo County School District 70,
5.000%, 12/1/2015,
Optional 12/1/2011
@ 100.00, FGIC	165,000	171,724
Rio Blanco County School
District No Re-1 Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018
@ 100.00	575,000	595,637

Total General Obligation Bonds
(Cost $19,085,236)		19,225,050

Revenue Bonds		47.09%

Airports		1.99%
City and County of Denver
Airport Series A Revenue,
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	1,000,000	992,260
Walker Field CO Public Airport Authority,
5.000%, 12/1/2022,
Optional 12/1/2017	500,000	345,230
		1,337,490

General		1.07%
Park Meadows Business
Improvement District Sinking Fund,
5.000%, 12/1/2017,
Average Life
9/1/2014	250,000	185,103
Town of Castle Rock Co.,
Sales and Use Tax
Revenue 6.000%, 6/1/2023,
Optional 6/1/2018 @ 100.00,
Assured Guaranty	500,000	537,895
		722,998

Higher Education		8.78%
City of Colorado Springs,
Revenue Refunding Bonds,
The Colorado College Project,
4.375%, 6/1/2026, Optional
6/1/2015 @ 100.00	500,000	440,165
Colorado Educational &
Cultural Facilities Authority,
University of Denver
5.000%, 3/1/2021, Optional
9/1/2015, @ 100.00
MBIA - RE FGIC	300,000	299,439
Colorado School of Mines
Auxiliary Facility Revenue
Enterprise: 5.250%, 12/1/2020,
Optional 12/1/2012
@ 100.00, AMBAC	85,000	87,439
5.250%, 12/1/2020,
Prerefunded 12/1/2012
@ 100.00, AMBAC	420,000	471,832
Colorado State Board of Governors,
5.250%, 3/1/2024,
Optional 3/1/2017,
FGIC	500,000	507,580
Colorado State Board of
Governors University -
Enterprise Revenue Bonds,
5.000%, 12/1/2020,
Prerefunded 12/1/2015
@ 100.00, XLCA	500,000	576,390
Colorado State College Board of Trustees,
Auxiliary Facilities System -
Enterprise Revenue Bonds,
5.000%, 5/15/2022, Optional
5/15/2013, MBIA	660,000	667,425
Fort Lewis College Board,
4.625%, 10/1/2026,
Optional 10/17/2017
@ 100.00, FGIC	500,000	428,580
Mesa State College, Auxiliary
Facility Enterprise Revenue
5.700%, 5/15/2026,
Optional 11/15/2017
@ 100.00	250,000	260,025
University of Colorado
Enterprise Systems Revenue
Series A, 5.100%, 6/1/2016,
Optional 6/1/2011
@ 100.00	150,000	156,465
5.375%, 6/1/2026,
Optional 6/1/2011
@ 100.00	325,000	327,200
University of Colorado Enterprise
Systems Revenue Series B:
5.000%, 6/1/2024,
Prerefunded 6/1/2015
@ 100.00, FGIC	150,000	168,603
5.000%, 6/1/2026,
Optional 6/1/2015
@ 100.00, FGIC	750,000	746,512
University of Northern Colorado
Auxiliary Facilities:
5.000%, 6/1/2016,
Optional 6/1/2011
@ 100.00, AMBAC	500,000	514,680
5.000%, 6/1/2023,
Optional 6/1/2011
@ 100.00 AMBAC	250,000	246,458
		5,898,793

Medical		13.61%
Aspen Valley Hospital District,
5.000%, 10/15/2021,
Optional 10/15/2016
@ 100.00	600,000	421,644
Aurora Colorado Hospital
Revenue, Children’s Hospital,
5.000%, 12/1/2022,
Optional 12/1/2018
@ 100.00, FSA	1,000,000	974,539
Colorado Health Facilities
Authority, Poudre Valley
Health, Series A:
5.625%, 12/1/2019,
Prerefunded 12/1/2009
@ 101.00, FSA	500,000	525,445
5.000%, 3/1/2025,
Optional 3/1/2015
@ 100.00	1,000,000	673,560
Colorado Health Facilities Authority
Revenue, Adventist Sunbelt:
5.125%, 11/15/2020,
Optional, Unrefunded
portion, 11/15/2016
@ 100.00	155,000	142,113
5.125%, 11/15/2020,
Prerefunded 11/15/2016
@ 100.00	345,000	395,194
Colorado Health Facilities
Authority Revenue, Catholic
Health Initiatives,
5.250%, 9/1/2021,
Optional 9/1/2011
@ 100.00	500,000	544,070

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2008 (continued)

	Principal Amount	Market Value
Colorado Health Facilities
Authority Revenue, Covenant
Retirement Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015
@ 100.00	$500,000	$316,240
Colorado Health Facilities
Authority Revenue,
Evangelical Lutheran:
5.250%, 6/1/2020,
Optional 6/1/2016
@ 100.00	500,000	429,450
5.250%, 6/1/2023,
Optional 6/1/2016
@100.00	400,000	324,928
Colorado Health Facilities
Authority Revenue, Park
View Medical Center:
5.000%, 9/1/2010	205,000	205,566
5.000%, 9/1/2011	210,000	208,375
5.000%, 9/1/2020,
Optional 9/15/2015
@ 100.00	450,000	380,354
5.000%, 9/1/2025,
Optional 9/1/2017
@ 100.00	450,000	348,098
Colorado Health Facilities
Authority Revenue, Vail Valley
Medical Center:
5.000%, 1/15/2010	200,000	195,302
5.000%, 1/15/2020,
Optional 1/15/2015
@ 100.00	440,000	326,806
Colorado Health Facilities
Authority Revenue, Valley
View Hospital Association,
5.000%, 5/15/2027,
Optional 5/5/2017
@ 100.00	250,000	159,003
Colorado Health Facilities
Authority Revenue, Yampa
Valley Medical Center,
5.000%, 9/15/2022,
Optional 9/15/2017
@ 100.00	700,000	484,988
Denver Health &
Hospital Authority:
5.000%, 12/1/2018,
Optional 12/1/2016	500,000	378,535
5.000%, 12/1/2020,
Optional 12/1/2016	500,000	358,280
University of Colorado
Hospital Authority,
5.250%, 11/15/2022,
Optional 11/15/2009
@ 100.00, AMBAC	1,000,000	868,169
5.600%, 11/15/2031,
Prerefunded 11/15/2011
@ 100.00	445,000	486,292
		9,146,951

Other		0.30%
Boulder County, (Atmospheric Research),
5.000%, 9/1/2022,
Optional 9/1/2011
@ 100.00, MBIA	200,000	200,726

Special Tax		13.20%
Aspen Colorado Sales Tax,
5.000%, 11/1/2010,
Prerefunded 11/1/2009
@ 100.00	120,000	124,007
Aurora Colorado Golf
Course Enterprise:
4.125%, 12/1/2013	110,000	108,294
4.250%, 12/1/2014	125,000	121,908
4.375%, 12/1/2015	125,000	120,625
Broomfield Sales & Use Tax,
5.200%, 12/1/2017,
Optional 12/1/2012
@ 100.00, AMBAC	500,000	533,184
Colorado Department of
Transportation,
4.200%, 6/15/2009,
MBIA	225,000	228,042
Colorado Educational &
Cultural Facilities Authority:
6.000%, 12/1/2016,
Optional 12/1/2010
@ 100.00, RADIAN	125,000	134,093
5.000%, 3/1/2018,
Optional 9/1/2015
@ 100.00, FGIC	500,000	517,695
5.000%, 6/1/2020,
Optional 6/1/2011
@ 100.00, AMBAC	200,000	203,156
5.000%, 12/1/2021,
Optional 12/1/2011
@ 100.00, AMBAC	150,000	149,711
5.000%, 12/15/2021,
Optional 12/15/2015
@ 100.00, MORAL OBLG	180,000	137,551
5.125%, 9/15/2025,
Optional 9/15/2015
@ 100.00, XLCA	500,000	489,260
4.625%, 12/15/2028,
Optional 12/15/2015
@ 100.00, MORAL OBLG	250,000	159,585
Denver City & County Golf Enterprise:
5.000%, 9/1/2018,
Optional 9/1/2016
@ 100.00	350,000	302,502
5.000%, 9/1/2019,
Optional 9/1/2016
@ 100.00	500,000	418,210
Douglas County Sales & Use Tax Open Space,
6.000%, 10/15/2009,
FSA	500,000	515,680
Durango Colorado Sales & Use Tax,
5.500%, 12/1/2016,
Optional 12/1/2009
@ 100.00, FGIC	200,000	208,344
Grand Junction Leasing
Authority Capital Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016
@ 100.00, MBIA	390,000	407,219
5.000%, 6/15/2023,
Optional 6/15/2016
@ 100.00, MBIA	390,000	395,066
Greeley, Weld County
Sales & Use Tax,
5.150%, 10/1/2015,
Prerefunded 10/1/2010
@ 100.00, MBIA	500,000	530,434
Jefferson County Open Space
Sales & Use Tax:
5.000%, 11/1/2012,
Optional 11/1/2009
@ 100.00, FGIC	500,000	509,445
5.000%, 11/1/2019,
Optional 11/1/2009
@ 100.00, FGIC	100,000	100,696
Longmont, Boulder
County Sales & Use Tax,
5.500%, 11/15/2015,
Prerefunded 11/15/2010
@ 100.00	300,000	321,447
Northwest Parkway Public
Highway Authority Revenue,
zero coupon, 6/15/2025,
convertible to 5.80%
until 6/15/2025,
Optional 6/15/2016
@ 100.00, FSA	960,000	952,837
Superior Open Space
Sales & Use Tax:
4.625%, 6/1/2015	100,000	101,630
4.750%, 6/1/2017,
Optional 6/1/2016
@ 100.00	325,000	322,764
Thornton, Adams County
Sales & Use Tax, Open
Space & Parks,
5.250%, 9/1/2016,
Optional 9/1/2011
@ 100.00, FSA	500,000	525,460
Westminster Sales & Use Tax,
5.000%, 12/1/2014,
Optional 12/1/2011
@ 100.00	220,000	232,327
		8,871,172

Utility		8.14%
Arkansas River Power Authority,
5.875%, 10/1/2026,
SF 10/1/2022, XLCA	1,000,000	977,000
Boulder County Water & Sewer,
5.300%, 12/1/2012,
Prerefunded 12/1/2010
@ 100.00	125,000	133,680

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2008 (continued)

	Principal Amount	Market Value
Broomfield Water Activity Enterprise:
5.500%, 12/1/2018,
Optional 12/1/2010
@ 101.00, MBIA	$500,000	$520,565
4.750%, 12/1/2022,
Optional 12/1/2012
@ 100.00, MBIA	125,000	115,678
Colorado Water Resources &
Power Development Authority,
Drinking Water,
5.000%, 9/1/2017,
Optional 9/1/2012
@ 100.00	500,000	526,890
Colorado Water Resources &
Power Development Authority,
Parker Water & Sanitation District,
5.000%, 9/1/2026,
Optional 9/1/2014
@ 100.00, MBIA	500,000	421,225
Colorado Water Resources &
Power Development Authority,
Small Water Resources:
5.700%, 11/1/2015,
Optional 11/1/2010
@ 100.00, FGIC	265,000	274,511
5.700%, 11/1/2015,
Prerefunded 11/1/2010
@ 100.00, FGIC	235,000	251,633
Colorado Water Resources &
Power Development Authority,
Waste Water Revolving Fund,
5.500%, 9/1/2019	500,000	562,660
Fort Collins, Larimer County
Colorado Stormwater Utilities,
4.875%, 12/1/2020,
Optional 12/1/2012
@ 100.00, AMBAC	250,000	254,655
Fort Collins, Larimer County
Water Utility Enterprise,
4.250%, 12/1/2009,
Optional 12/1/2008
@ 100.00, FSA	500,000	500,385
Golden Colorado Water
& Waste Treatment,
4.950%, 11/15/2022,
Optional 11/15/2013
@ 100.00, FSA	150,000	153,171
Pueblo Colorado Board Waterworks:
5.250%, 11/1/2009,
FSA	120,000	123,458
5.100%, 1/1/2019,
Optional 1/1/2009
@ 102.00, AMBAC	150,000	142,503
Thornton Colorado
Water Enterprise,
5.000%, 12/1/2021,
Optional 12/1/2014
@ 100.00, MBIA	500,000	514,900
		5,472,914

Total Revenue Bonds
(Cost $34,215,312)		31,651,044

	Shares	Market Value
Money Market Mutual Funds		10.15%
Fidelity Institutional Money
Market Tax Exempt - Class I
(7 day Yield 0.980%)(1)	6,820,627	$6,820,627

Total Money Market Mutual Funds
(Cost $6,820,627)		6,820,627

Total Investments
(Cost $69,563,565)	99.72%	67,016,870

Other Assets in Excess of Liabilities	0.28%	189,209

Net Assets	100.00%	$67,206,079

Westcore Colorado Tax Exempt Fund

Country Breakdown as of December 31, 2008

Country	Market Value	%
United States	$67,016,870	99.72%
Total Investments	67,016,870	99.72%
Other Assets in Excess of Liabilities	189,209	0.28%
Net Assets	$67,206,079	100.00%

Please note the country classification is based on the domicile of the issuer.

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Investment classifications are unaudited.

(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AMBAC	Ambac Financial Group Inc.
BV	Besloten Vennootschap is a Dutch private limited liability company.
CDO	Collateralized Debt Obligation
CMBS	Commercial Mortgage-Backed Securities
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Farm Service Agency
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
MBIA
MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.

MORAL OBLG
Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.

MTN	Medium Term Note followed by applicable series
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Co.
RADIAN	Radian Group Inc.
REIT	Real Estate Investment Trust
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SBA	Small Business Administration
SF	Sinking Fund
S.p.A.	Società Per Azioni is an Italian shared company.
SUB	Subordinated Income Note
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE EQUITY FUNDS AS OF DECEMBER 31, 2008

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Blue Chip Fund	Westcore Mid-Cap Value Fund	Westcore Small-Cap Opportunity Fund
Assets
Investments at value (cost - see below)	$134,981,148	$87,468,357	$27,677,200	$34,549,406	$40,936,288	$18,947,072
Cash and cash equivalents	0	0	0	0	0	0
Foreign cash at value (cost - see below)	0	0	0	0	0	0
Receivable for investment securities sold	0	2,800,945	1,623,411	0	147,999	0
Dividends and interest receivable	174,808	16,729	4,745	81,094	153,485	39,852
Receivable for fund shares subscribed	168,200	122,165	107,761	4,875	47,411	37,412
Investment for trustee deferred compensation plan	22,212	174,771	4,976	21,687	5,450	18,055
Receivable due from advisor	0	0	0	0	0	1,628
Prepaid and other assets	15,880	15,497	6,403	7,695	7,427	12,484
Total Assets	135,362,248	90,598,464	29,424,496	34,664,757	41,298,060	19,056,503

Liabilities
Payable for investment securities purchased	0	1,894,650	1,148,652	0	401,137	567,569
Payable for fund shares redeemed	213,411	49,107	11,571	1,664	110,705	94,298
Payable for investment advisory fee	67,103	38,051	12,413	19,511	29,188	0
Payable for administration fee	22,626	14,077	2,994	5,978	6,450	3,362
Payable for shareholder servicing	9,089	2,648	1,768	519	2,052	375
Payable for trustee deferred compensation plan	22,212	174,771	4,976	21,687	5,450	18,055
Payable for chief compliance officer fee	2,076	1,301	300	446	688	222
Other payables	54,252	46,280	18,903	23,857	28,392	19,955
Total Liabilities	390,769	2,220,885	1,201,577	73,662	584,062	703,836
Net Assets	$134,971,479	$88,377,579	$28,222,919	$34,591,095	$40,713,998	$18,352,667

Net Assets Consist of:
Paid-in capital	$188,713,812	$136,844,974	$41,533,592	$41,340,820	$66,761,387	$26,436,235
(Over)/Undistributed net investment income	20,578	(399,163)	(8,577)	(43,279)	(7,700)	(30,645)
Accumulated net realized loss on investments and foreign currency transactions	(40,444,858)	(35,683,766)	(12,269,441)	(1,676,815)	(13,339,042)	(2,078,052)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(13,318,053)	(12,384,466)	(1,032,655)	(5,029,631)	(12,700,647)	(5,974,871)
Net Assets	$134,971,479	$88,377,579	$28,222,919	$34,591,095	$40,713,998	$18,352,667

Net Assets:
Retail Class	$133,174,405	$64,515,156	$28,222,919	$16,489,589	$40,713,998	$16,026,893
Institutional Class	1,797,074	23,862,423	N/A	18,101,506	N/A	2,325,774
Shares of Beneficial Interest Outstanding:
Retail Class	17,075,697	18,155,551	2,466,648	1,981,924	3,496,242	728,126
Institutional Class	230,192	6,701,101	N/A	2,175,987	N/A	105,366
Net Asset Value and Redemption Price
Per Share (Net Assets Per Share
Outstanding)
Retail Class	$7.80	$3.55	$11.44	$8.32	$11.65	$22.01
Institutional Class	7.81	3.56	N/A	8.32	N/A	22.07

Cost of Investments	$148,299,201	$99,852,823	$28,709,855	$39,579,037	$53,636,935	$24,921,943
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2008

	WESTCORE EQUITY FUNDS			WESTCORE BOND FUNDS
	Westcore Small-Cap Value Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Frontier Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
Assets
Investments at value (cost - see below)	$166,979,959	$1,111,626	$18,063,838	$64,481,134	$1,121,585,748	$67,016,870
Cash and cash equivalents	0	0	0	25,314	45,509	0
Foreign cash at value (cost - see below)	0	0	1,718	0	0	0
Receivable for investment securities sold	63,997	0	271,047	0	0	0
Dividends and interest receivable	435,066	1,954	88,135	1,567,062	11,216,476	449,714
Receivable for fund shares subscribed	4,572,490	0	29,534	49,714	3,494,088	97,370
Investment for trustee deferred compensation plan	5,899	7	4,725	20,407	63,543	14,510
Receivable due from advisor	0	8,174	3,269	2,193	0	0
Prepaid and other assets	17,086	825	7,406	13,894	63,507	4,239
Total Assets	172,074,497	1,122,586	18,469,672	66,159,718	1,136,468,871	67,582,703

Liabilities
Payable for investment securities purchased	1,917,437	0	145,226	0	0	0
Payable for fund shares redeemed	1,146,035	0	0	242,754	1,526,079	307,389
Payable for investment advisory fee	103,774	0	0	0	131,841	12,887
Payable for administration fee	25,061	5,093	2,117	10,334	163,304	10,692
Payable for shareholder servicing	7,989	28	868	3,781	61,418	3,482
Payable for trustee deferred compensation plan	5,899	7	4,725	20,407	63,543	14,510
Payable for chief compliance officer fee	1,475	8	277	1,327	9,957	504
Other payables	47,382	13,449	34,140	90,434	243,555	27,160
Total Liabilities	3,255,052	18,585	187,353	369,037	2,199,697	376,624
Net Assets	$168,819,445	$1,104,001	$18,282,319	$65,790,681	$1,134,269,174	$67,206,079

Net Assets Consist of:
Paid-in capital	$254,289,025	$1,503,513	$36,739,493	$135,033,181	$1,217,506,457	$69,866,583
(Over)/Undistributed net investment income	1,416	352	(9,078)	(268,310)	(265,375)	(22,789)
Accumulated net realized loss on investments and foreign currency transactions	(24,022,086)	(185,175)	(6,887,424)	(27,557,587)	(7,395,230)	(91,020)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(61,448,910)	(214,689)	(11,560,672)	(41,416,603)	(75,576,678)	(2,546,695)
Net Assets	$168,819,445	$1,104,001	$18,282,319	$65,790,681	$1,134,269,174	$67,206,079

Net Assets:
Retail Class	$148,135,439	$1,104,001	$18,282,319	$65,042,824	$1,069,006,424	$67,206,079
Institutional Class	20,684,006	N/A	N/A	747,857	65,262,750	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	18,813,744	146,707	2,543,762	10,621,337	108,525,101	6,415,773
Institutional Class	2,629,541	N/A	N/A	122,308	6,625,903	N/A
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail Class	$7.87	$7.53	$7.19	$6.12	$9.85	$10.48
Institutional Class	7.87	N/A	N/A	6.11	9.85	N/A

Cost of Investments	$228,428,869	$1,326,315	$29,622,530	$105,897,737	$1,197,162,426	$69,563,565
Cost of Foreign Currency Held	$0	$0	$1,718	$0	$0	$0

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WESTCORE EQUITY FUNDS FOR THE YEAR ENDED DECEMBER 31, 2008

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Blue Chip Fund	Westcore Mid-Cap Value Fund	Westcore Small-Cap Opportunity Fund
Investment Income
Dividends, net of foreign taxes *	$2,192,898	$660,632	$132,951	$794,853	$1,427,121	$283,267
Interest	220,886	143,956	32,014	14,565	31,208	19,807
Other Income	0	0	0	0	0	0
Total Income	2,413,784	804,588	164,965	809,418	1,458,329	303,074

Expenses
Investment advisory fee	1,494,336	935,100	223,340	324,212	566,427	247,885
Administrative fee	416,714	257,273	60,098	94,111	133,429	53,068
Shareholder servicing reimbursement - Retail Class	187,733	61,470	22,654	9,696	53,280	9,302
Transfer agent fees	35,391	52,260	15,956	20,683	25,881	20,975
Fund accounting fees and expenses	83,396	48,958	31,751	36,426	35,712	41,527
Legal fees	6,066	3,242	1,169	920	1,926	554
Printing fees	38,774	9,230	5,920	2,023	11,677	2,535
Registration fees	37,576	25,617	23,483	20,065	29,014	35,673
Audit and tax preparation fees	20,876	19,811	9,075	12,982	13,285	11,158
Custodian fees	17,158	16,145	4,012	3,686	7,010	5,828
Insurance	10,262	6,438	1,265	2,003	3,450	1,300
Trustee fees and expenses	21,965	13,690	3,439	4,693	7,479	2,507
Chief compliance officer fee	9,277	5,728	1,394	1,991	2,994	941
Other	12,511	10,915	6,976	7,483	9,125	8,179
Total expenses before waivers	2,392,035	1,465,877	410,532	540,974	900,689	441,432
Expenses waived by:
Investment advisor
Retail Class	0	0	(19,855)	0	0	(84,743)
Institutional Class	(26,733)	(15,472)	N/A	(12,081)	N/A	(37,719)
Administrator
Retail Class	0	0	(843)	0	0	(2,426)
Institutional Class	0	0	N/A	0	N/A	0
Net Expenses	2,365,302	1,450,405	389,834	528,893	900,689	316,544
Net Investment Income/(Loss)	48,482	(645,817)	(224,869)	280,525	557,640	(13,470)

Realized and Unrealized Gain/(Loss):
Net realized loss on investments	(39,823,922)	(34,556,889)	(11,880,988)	(1,463,534)	(13,041,011)	(1,122,194)
Net change in unrealized depreciation on investments	(93,372,516)	(44,003,135)	(2,346,435)	(19,479,720)	(26,446,783)	(9,572,645)
Net Realized And Unrealized Loss	(133,196,438)	(78,560,024)	(14,227,423)	(20,943,254)	(39,487,794)	(10,694,839)
Net Decrease In Net Assets Resulting From Operations	$(133,147,956)	$(79,205,841)	$(14,452,292)	$(20,662,729)	$(38,930,154)	$(10,708,309)

* Foreign tax withholdings	$12,203	$0	$0	$12,763	$3,338	$0

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

	WESTCORE EQUITY FUNDS				WESTCORE BOND FUNDS
	Westcore Small-Cap Value Fund	Westcore Micro-Cap Opportunity Fund(a)		Westcore International Frontier Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
Investment Income
Dividends, net of foreign taxes *	$4,761,194	$12,118		$894,994	$1,772,618	$1,701,395	$0
Interest	201,987	924		22,006	9,292,234	62,851,389	2,737,084
Other Income	0	0		0	201,745	154,015	0
Total Income	4,963,181	13,042		917,000	11,266,597	64,706,799	2,737,084

Expenses
Investment advisory fee	1,757,183	5,519		370,528	653,533	5,265,124	303,748
Administrative fee	321,131	6,199		54,575	266,297	2,081,579	108,424
Shareholder servicing reimbursement - Retail Class	111,013	154		20,717	108,562	761,805	36,642
Transfer agent fees	17,970	7,986		17,882	39,619	261,409	16,245
Fund accounting fees and expenses	67,642	21,065		45,659	67,360	307,115	45,307
Legal fees	5,690	13		798	8,867	40,706	1,644
Printing fees	29,916	150		4,378	29,571	241,180	6,819
Registration fees	40,697	612		22,738	31,377	70,598	4,550
Audit and tax preparation fees	13,237	8,693		10,418	103,754	26,033	11,447
Custodian fees	20,674	55		50,510	11,157	70,561	3,967
Insurance	4,928	0		1,452	7,682	36,835	1,946
Trustee fees and expenses	18,052	73		2,940	12,456	112,159	5,482
Chief compliance officer fee	7,415	35		1,184	5,275	47,168	2,454
Offering costs	0	46,883		0	0	0	0
Other	18,658	2,617		6,073	22,652	61,813	7,255
Total expenses before waivers	2,434,206	100,054		609,852	1,368,162	9,384,085	555,930
Expenses waived/reimbursed by:
Investment advisor
Retail Class	(118,318)	(89,987	) (b)	(142,405)	(101,897)	(2,679,939)	(153,009)
Institutional Class	(36,908)	N/A		N/A	(27,481)	(189,120)	N/A
Administrator
Retail Class	(3,428)	(2,892)		(4,106)	(5,576)	(143,040)	(7,557)
Institutional Class	0	N/A		N/A	0	0	N/A
Net Expenses	2,275,552	7,175		463,341	1,233,208	6,371,986	395,364
Net Investment Income	2,687,629	5,867		453,659	10,033,389	58,334,813	2,341,720

Realized and Unrealized Gain/(Loss):
Net realized loss on investments	(23,810,134)	(185,785)		(7,371,211)	(27,938,254)	(7,103,588)	(91,020)
Net realized gain on foreign currency transactions	0	0		543,406	0	0	0
Net change in unrealized depreciation on investments	(58,848,441)	(214,689)		(9,859,514)	(24,061,434)	(75,098,117)	(3,145,203)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	0	0		(2,762,908)	0	0	0
Net Realized And Unrealized Loss	(82,658,575)	(400,474)		(19,450,227)	(51,999,688)	(82,201,705)	(3,236,223)
Net Decrease In Net Assets Resulting From Operations	$(79,970,946)	$(394,607)		$(18,996,568)	$(41,966,299)	$(23,866,892)	$(894,503)

* Foreign tax withholdings	$607	$0		$65,623	$0	$0	$0
(a) Period from June 23, 2008 (inception date) through December 31, 2008.
(b) Includes $84,468 which represents a reimbursement of operating expenses by the Investment Adviser.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007(a)	Year Ended December 31, 2008	Year Ended December 31, 2007 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$48,482	$(156,893)	$(645,817)	$(1,102,797)	$(224,869)	$(120,432)
Net realized gain/(loss)	(39,823,922)	24,605,883	(34,556,889)	30,027,419	(11,880,988)	3,710,452
Change in unrealized net appreciation or depreciation	(93,372,516)	37,172,102	(44,003,135)	(7,595,184)	(2,346,435)	(142,011)
Net increase/(decrease) in net assets resulting from operations	(133,147,956)	61,621,092	(79,205,841)	21,329,438	(14,452,292)	3,448,009

Distributions to Shareholders (Note 1):
From net investment income
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
From net realized capital gains
Retail Class	(9,932,381)	(15,806,509)	(4,398,879)	(28,703,148)	(7,554)	(3,522,227)
Institutional Class	(132,984)	(173,250)	(1,603,109)	(2,037,722)	N/A	N/A
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
Decrease in net assets from distributions to shareholders	(10,065,365)	(15,979,759)	(6,001,988)	(30,740,870)	(7,554)	(3,522,227)

Beneficial Interest Transactions (Note 2):
Shares sold
Retail Class	79,886,900	86,689,911	10,771,754	28,225,677	17,830,330	22,897,378
Institutional Class	606,539	3,414,522	31,608,660	13,274,342	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	9,833,761	15,690,449	4,000,294	26,074,045	5,998	3,426,634
Institutional Class	132,984	173,233	1,603,109	2,037,767	N/A	N/A
Cost of Shares Redeemed
Retail Class	(114,692,098)	(122,604,697)	(57,941,223)	(58,221,794)	(12,750,991)	(11,657,790)
Institutional Class	(592,468)	(91,285)	(2,432,955)	(121,596)	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	(24,824,382)	(16,727,867)	(12,390,361)	11,268,441	5,085,337	14,666,222
Redemption Fees	56,354	3,999	17,807	4,097	18,144	24,694
Net Increase/(Decrease) In Net Assets	(167,981,349)	28,917,465	(97,580,383)	1,861,106	(9,356,365)	14,616,698

Net Assets:
Beginning of year	302,952,828	274,035,363	185,957,962	184,096,856	37,579,284	22,962,586
End of year *	$134,971,479	$302,952,828	$88,377,579	$185,957,962	$28,222,919	$37,579,284

*Including (over)/undistributed net investment income of:	$20,578	$(27,904)	$(399,163)	$(391,918)	$(8,577)	$(7,677)

(a) The Fund began offering Institutional Class shares on September 28, 2007.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Blue Chip Fund		Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007(a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007(a)
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$280,525	$318,601	$557,640	$129,232	$(13,470)	$(131,355)
Net realized gain/(loss)	(1,463,534)	3,711,038	(13,041,011)	436,692	(1,122,194)	(663,264)
Change in unrealized net appreciation or depreciation	(19,479,720)	(1,651,505)	(26,446,783)	177,439	(9,572,645)	(1,162,989)
Net increase/(decrease) in net assets resulting from operations	(20,662,729)	2,378,134	(38,930,154)	743,363	(10,708,309)	(1,957,608)

Distributions to Shareholders (Note 1):
From net investment income
Retail Class	(127,362)	(353,564)	(595,101)	(114,787)	0	0
Institutional Class	(180,374)	(46,846)	N/A	N/A	0	0
From net realized capital gains
Retail Class	(23,684)	(3,391,880)	(57,070)	(1,094,679)	(920)	(552,722)
Institutional Class	(26,074)	(410,804)	N/A	N/A	(133)	(61,826)
From paid in capital
Retail Class	(6,642)	0	(9,029)	0	0	0
Institutional Class	(9,406)	0	N/A	N/A	0	0
Decrease in net assets from distributions to shareholders	(373,542)	(4,203,094)	(661,200)	(1,209,466)	(1,053)	(614,548)

Beneficial Interest Transactions (Note 2):
Shares sold
Retail Class	962,970	4,711,320	13,304,816	43,107,499	6,033,685	22,520,826
Institutional Class	22,517,833	7,065,619	N/A	N/A	657,520	3,565,559
Shares issued in reinvestment of distributions
Retail Class	144,663	3,581,770	564,753	1,024,456	912	545,386
Institutional Class	204,412	457,659	N/A	N/A	133	61,826
Cost of Shares Redeemed
Retail Class	(26,732,202)	(20,456,006)	(34,443,918)	(30,382,900)	(9,128,820)	(16,426,938)
Institutional Class	(1,307,410)	(102,839)	N/A	N/A	(260,724)	(41,157)
Net increase/(decrease) resulting from beneficial interest transactions	(4,209,734)	(4,742,477)	(20,574,349)	13,749,055	(2,697,294)	10,225,502
Redemption Fees	1,222	1,781	16,926	8,846	88,329	2,299
Net Increase/(Decrease) In Net Assets	(25,244,783)	(6,565,656)	(60,148,777)	13,291,798	(13,318,327)	7,655,645

Net Assets:
Beginning of year	59,835,878	66,401,534	100,862,775	87,570,977	31,670,994	24,015,349
End of year *	$34,591,095	$59,835,878	$40,713,998	$100,862,775	$18,352,667	$31,670,994

*Including (over)/undistributed net investment income of:	$(43,279)	$(16,068)	$(7,700)	$28,534	$(30,645)	$(35,046)

(a) The Fund began offering Institutional Class shares on September 28, 2007.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund	Westcore International Frontier Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007(a)	Period Ended December 31, 2008(b)	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income	$2,687,629	$1,573,303	$5,867	$453,659	$167,455
Net realized gain/(loss)	(23,810,134)	367,266	(185,785)	(6,827,805)	3,699,665
Change in unrealized net appreciation or depreciation	(58,848,441)	(11,316,592)	(214,689)	(12,622,422)	(2,936,418)
Net increase/(decrease) in net assets resulting from operations	(79,970,946)	(9,376,023)	(394,607)	(18,996,568)	930,702

Distributions to Shareholders (Note 1):
From net investment income
Retail Class	(2,347,543)	(1,480,215)	(4,905)	(434,711)	(238,133)
Institutional Class	(373,095)	(49,579)	N/A	N/A	N/A
From net realized capital gains
Retail Class	0	(1,121,950)	0	0	(861,491)
Institutional Class	0	(35,403)	N/A	N/A	N/A
From paid in capital
Retail Class	(46,704)	0	0	0	0
Institutional Class	(7,423)	0	N/A	N/A	N/A
Decrease in net assets from distributions to shareholders	(2,774,765)	(2,687,147)	(4,905)	(434,711)	(1,099,624)

Beneficial Interest Transactions (Note 2):
Shares sold
Retail Class	139,110,308	142,557,966	1,786,047	3,830,237	11,165,416
Institutional Class	31,324,376	6,502,514	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	2,157,619	2,541,647	4,905	345,813	836,570
Institutional Class	366,456	61,448	N/A	N/A	N/A
Cost of Shares Redeemed
Retail Class	(83,200,021)	(29,956,314)	(288,259)	(7,144,921)	(6,783,935)
Institutional Class	(6,156,863)	(155,110)	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	83,601,875	121,552,151	1,502,693	(2,968,871)	5,218,051
Redemption Fees	120,197	10,765	820	2,644	1,713
Net Increase/(Decrease) In Net Assets	976,361	109,499,746	1,104,001	(22,397,506)	5,050,842

Net Assets:
Beginning of year or period	167,843,084	58,343,338	0	40,679,825	35,628,983
End of year or period*	$168,819,445	$167,843,084	$1,104,001	$18,282,319	$40,679,825

*Including (over)/undistributed net investment income of:	$(1,416)	$34,425	$352	$(9,078)	$(5,607)

(a) The Fund began offering Institutional Class shares on September 28, 2007.
(b) Period from June 23, 2008 (inception date) through December 31, 2008.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007(a)	Year Ended December 31, 2008	Year Ended December 31, 2007 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income	$10,033,389	$16,832,659	$58,334,813	$50,658,083	$2,341,720	$2,192,030
Net realized gain/(loss)	(27,938,254)	(1,196,471)	(7,103,588)	138,943	(91,020)	13,678
Change in unrealized net appreciation or depreciation	(24,061,434)	(23,463,785)	(75,098,117)	744,517	(3,145,203)	(661,371)
Net increase/(decrease) in net assets resulting from operations	(41,966,299)	(7,827,597)	(23,866,892)	51,541,543	(894,503)	1,544,337

Distributions to Shareholders (Note 1):
From net investment income
Retail Class	(10,318,559)	(15,508,836)	(54,679,154)	(50,629,968)	(2,345,715)	(2,211,245)
Institutional Class	(83,729)	(19,228)	(3,482,620)	(320,418)	N/A	N/A
From net realized capital gains
Retail Class	0	(741,846)	0	0	0	0
Institutional Class	0	(5,046)	0	0	N/A	N/A
From paid in capital
Retail Class	(132,674)	(203,533)	0	0	0	0
Institutional Class	(1,076)	(276)	0	0	N/A	N/A
Decrease in net assets from distributions to shareholders	(10,536,038)	(16,478,765)	(58,161,774)	(50,950,386)	(2,345,715)	(2,211,245)

Beneficial Interest Transactions (Note 2):
Shares sold
Retail Class	26,820,660	102,175,446	471,865,892	624,817,872	24,542,530	10,782,599
Institutional Class	222,152	1,713,028	42,645,967	35,780,446	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	9,984,513	15,834,077	48,026,941	43,049,382	2,123,742	1,927,980
Institutional Class	84,805	24,646	1,825,464	70,089	N/A	N/A
Cost of Shares Redeemed
Retail Class	(126,759,149)	(156,079,841)	(476,905,209)	(297,513,671)	(13,428,095)	(10,736,823)
Institutional Class	(551,031)	(205,105)	(9,647,734)	(415,158)	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	(90,198,050)	(36,537,749)	77,811,321	405,788,960	13,238,177	1,973,756
Redemption Fees	22,908	68,399	323,064	155,264	4,394	2,374
Net Increase/(Decrease) In Net Assets	(142,677,479)	(60,775,712)	(3,894,281)	406,535,381	10,002,353	1,309,222

Net Assets:
Beginning of year	208,468,160	269,243,872	1,138,163,455	731,628,074	57,203,726	55,894,504
End of year *	$65,790,681	$208,468,160	$1,134,269,174	$1,138,163,455	$67,206,079	$57,203,726

*Including overdistributed net investment income of:	$(268,310)	$(227,164)	$(265,375)	$(199,978)	$(22,789)	$(21,353)

(a) The Fund began offering Institutional Class shares on September 28, 2007.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations				Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income		Dividends From Net Realized Gain on Investments		Total Distributions
WESTCORE GROWTH FUND
Retail Class
12/31/08	$15.45	$0.00	(b)	$(7.02)	$(7.02)	$(0.00)		$(0.63)		$(0.63)
12/31/07	13.31	(0.01)		3.01	3.00	(0.00)		(0.86)		(0.86)
12/31/06 (a)	12.58	(0.00	) (b)	0.74	0.74	(0.00)		(0.01)		(0.01)
05/31/06	11.74	(0.03)		0.93	0.90	(0.00	) (b)	(0.06)		(0.06)
05/31/05	11.01	0.01		0.94	0.95	(0.01)		(0.21)		(0.22)
05/31/04	9.25	(0.02)		1.78	1.76	(0.00)		(0.00)		(0.00)
Institutional Class
12/31/08	15.45	0.01		(7.02)	(7.01)	(0.00)		(0.63)		(0.63)
12/31/07 (f)	15.96	(0.00	) (b)	0.35	0.35	(0.00)		(0.86)		(0.86)
WESTCORE MIDCO GROWTH FUND
Retail Class
12/31/08	6.94	(0.04)		(3.09)	(3.13)	(0.00)		(0.26)		(0.26)
12/31/07	7.45	(0.04)		0.89	0.85	(0.00)		(1.36)		(1.36)
12/31/06 (a)	7.99	(0.00	) (b)	0.78	0.78	(0.00)		(1.32)		(1.32)
05/31/06	7.03	(0.03)		1.01	0.98	(0.00)		(0.02)		(0.02)
05/31/05	6.79	(0.04)		0.28	0.24	(0.00)		(0.00)		(0.00)
05/31/04	5.69	(0.03)		1.13	1.10	(0.00)		(0.00)		(0.00)
Institutional Class
12/31/08	6.95	(0.04)		(3.09)	(3.13)	(0.00)		(0.26)		(0.26)
12/31/07 (f)	8.55	(0.01)		(0.23)	(0.24)	0.00		(1.36)		(1.36)
WESTCORE SELECT FUND
Retail Class
12/31/08	17.43	(0.09)		(5.91)	(6.00)	(0.00)		(0.00	) (b)	(0.00)
12/31/07	16.66	(0.05)		2.59	2.54	(0.00)		(1.78)		(1.78)
12/31/06 (a)	15.04	0.01		1.61	1.62	(0.00)		(0.00)		(0.00)
05/31/06	12.23	(0.07)		2.88	2.81	(0.00)		(0.00)		(0.00)
05/31/05	11.46	(0.08)		0.85	0.77	(0.00)		(0.00)		(0.00)
05/31/04	9.46	(0.08)		2.08	2.00	(0.00)		(0.00)		(0.00)
(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 per share.
(c)	Total return not annualized for periods less than one full year.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.

See Notes to Financial Statements.

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio Of Net Investment Loss to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

$0.00	(b)	$7.80	(45.33%)		$133,174	1.03%		1.03%		0.02%		0.02%		183%
0.00	(b)	15.45	22.48%		299,659	1.05%		1.05%		(0.05%)		(0.05%)		127%
0.00	(b)	13.31	5.85	% (c)	274,035	1.11	% (d)	1.11	% (d)	(0.16	%) (d)	(0.16	%) (d)	87%
0.00	(b)	12.58	7.67%		255,343	1.08%		1.08%		(0.24%)		(0.24%)		111%
0.00	(b)	11.74	8.61%		179,698	1.13%		1.13%		0.13%		0.13%		113%
-		11.01	19.03%		82,013	1.15%		1.26%		(0.26%)		(0.37%)		49%

0.00	(b)	7.81	(45.26%)		1,797	0.92%		1.90%		0.13%		(0.85%)		183%
0.00	(b)	15.45	2.14	% (c)	3,294	0.98	% (d)	4.64	% (d)	(0.01	%) (d)	(3.68	%) (d)	127	% (e)

0.00	(b)	3.55	(44.92%)		64,515	1.03%		1.03%		(0.48%)		(0.48%)		142%
0.00	(b)	6.94	11.37%		173,481	1.03%		1.03%		(0.56%)		(0.56%)		116%
0.00	(b)	7.45	9.63	% (c)	184,097	1.08	% (d)	1.08	% (d)	(0.37	%) (d)	(0.37	%) (d)	76%
0.00	(b)	7.99	13.90%		193,647	1.09%		1.09%		(0.34%)		(0.34%)		127%
0.00	(b)	7.03	3.53%		183,085	1.11%		1.11%		(0.62%)		(0.62%)		84%
-		6.79	19.33%		180,159	1.14%		1.18%		(0.62%)		(0.66%)		53%

0.00	(b)	3.56	(44.86%)		23,863	0.93%		0.97%		(0.36%)		(0.40%)		142%
0.00	(b)	6.95	(2.84	%) (c)	12,477	0.98	% (d)	2.08	% (d)	(0.47	%) (d)	(1.58	%) (d)	116	% (e)

0.01		11.44	(34.35%)		28,233	1.15%		1.21%		(0.66%)		(0.72%)		237%
0.01		17.43	15.25%		37,579	1.15%		1.27%		(0.40%)		(0.53%)		168%
0.00	(b)	16.66	10.77	% (c)	22,963	1.15	% (d)	1.53	% (d)	(0.11	%) (d)	(0.50	%) (d)	65%
0.00	(b)	15.04	22.98%		9,499	1.15%		1.75%		(0.45%)		(1.05%)		148%
0.00	(b)	12.23	6.72%		9,179	1.15%		1.83%		(0.72%)		(1.40%)		107%
-		11.46	21.14%		7,532	1.15%		2.08%		(0.68%)		(1.61%)		81%

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations				Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income		Dividends From Net Realized Gain on Investments		Total Distributions
WESTCORE BLUE CHIP FUND
Retail Class
12/31/08	$13.18	$0.07		$(4.85)	$(4.78)	$(0.07)		$(0.01)		$(0.08)
12/31/07	13.73	0.08		0.35	0.43	(0.09)		(0.89)		(0.98)
12/31/06 (a)	13.24	0.04		1.24	1.28	(0.08)		(0.71)		(0.79)
05/31/06	13.02	0.06		1.24	1.30	(0.07)		(1.01)		(1.08)
05/31/05	11.62	0.06		1.34	1.40	(0.00)		(0.00)		(0.00)
05/31/04	9.79	0.01		1.83	1.84	(0.01)		(0.00)		(0.01)
Institutional Class
12/31/08	13.18	0.13		(4.89)	(4.76)	(0.09)		(0.01)		(0.10)
12/31/07 (f)	14.88	0.02		(0.73)	(0.71)	(0.10)		(0.89)		(0.99)
WESTCORE MID-CAP VALUE FUND
Retail Class
12/31/08	20.57	0.16		(8.89)	(8.73)	(0.17)		(0.02)		(0.19)
12/31/07	20.48	0.03		0.31	0.34	(0.02)		(0.23)		(0.25)
12/31/06 (a)	18.96	0.06		1.82	1.88	(0.10)		(0.26)		(0.36)
05/31/06	17.54	0.06		2.63	2.69	(0.04)		(1.23)		(1.27)
05/31/05	15.28	0.03		3.00	3.03	(0.00)		(0.77)		(0.77)
05/31/04	11.95	(0.02)		3.35	3.33	(0.00	) (b)	(0.00)		(0.00)
WESTCORE SMALL-CAP OPPORTUNITY FUND
Retail Class
12/31/08	34.34	(0.03)		(12.41)	(12.44)	(0.00)		(0.00	) (b)	(0.00)
12/31/07	36.22	(0.15)		(1.05)	(1.20)	(0.00)		(0.68)		(0.68)
12/31/06 (a)	36.24	0.01		3.23	3.24	(0.00)		(3.26)		(3.26)
05/31/06	34.96	(0.12)		6.48	6.36	(0.00)		(5.08)		(5.08)
05/31/05	32.71	(0.30)		3.74	3.44	(0.00)		(1.19)		(1.19)
05/31/04	24.21	(0.20)		8.70	8.50	(0.00)		(0.00)		(0.00)
Institutional Class
12/31/08	34.36	0.03		(12.41)	(12.38)	(0.00)		(0.00	) (b)	(0.00)
12/31/07 (f)	38.40	(0.00	) (b)	(3.36)	(3.36)	(0.00)		(0.68)		(0.68)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 per share.
(c)	Total return not annualized for periods less than one full year.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.

See Notes to Financial Statements.

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio Of Net Investment Loss to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

$0.00	(b)	$8.32	(36.24%)		$16,490	1.13%		1.13%		0.45%		0.45%		27%
0.00	(b)	13.18	3.13%		53,321	1.05%		1.05%		0.49%		0.49%		42%
0.00	(b)	13.73	9.65	% (c)	66,402	1.09	% (d)	1.09	% (d)	0.49	% (d)	0.49	% (d)	28%
0.00	(b)	13.24	10.09%		63,775	1.11%		1.11%		0.43%		0.43%		50%
0.00	(b)	13.02	12.05%		63,118	1.15%		1.26%		0.57%		0.46%		58%
-		11.62	18.83%		33,439	1.15%		1.34%		0.07%		(0.12%)		56%

0.00		8.32	(36.09%)		18,101	0.98%		1.03%		0.68%		0.63%		27%
0.00		13.18	(4.78	%) (c)	6,515	0.98	% (d)	1.85	% (d)	0.61	% (d)	(0.25	%) (d)	42	% (e)

0.00	(b)	11.65	(42.38)		40,714	1.19%		1.19%		0.74%		0.74%		35%
0.00	(b)	20.57	1.66%		100,863	1.17%		1.17%		0.12%		0.12%		40%
0.00	(b)	20.48	9.90	% (c)	87,571	1.23	% (d)	1.23	% (d)	0.64	% (d)	0.64	% (d)	33%
0.00	(b)	18.96	15.44%		71,040	1.25%		1.26%		0.49%		0.48%		49%
0.00	(b)	17.54	20.02%		30,733	1.25%		1.45%		0.26%		0.07%		63%
-		15.28	27.87%		17,568	1.25%		1.66%		(0.12%)		(0.53%)		71%

0.11		22.01	(35.90%)		16,027	1.30%		1.70%		(0.08%)		(0.48%)		57%
0.00	(b)	34.34	(3.33%)		28,482	1.30%		1.58%		(0.42%)		(0.70%)		71%
0.00	(b)	36.22	8.86	% (c)	24,015	1.30	% (d)	1.73	% (d)	(0.27	%) (d)	(0.72	%) (d)	32%
0.00	(b)	36.24	19.04%		20,473	1.30%		1.77%		(0.34%)		(0.81%)		75%
0.00	(b)	34.96	10.33%		18,394	1.30%		1.69%		(0.55%)		(0.94%)		70%
-		32.71	35.11%		34,040	1.30%		1.73%		(0.65%)		(1.08%)		110%

0.09		22.07	(35.76%)		2,326	1.08%		2.38%		0.18%		(1.13%)		57%
0.00	(b)	34.36	(8.76%)		3,189	1.22	% (d)	6.09	% (d)	(0.09	%) (d)	(4.95	%) (d)	71	% (e)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations			Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)	Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income		Dividends From Net Realized Gain on Investments	Total Distributions
WESTCORE SMALL-CAP VALUE FUND
Retail Class
12/31/08	$12.06	$0.13	$(4.20)	$(4.07)	$(0.13)		$(0.00)	$(0.13)
12/31/07	12.69	0.12	(0.54)	(0.42)	(0.12)		(0.09)	(0.21)
12/31/06 (a)	11.10	0.06	1.62	1.68	(0.09)		(0.00)	(0.09)
05/31/06	9.80	0.14	1.34	1.48	(0.11)		(0.07)	(0.18)
05/31/05	10.00	0.03	(0.23)	(0.20)	(0.00)		(0.00)	(0.00)
Institutional Class
12/31/08	12.06	0.14	(4.19)	(4.05)	(0.14)		(0.00)	(0.14)
12/31/07 (f)	13.42	0.05	(1.20)	(1.15)	(0.12)		(0.09)	(0.21)
WESTCORE MICRO-CAP OPPORTUNITY FUND (g)
Retail Class
12/31/08	10.00	0.04	(2.49)	(2.45)	(0.03)		(0.00)	(0.03)
WESTCORE INTERNATIONAL FRONTIER FUND
Retail Class
12/31/08	14.41	0.18	(7.23)	(7.05)	(0.17)		(0.00)	(0.17)
12/31/07	14.39	0.06	0.36	0.42	(0.09)		(0.31)	(0.40)
12/31/06 (a)	13.40	0.04	1.07	1.11	(0.12)		(0.00)	(0.12)
05/31/06	10.43	0.11	2.89	3.00	(0.00)		(0.03)	(0.03)
05/31/05	9.97	0.03	0.44	0.47	(0.01)		(0.00)	(0.01)
05/31/04	7.38	0.02	2.57	2.59	(0.00	) (b)	(0.00)	(0.00)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 per share.
(c)	Total return not annualized for periods less than one full year.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.
(g)	Period from June 23, 2008 (inception date) through December 31,2008.

See Notes to Financial Statements.

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio Of Net Investment Loss to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

$0.01		$7.87	(33.57%)		$148,135	1.30%		1.38%		1.51%		1.44%		45%
0.00	(b)	12.06	(3.38%)		161,792	1.30%		1.38%		1.25%		1.16%		35%
0.00	(b)	12.69	15.19	% (c)	58,343	1.30	% (d)	1.53	% (d)	1.24	% (d)	1.01	% (d)	19%
0.00	(b)	11.10	15.22%		37,797	1.30%		1.61%		1.47%		1.16%		43%
0.00	(b)	9.80	(2.00	%) (c)	16,032	1.30	% (d)	2.94	% (d)	1.33	% (d)	(0.31	%) (d)	27%

0.00	(b)	7.87	(33.51%)		20,684	1.21%		1.51%		1.80%		1.49%		45%
0.00	(b)	12.06	(8.58	%) (c)	6,051	1.20	% (d)	4.50	% (d)	1.76	% (d)	(1.55	%) (d)	35	% (e)

0.01		7.53	(24.33	%) (c)	1,104	1.30%		18.13%		1.06%		(15.77%)		60%

0.00	(b)	7.19	(48.86%)		18,282	1.50%		1.98%		1.47%		0.99%		70%
0.00	(b)	14.41	2.94%		40,680	1.50%		1.87%		0.40%		0.03%		78%
0.00	(b)	14.39	8.33	% (c)	35,629	1.50	% (d)	2.26	% (d)	0.33	% (d)	(0.43	%) (d)	93%
0.00	(b)	13.40	28.78%		36,517	1.50%		1.98%		1.12%		0.64%		38%
0.00	(b)	10.43	4.73%		21,397	1.50%		2.12%		0.31%		(0.31%)		52%
-		9.97	35.16%		13,921	1.50%		2.39%		0.21%		(0.68%)		63%

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations			Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)	Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments		Tax Return of Capital	Total Distributions
WESTCORE FLEXIBLE INCOME FUND
Retail Class
12/31/08	$9.44	$0.56	$(3.26)	$(2.70)	$(0.62)	$(0.00)		$(0.01)	$(0.61)
12/31/07	10.41	0.66	(0.99)	(0.33)	(0.60)	(0.03)		(0.01)	(0.64)
12/31/06 (a)	9.86	0.39	0.56	0.95	(0.40)	(0.00)		(0.00)	(0.40)
05/31/06	9.97	0.74	(0.17)	0.57	(0.68)	(0.00)		(0.00)	(0.68)
05/31/05	9.76	0.71	0.17	0.88	(0.67)	(0.00)		(0.00)	(0.67)
05/31/04	9.19	0.69	0.54	1.23	(0.66)	(0.00)		(0.00)	(0.66)
Institutional Class
12/31/08	9.43	0.58	(3.27)	(2.69)	(0.63)	(0.00)		(0.01)	(0.62)
12/31/07 (f)	9.97	0.15	(0.54)	(0.39)	(0.11)	(0.03)		(0.01)	(0.15)
WESTCORE PLUS BOND FUND
Retail Class
12/31/08	10.55	0.51	(0.70)	(0.19)	(0.51)	(0.00)		(0.00)	(0.51)
12/31/07	10.54	0.55	0.01	0.56	(0.55)	(0.00)		(0.00)	(0.55)
12/31/06 (a)	10.28	0.33	0.25	0.58	(0.32)	(0.00)		(0.00)	(0.32)
05/31/06	10.70	0.57	(0.41)	0.16	(0.58)	(0.00	) (b)	(0.00)	(0.58)
05/31/05	10.62	0.59	0.14	0.73	(0.58)	(0.07)		(0.00)	(0.65)
05/31/04	10.67	0.62	(0.05)	0.57	(0.60)	(0.02)		(0.00)	(0.62)
Institutional Class
12/31/08	10.55	0.52	(0.70)	(0.18)	(0.52)	(0.00)		(0.00)	(0.52)
12/31/07 (f)	10.45	0.13	0.11	0.24	(0.14)	(0.00)		(0.00)	(0.14)
WESTCORE COLORADO TAX-EXEMPT FUND
Retail Class
12/31/08	11.04	0.42	(0.56)	(0.14)	(0.42)	(0.00)		(0.00)	(0.42)
12/31/07	11.16	0.43	(0.12)	0.31	(0.43)	(0.00)		(0.00)	(0.43)
12/31/06 (a)	11.00	0.25	0.16	0.41	(0.25)	(0.00)		(0.00)	(0.25)
05/31/06	11.32	0.42	(0.32)	0.10	(0.42)	(0.00)		(0.00)	(0.42)
05/31/05	11.23	0.41	0.10	0.51	(0.42)	(0.00)		(0.00)	(0.42)
05/31/04	11.72	0.42	(0.49)	(0.07)	(0.42)	(0.00)		(0.00)	(0.42)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 per share.
(c)	Total return not annualized for periods less than one full year.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.

See Notes to Financial Statements.

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio Of Net Investment Loss to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

$0.00	(b)	$6.12	(29.97%)		$65,043	0.85%		0.92%		6.91%		6.83%		21%
0.00	(b)	9.44	(3.45%)		207,038	0.85%		0.92%		6.30%		6.23%		21%
0.00	(b)	10.41	9.80	% (c)	269,243	0.85	% (d)	0.96	% (d)	7.34	% (d)	7.23	% (d)	15%
0.00	(b)	9.86	5.94%		171,116	0.85%		0.93%		7.44%		7.36%		25%
0.00	(b)	9.97	9.15%		163,158	0.85%		0.97%		7.12%		7.00%		22%
-		9.76	13.57%		61,302	0.85%		1.06%		7.12%		6.91%		37%

0.00	(b)	6.11	(29.89%)		748	0.74%		3.21%		7.12%		4.65%		21%
0.00	(b)	9.43	(3.89	%) (c)	1,430	0.70	% (d)	7.26	% (d)	7.34	% (d)	0.78	% (d)	21	% (e)

0.00	(b)	9.85	(1.86%)		1,069,006	0.55%		0.81%		4.98%		4.72%		54%
0.00	(b)	10.55	5.42%		1,102,647	0.55%		0.82%		5.21%		4.94%		48%
0.00	(b)	10.54	5.75	% (c)	731,616	0.55	% (d)	0.86	% (d)	5.49	% (d)	5.17	% (d)	11%
0.00	(b)	10.28	1.48%		460,509	0.55%		0.89%		5.58%		5.24%		32%
0.00	(b)	10.70	6.97%		226,609	0.55%		1.00%		5.61%		5.16%		31%
-		10.62	5.52%		86,705	0.55%		1.03%		5.79%		5.31%		50%

0.00	(b)	9.85	(1.77%)		65,263	0.46%		0.73%		5.09%		4.82%		54%
0.00	(b)	10.55	2.27	% (c)	35,516	0.44	% (d)	1.30	% (d)	5.13	% (d)	4.28	% (d)	48	% (e)

0.00	(b)	10.48	(1.34%)		67,206	0.65%		0.91%		3.85%		3.59%		16%
0.00	(b)	11.04	2.84%		57,204	0.65%		0.95%		3.84%		3.54%		14%
0.00	(b)	11.16	3.77	% (c)	55,895	0.65	% (d)	0.98	% (d)	3.87	% (d)	3.53	% (d)	8%
0.00	(b)	11.00	0.93%		55,529	0.65%		0.98%		3.77%		3.44%		22%
0.00	(b)	11.32	4.55%		59,346	0.65%		1.07%		3.68%		3.26%		33%
-		11.23	(0.59%)		50,227	0.65%		1.11%		3.67%		3.21%		7%

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust.

The Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds offer Retail Class shares.

The Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond offer Institutional Class shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Foreign Securities – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2008, all Funds were primarily invested in U.S. based issuers except Westcore International Frontier Fund. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

NOTES TO FINANCIAL STATEMENTS

The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Federal Income Taxes – For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended May 31, 2006 through December 31, 2008 for the federal jurisdiction and for the years ended May 31, 2005 through December 31, 2008 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority. In addition, for years ended May 31, 2006 through December 31, 2008, the Westcore Flexible Income Fund’s Mississippi returns are still open to examination by the appropriate taxing authority as well.

At December 31, 2008, each Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

			Expiring
	2013	2014	2015	2016	Total
Westcore Growth Fund	$–	–	–	$(17,393,501)	$(17,393,501)
Westcore MIDCO Growth Fund	–	–	–	(20,966,318)	(20,966,318)
Westcore Select Fund	–	–	–	(8,289,052)	(8,289,052)
Westcore Blue Chip Fund	–	–	–	(866,270)	(866,270)
Westcore Mid-Cap Value Fund	–	–	–	(8,929,534)	(8,929,534)
Westcore Small-Cap Opportunity Fund	–	–	–	(1,123,689)	(1,123,689)
Westcore Small-Cap Value Fund	–	–	–	(10,495,432)	(10,495,432)
Westcore Micro-Cap Opportunity Fund	–	–	–	(9,575)	(9,575)
Westcore International Frontier Fund	–	–	–	(3,157,045)	(3,157,045)
Westcore Flexible Income Fund	(18,958)	(340,539)	(775,600)	(20,260,522)	(21,395,619)
Westcore Plus Bond Fund	(130,618)	(1,089,201)	–	(5,231,790)	(6,451,609)
Westcore Colorado Tax-Exempt Fund	–	–	–	(35,227)	(35,227)

The Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, West-core Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds elect to defer to their fiscal year ending December 31, 2009, approximately $18,248,227, $11,875,218, $3,914,941, $656,372, $4,017,301, $654,858, $8,025,322, $175,692, $2,388,861, $2,280,178, $6,822,929, $55,793 of capital losses recognized during the period from November 1, 2008 to December 31, 2008, respectively. Additionally, Westcore International Frontier Fund elects to defer to its fiscal year ending December 31, 2009, approximately $3,158 of foreign currency losses recognized during the period from November 1, 2008 to December 31, 2008.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications.

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2008, each Fund recorded the following reclassifications to the accounts listed below:

	Increase (Decrease) (Over)/Undistributed Net Paid-in-Capital	Increase (Decrease) Accumulated Net Investment Income	Realized Gain/(Loss)
Westcore Growth Fund	$8	$0	$(8)
Westcore MIDCO Growth Fund	(663,772)	638,572	25,200
Westcore Select Fund	(242,530)	223,969	18,561
Westcore Blue Chip Fund	0	0	0
Westcore Mid-Cap Value Fund	(1,226)	1,227	(1)
Westcore Small-Cap Opportunity Fund	(17,871)	17,871	0
Westcore Small-Cap Value Fund	0	0	0
Westcore Micro-Cap Opportunity Fund	0	(610)	610
Westcore International Frontier Fund	(35,894)	(22,419)	58,313
Westcore Flexible Income Fund	191,606	327,753	(519,359)
Westcore Plus Bond Fund	(446,499)	(238,436)	684,935
Westcore Colorado Tax-Exempt Fund	1,031	2,559	(3,590)

The reclassifications were primarily as a result of the differing book/tax treatment of net operating losses and certain investments.

The tax character of the distributions paid during the year and the tax component of net assets were reported at the Funds’ year ended December 31, 2008.

	Year Ended December 31, 2008	Year Ended December 31, 2007
Westcore Growth Fund
Ordinary Income	$2,951,199	$2,486,832
Long-Term Capital Gain	7,114,174	13,492,927
Total	$10,065,373	$15,979,759

Westcore MIDCO Growth Fund
Ordinary Income	$371,890	$10,008,321
Long-Term Capital Gain	5,630,138	20,732,549
Total	$6,002,028	$30,740,870

Westcore Select Fund
Ordinary Income	$7,553	$2,663,061
Long-Term Capital Gain	0	859,166
Total	$7,553	$3,522,227

Westcore Blue Chip Fund
Ordinary Income	$307,736	$528,026
Long-Term Capital Gain	49,758	3,675,068
Paid In Capital	16,048	0
Total	$373,542	$4,203,094

NOTES TO FINANCIAL STATEMENTS

	Year Ended December 31, 2008	Year Ended December 31, 2007
Westcore Mid-Cap Value Fund
Ordinary Income	$595,101	$293,959
Long-Term Capital Gain	57,071	915,507
Paid-in-Capital	9,028	0
Total	$661,200	$1,209,466

Westcore Small-Cap Opportunity Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	$1,053	614,548
Total	$1,053	$614,548

Westcore Small-Cap Value Fund
Ordinary Income	$2,720,638	$1,689,906
Long-Term Capital Gain	0	997,241
Paid-in-Capital	54,127	0
Total	$2,774,765	$2,687,147

Westcore Micro-Cap Opportunity Fund (a)
Ordinary Income	$4,905	N/A
Long-Term Capital Gain	0	N/A
Total	$4,905	N/A

Westcore International Frontier Fund
Ordinary Income	$398,817	$554,632
Long-Term Capital Gain	0	544,992
Paid-in-Capital	35,894	0
Total	$434,711	$1,099,624

Westcore Flexible Income Fund
Ordinary Income	$10,402,288	$15,528,064
Long-Term Capital Gain	0	746,892
Paid-in-Capital	133,750	203,809
Total	$10,536,038	$16,478,765

Westcore Plus Bond Fund
Ordinary Income	$58,161,774	$50,950,386
Long-Term Capital Gain	0	0
Total	$58,161,774	$50,950,386

Westcore Colorado Tax-Exempt Fund
Ordinary Income	$2,724	$7,800
Tax-Exempt Income	2,342,991	2,203,445
Total	$2,345,715	$2,211,245

(a) Period from June 23, 2008 (since inception) through December 31, 2008.

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Blue Chip Fund
(Over)/Undistributed net investment income	$55,805	$0	$0	$0
Accumulated net realized gain/(loss) on investments	(35,641,728)	(32,841,536)	(12,203,993)	(1,522,642)
Net unrealized appreciation/depreciation on investments	(18,121,183)	(15,051,927)	(1,098,103)	(5,183,804)
Effect of other timing differences	(35,227)	(573,932)	(8,577)	(43,279)
Total	$(53,742,333)	$(48,467,395)	$(13,310,673)	$(6,749,725)

	Westcore Mid-Cap Value Fund	Westcore Small-Cap Opportunity Fund	Westcore Small-Cap Value Fund	Westcore Micro-Cap Opportunity Fund
(Over)/Undistributed net investment income	$0	$0	$0	$365
Accumulated net realized gain/(loss) on investments	(12,946,835)	(1,778,547)	(18,520,754)	(185,267)
Net unrealized appreciation/depreciation on investments	(13,092,854)	(6,274,376)	(66,950,242)	(214,597)
Effect of other timing differences	(7,700)	(30,645)	1,416	(13)
Total	$(26,047,389)	$(8,083,568)	$(85,469,580)	$(399,512)

	Westcore International Frontier Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
(Over)/Undistributed net investment income	$0	$0	$0	$0
Accumulated net realized gain/(loss) on investments	(5,545,906)	(28,218,548)	(8,731,787)	(91,020)
Net unrealized appreciation/depreciation on investments	(12,902,190)	(40,755,642)	(74,235,778)	(2,542,675)
Effect of other timing differences	(9,078)	(268,310)	(269,718)	(26,809)
Total	$(18,457,174)	$(69,242,500)	$(83,237,283)	$(2,660,504)

The effect of other timing differences primarily includes deferred Trustees’ compensation.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity and Westcore International Frontier Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Securities Lending – The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders’ fees. When earned, these fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Funds did not loan securities during the year ended December 31, 2008.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

NOTES TO FINANCIAL STATEMENTS

Expenses related to specific classes and the associated Fund level expenses, for the year ended December 31, 2008, were as follows:

Westcore Growth Fund
	Retail Class	Institutional Class	Fund
Administrative fee	$0	$10,005	$406,709
Shareholder servicing reimbursements	187,733	0	0
Transfer agent fees	18,382	60	16,949
Fund accounting fees and expenses	0	7,503	75,893
Registration fees	29,480	8,096	0
Other	3,923	1,138	7,450

Westcore MIDCO Growth Fund
	Retail Class	Institutional Class	Fund
Administrative fee	$0	$2,857	$254,416
Shareholder servicing reimbursements	61,470	0	0
Transfer agent fees	33,559	110	18,591
Fund accounting fees and expenses	0	566	48,392
Registration fees	17,813	7,804	0
Other	3,923	2,599	4,393

Westcore Blue Chip Fund
	Retail Class	Institutional Class	Fund
Administrative fee	$0	$5,782	$88,329
Shareholder servicing reimbursements	9,696	0	0
Transfer agent fees	7,576	91	13,016
Fund accounting fees and expenses	0	3,280	33,146
Registration fees	18,587	1,478	0
Other	3,923	1,138	2,422

Westcore Small-Cap Opportunity Fund
	Retail Class	Institutional Class	Fund
Administrative fee	$0	$10,005	$43,063
Shareholder servicing reimbursements	9,302	0	0
Transfer agent fees	7,365	56	13,554
Fund accounting fees and expenses	0	7,503	34,024
Registration fees	28,076	7,597	0
Other	3,923	1,172	3,084

Westcore Small-Cap Value Fund
	Retail Class	Institutional Class	Fund
Administrative fee	$0	$8,543	$312,588
Shareholder servicing reimbursements	111,013	0	0
Transfer agent fees	4,221	394	13,355
Fund accounting fees and expenses	0	6,038	61,604
Registration fees	32,360	8,337	0
Other	3,923	1,484	13,251

NOTES TO FINANCIAL STATEMENTS

Westcore Flexible Income Fund
	Retail Class	Institutional Class	Fund
Administrative fee	$0	$10,005	$256,292
Shareholder servicing reimbursements	108,562	0	0
Transfer agent fees	25,272	30	14,317
Fund accounting fees and expenses	0	7,503	59,857
Registration fees	23,492	7,885	0
Other	3,923	1,138	17,590
Westcore Plus Bond Fund
	Retail Class	Institutional Class	Fund
Administrative fee	$0	$7	$2,081,572
Shareholder servicing reimbursements	761,805	0	0
Transfer agent fees	193,428	1,092	66,889
Fund accounting fees and expenses	0	0	307,115
Registration fees	61,534	9,064	0
Other	3,923	2,733	55,157

When-Issued Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, liquid assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-US securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Other – For financial reporting purposes, the Funds’ investment holdings include trades executed through the end of the last business day of the period. In addition, all shareholder transactions processed through the end of the last business day of the period are included in the beneficial interest transaction amounts. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

The Funds recharacterize distributions received from Real Estate Investment Trusts (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacter-ized as ordinary income and as realized gain the amount recharacterized as capital in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and on the Statement of Investments. These recharac-terizations are reflected in the accompanying financial statements.

NOTES TO FINANCIAL STATEMENTS

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2008, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in dollars and shares of beneficial interest were as follows:

Westcore Equity Funds
	Westcore Growth Fund (a)		Westcore MIDCO Growth Fund (a)
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares issued and redeemed:
Shares sold
Retail Class	6,246,036	5,876,973	1,883,170	3,601,496
Institutional Class	47,846	207,651	4,904,044	1,517,668
Shares issued in reinvestment of distributions
Retail Class	1,302,485	1,009,681	1,187,025	3,746,271
Institutional Class	17,614	11,141	474,293	292,363
Shares redeemed
Retail Class	(9,873,842)	(8,078,805)	(9,904,576)	(7,059,646)
Institutional Class	(48,501)	(5,559)	(472,937)	(14,330)
Net increase/(decrease) in shares	(2,308,362)	(978,918)	(1,928,981)	2,083,822

	Westcore Select Fund		Westcore Blue Chip Fund (a)
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares issued and redeemed:
Shares sold
Retail Class	1,209,869	1,227,359	81,200	333,802
Institutional Class	N/A	N/A	1,774,080	466,743
Shares issued in reinvestment of distributions
Retail Class	546	195,808	18,105	269,712
Institutional Class	N/A	N/A	25,584	34,462
Shares redeemed
Retail Class	(899,685)	(645,426)	(2,162,472)	(1,394,690)
Institutional Class	N/A	N/A	(117,867)	(7,015)
Net increase/(decrease) in shares	310,730	777,741	(381,370)	(296,986)

NOTES TO FINANCIAL STATEMENTS

	Westcore Mid-Cap Value		Westcore Small-Cap Opportunity Fund (a)
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares issued and redeemed:
Shares sold
Retail Class	773,875	1,996,924	199,899	575,924
Institutional Class	N/A	N/A	21,546	92,150
Shares issued in reinvestment of distributions
Retail Class	51,482	49,731	44	15,772
Institutional Class	N/A	N/A	6	1,788
Shares redeemed
Retail Class	(2,232,329)	(1,418,497)	(301,128)	(425,369)
Institutional Class	N/A	N/A	(9,002)	(1,122)
Net increase/(decrease) in shares	(1,406,972)	628,158	(88,635)	259,143

	Westcore Small-Cap Value Fund (a)		Westcore Micro-Cap Opportunity Fund (b)
	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2008
Shares issued and redeemed:
Shares sold
Retail Class	13,890,573	10,907,998	181,937
Institutional Class	2,845,149	508,968	N/A
Shares issued in reinvestment of distributions
Retail Class	293,953	208,332	708
Institutional Class	49,994	5,037	N/A
Shares redeemed
Retail Class	(8,785,153)	(2,301,217)	(35,938)
Institutional Class	(767,311)	(12,296)	N/A
Net increase in shares	7,527,205	9,316,822	146,707

	Westcore International Frontier Fund		Westcore Flexible Income Fund (a)
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares issued and redeemed:
Shares sold
Retail Class	343,536	727,238	3,204,701	9,847,619
Institutional Class	N/A	N/A	27,582	170,306
Shares issued in reinvestment of distributions
Retail Class	49,615	58,831	1,217,655	1,558,518
Institutional Class	N/A	N/A	10,538	2,559
Shares redeemed
Retail Class	(672,666)	(438,181)	(15,738,472)	(15,325,871)
Institutional Class	N/A	N/A	(67,463)	(21,214)
Net increase/(decrease) in shares	(279,515)	347,888	(11,345,459)	(3,768,083)

NOTES TO FINANCIAL STATEMENTS

	Westcore Plus Bond Fund (a)		Westcore Colorado Tax-Exempt Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares issued and redeemed:
Shares sold
Retail Class	46,150,827	59,406,559	2,288,929	972,572
Institutional Class	4,030,784	3,400,625	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	4,727,854	4,107,516	197,432	174,640
Institutional Class	179,758	6,663	N/A	N/A
Shares redeemed
Retail Class	(46,904,600)	(28,345,201)	(1,252,578)	(971,672)
Institutional Class	(952,495)	(39,432)	N/A	N/A
Net increase in shares	7,232,128	38,536,730	1,233,783	175,540

(a) The Fund began offering Institutional Class shares on September 28, 2007.
(b) Period from June 23, 2008 (Inception date) through December 31, 2008.

4. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

Westcore Equity Funds
	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Blue Chip Fund	Westcore Mid-Cap Value Fund
As of December 31, 2008
Gross appreciation (excess of value over tax cost)	$8,026,798	$5,745,621	$2,076,548	$3,612,015	$2,755,685
Gross depreciation (excess of tax cost over value)	(26,147,981)	(20,797,548)	(3,174,651)	(8,795,819)	(15,848,539)
Net unrealized appreciation/(depreciation)	$(18,121,183)	$(15,051,927)	$(1,098,103)	$(5,183,804)	$(13,092,854)
Cost of investment for income tax purposes	$153,102,331	$102,520,284	$28,775,303	$39,733,210	$54,029,142

	Westcore Small-Cap Opportunity Fund	Westcore Small-Cap Value Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Frontier Fund
As of December 31, 2008
Gross appreciation (excess of value over tax cost)	$1,164,276	$5,956,994	$59,613	$785,263
Gross depreciation (excess of tax cost over value)	(7,438,652)	(72,907,236)	(274,210)	(13,685,473)
Net appreciation (depreciation) of foreign currency and derivatives	0	0	0	(1,980)
Net unrealized appreciation/(depreciation)	$(6,274,376)	$(66,950,242)	$(214,597)	$(12,902,190)
Cost of investment for income tax purposes	$25,221,448	$233,930,201	$1,326,223	$30,964,048

NOTES TO FINANCIAL STATEMENTS

Westcore Bond Funds
	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
As of December 31, 2008
Gross appreciation (excess of value over tax cost)	$2,604,191	$39,133,955	$1,444,997
Gross depreciation (excess of tax cost over value)	(43,359,833)	(113,369,733)	(3,987,672)
Net unrealized appreciation/(depreciation)	$(40,755,642)	$(74,235,778)	$(2,542,675)
Cost of investment for income tax purposes	$105,236,776	$1,195,821,526	$69,559,545

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Advisor” or “DenverIA” also doing business as “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, DenverIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 1.00%, 1.00%, 1.20% , 0.45%, 0.45% and 0.50% of the average net assets for Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and DenverIA are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly. DenverIA and ALPS agreed to allocate the co-administration fee as shown in the chart below. ALPS is also entitled to a minimum Trust level fee of $357,250 per annum, but no more than the amount of the administration fees paid by the Trust.

	ALPS	DenverIA	Total
First $750 million in average daily Net Assets of the Trust	0.05%	0.20%	0.25%
Next $250 million in average daily Net Assets of the Trust	0.04%	0.16%	0.20%
Net Assets greater than $1.0 billion in average daily Net
Assets of the Trust	0.025%	0.10%	0.125%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

In addition, ALPS is entitled to an Institutional Class minimum administration fee. The fee is charged directly to each Institutional Class based on the Class’ assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$ 10,000
$10,000,000 - $19,999,999	$ 7,500
$20,000,000 - $29,999,999	$ 5,000
$30,000,000 - $39,999,999	$ 2,500
Over $40,000,000	$ 0

In addition, ALPS is entitled to a minimum administration fee for Westcore Micro-Cap Opportunity Fund. The fee is charged directly to the Fund based on the Fund’s net assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$ 10,000
$10,000,000 - $19,999,999	$ 7,500
$20,000,000 - $29,999,999	$ 5,000
Over $30,000,000	$ 0

NOTES TO FINANCIAL STATEMENTS

The Trust has agreed to reimburse DenverIA for a portion of the payments it makes to certain third party intermediaries for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows (“Effective Rate”):

Trust Retail Class Transfer Agency Costs divided by the Retail Class Trust Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts to determine the reimbursement amount.

The Co-Administrators and the Advisor have contractually agreed to waive fees or reimburse expenses with respect to the Micro-Cap Opportunity Fund until at least June 23, 2009 and for each of the other Funds until at least April 29, 2009 so that the Net Annual Fund Operating Expenses for the Retail Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 1.30%, 1.30%, 1.50% , 0.85%, 0.55%, and 0.65%, respectively. Without such fee waivers, for the period January 1, 2008 to December 31, 2008 the Total Annualized Fund Operating Expenses of the Westcore Select, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.21%, 1.70%, 1.38%, 1.98%, 0.92%, 0.81% and 0.91%, respectively. Without such fee waivers, for the period June 23, 2008 to December 31, 2008 the Total Annualized Fund Operating Expenses of the Westcore Micro-Cap Opportunity Fund would be 18.13%.

The Co-Administrators and the Advisor have contractually agreed to waive fees or reimburse expenses with respect to Institutional Class shares until at least April 29, 2009. The Advisor will waive its investment advisory and/or administration fees and/or reimburse for all the ongoing class-specific expenses for the Institutional Class shares. Without such fee waivers, for the period January 1, 2008 to December 31, 2008, the Total Annualized Operating Expenses for the Institutional Class shares of the Westcore Growth, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds would be 1.90%, 2.38%, 1.51%, 3.21% and 0.73%, respectively.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS receives from the Trust a fee based on the accounts of each Fund, subject to minimum fees on both the Retail and the Institutional Classes, and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of DenverIA. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Advisor, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Advisor’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor. The Trustees agreed to pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the trustees to defer the receipt of all or a portion of trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

Shareholders individually holding more than 5% of the retail class of the Westcore Fund’s outstanding shares as of December 31, 2008, constituted 6.10% of the Westcore Select Fund; 15.40% of the Westcore Blue Chip Fund, 6.82% of the Westcore Mid-Cap Value Fund, 48.70% of the Westcore Small-Cap Opportunity Fund; 5.36% of the Westcore Small-Cap Value Fund, 69.69% of the Westcore Micro-Cap Opportunity Fund and 5.36% of the Westcore Colorado Tax-Exempt Fund. Included in the percentages above are holdings of DenverIA and/or DenverIA’s retirement savings plan representing 6.10% of the Westcore Select Fund and 38.97% of the Westcore Micro-Cap Opportunity Fund.

Shareholders individually holding more than 5% of the institutional class of the Westcore Fund’s outstanding shares as of December 31, 2008, constituted 99.47% of the Westcore Growth Fund; 77.56% of the Westcore MIDCO Growth Fund; 95.56% of the Westcore Blue Chip Fund; 99.97% of the Westcore Small-Cap Opportunity Fund; 6.34% of the Westcore Small-CapValue Fund; 99.91% of the Westcore Flexible Income Fund and 45.30% of the Westcore Plus Bond Fund. Included in the percentages above are holdings of DenverIA and/or DenverIA’s retirement savings plan representing 92.14% of the West-core Growth Fund; 24.40% of the Westcore MIDCO Growth Fund; 23.59% of the Westcore Blue Chip Fund; 52.59% of the Westcore Small-Cap Opportunity Fund; 6.34% of the Westcore Small-Cap Value Fund; 99.91% of the Westcore Flexible Income Fund and 5.82% of the Westcore Plus Bond Fund.

NOTES TO FINANCIAL STATEMENTS

6. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management of the Funds is still evaluating the impact that SFAS 161 will have on the Funds’ financial statements.

7. FAS 157 MEASUREMENTS

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. FAS 157 defines fair value, establishes a three-tier hierarchy to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances

The three-tier hierarchy is summarized as follows:

1)	Level 1 - quoted prices in active markets for identical securities

2)	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

3)	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ assets:

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* - Unrealized Appreciation (Depreciation)	Investments in Securities at Value	Other Financial Instruments* - Unrealized Appreciation (Depreciation)
	Westcore Growth Fund		Westcore MIDCO Growth Fund
Level 1 - Quoted Prices	$134,981,148	$-	$87,468,357	$-
Level 2 - Other Significant Observable Inputs	$-	$-	$-	$-
Level 3 - Significant Unobservable Inputs	$-	$-	$-	$-
Total	$134,981,148	$-	$87,468,357	$-

	Westcore Select Fund		Westcore Blue Chip Fund
Level 1 - Quoted Prices	$27,677,200	$-	$34,549,406	$-
Level 2 - Other Significant Observable Inputs	$-	$-	$-	$-
Level 3 – Significant Unobservable Inputs	$-	$-	$-	$-
Total	$27,677,200	$-	$34,549,406	$-

NOTES TO FINANCIAL STATEMENTS

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* - Unrealized Appreciation (Depreciation)	Investments in Securities at Value		Other Financial Instruments* - Unrealized Appreciation (Depreciation)
	Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
Level 1 - Quoted Prices	$40,936,288	$-		$18,947,072	$-
Level 2 - Other Significant Observable Inputs	$-	$-		$-	$-
Level 3 - Significant Unobservable Inputs	$-	$-		$-	$-
Total	$40,936,288	$-		$18,947,072	$-

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund
Level 1 - Quoted Prices	$166,979,959	$-		$1,111,626	$-
Level 2 - Other Significant Observable Inputs	$-	$-		$-	$-
Level 3 – Significant Unobservable Inputs	$-	$-		$1,111,626	$-
Total	$166,979,959	$-	$		$-

	Westcore International Frontier Fund		Westcore Flexible Income Fund
Level 1 - Quoted Prices	$10,477,464	$-		$6,179,168	$-
Level 2 - Other Significant Observable Inputs	$7,586,374	$-		$55,083,819	$-
Level 3 – Significant Unobservable Inputs	$-	$-		$3,218,147	$-
Total	$18,063,838	$-		$64,481,134	$-

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
Level 1 - Quoted Prices	$146,775,378	$-		$6,820,627	$-
Level 2 - Other Significant Observable Inputs	$-	$-		$60,196,243	$-
Level 3 – Significant Unobservable Inputs	$-	$-		$-	$-
Total	$1,121,585,748	$-		$67,016,870	$-

*  Other financial instruments include futures, forwards and swap contracts.

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2008. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

NOTES TO FINANCIAL STATEMENTS

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments (OFI)	OFI - Market Value	Investments in Securities	Other Financial Instruments (OFI)	OFI - Market Value
	Westcore Flexible Income Fund			Westcore Plus Bond Fund
Balance as of 12/31/2007	$12,882,485	$-	$-	$14,220,582	$-	$-
Realized loss	(1,841,711)	-	-	(1,875,079)	-	-
Change in unrealized appreciation/ depreciation)	(7,236,191)	-	-	(7,840,187)	-	-
Net purchases (sales)	(1,425,684)	-	-	(1,144,979)	-	-
Transfers in and/or out of Level 3	839,248	-	-	13,718,627	-	-
Balance as of 12/31/2008	$3,218,147	$-	$-	$17,078,964	$-	$-

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ from the value determined upon sale of those investments.

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2008, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Westcore Growth Fund	$411,760,670	$441,790,922
Westcore MIDCO Growth Fund	199,355,993	218,864,343
Westcore Select Fund	82,516,319	79,062,200
Westcore Blue Chip Fund	13,570,590	17,704,208
Westcore Mid-Cap Value Fund	25,886,648	45,925,754
Westcore Small-Cap Opportunity Fund	14,019,308	16,111,164
Westcore Small-Cap Value Fund	166,662,032	77,762,633
Westcore Micro-Cap Opportunity Fund	2,105,204	607,462
Westcore International Frontier Fund	21,341,263	23,941,201
Westcore Flexible Income Fund	26,346,414	91,133,443
Westcore Plus Bond Fund	706,861,089	610,952,030
Westcore Colorado Tax-Exempt Fund	18,434,168	9,147,318

NOTES TO FINANCIAL STATEMENTS

SHAREHOLDER TAX INFORMATION (UNAUDITED):

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2008.

During the year ended December 31, 2008, 99.87% of the dividend paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends. In addition, 1.83%, 92.83%, 100.00%, 3.39%, 100.00%, 100.00%, of the dividends paid by the Westcore Plus Bond Fund, the Westcore Blue Chip Value Fund, the Westcore Micro-Cap Opportunity Fund, the Westcore Flexible Income Fund, the Westcore Mid-Cap Value Fund, and the Westcore Small-Cap Value Fund from net investment income, respectively, qualify for the corporate dividends received deduction.

Also, during the fiscal year ended December 31, 2008, 1.83%, 92.24%, 100.00%, 3.39%, 100.00%, 100.00%, 100.00%, of distributions of ordinary income by the Westcore Plus Bond Fund, the Westcore Blue Chip Value Fund, the Westcore Micro-Cap Opportunity Fund, the Westcore Flexible Income Fund, the Westcore International Frontier Fund, the Westcore Mid-Cap Value Fund, and the Westcore Small-Cap Value Fund, respectively, met the requirements regarding qualified dividend income.

During the year ended December 31, 2008, the Westcore Funds paid the following distributions per share:

	Ordinary Income Dividends	Capital Gains Distributions	Paid-In Capital	Total Distributions
Retail Class:
Westcore Growth Fund	$0.183343	$0.441955	–	$0.625298
Westcore MIDCO Growth Fund	0.016019	0.242508	–	0.258527
Westcore Select Fund	0.003142	–	–	0.003142
Westcore Blue Chip Fund	0.064762	0.012043	$0.003377	0.080182
Westcore Mid-Cap Value Fund	0.169816	0.016429	0.004581	0.190826
Westcore Small-Cap Opportunity Fund	–	0.001263	–	0.001263
Westcore Small-Cap Value Fund	0.129700	–	0.001962	0.131662
Westcore Micro-Cap Opportunity Fund	0.032318	–	–	0.032318
Westcore International Frontier Fund	0.158998	–	0.014454	0.173452
Westcore Flexible Income Fund	0.610145	–	0.007847	0.617992
Westcore Plus Bond Fund	0.507579	–	–	0.507579
Westcore Colorado Tax-Exempt Fund	0.415537	–	–	0.415537

Institutional Class:
Westcore Growth Fund	0.183343	0.441955	–	$0.625298
Westcore MIDCO Growth Fund	0.016019	0.242508	–	0.258527
Westcore Blue Chip Fund	0.083310	0.012043	0.004345	0.099698
Westcore Small-Cap Opportunity Fund	–	0.001263	–	0.001263
Westcore Small-Cap Value Fund	0.136244	–	0.002061	0.138305
Westcore Flexible Income Fund	0.623842	–	0.008021	0.631863
Westcore Plus Bond Fund	0.517621	–	–	0.517621

OTHER IMPORTANT INFORMATION

APPROVAL OF AGREEMENTS

On October 16, 2008 and November 19, 2008, the Board of Trustees reviewed the Advisory Agreement between Denver Investment Advisors LLC (“DenverIA”) and the Trust (the “Agreement”).

Prior to making its determination, the Board requested, received and reviewed detailed information from DenverIA, including, among other things, information provided by a third party service comparing the performance, advisory fee and other expenses of each Fund to that of a relevant peer group and expense universe identified by such third party service. The Board also received from DenverIA and reviewed information responsive to requests from independent counsel to assist the Board in its considerations. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board’s duties and responsibilities in considering renewal of the Agreement.

During the course of its deliberations, the Board, including a majority of the Trustees who are not interested persons under the Investment Company Act of 1940 (the “Independent Trustees”), reached the following conclusions, among others, regarding DenverIA and the Agreement:

▪
Based on analysis of the information described above, the nature, extent, and quality of services performed by DenverIA are beneficial to the Funds’ shareholders, and DenverIA has the institutional capabilities to continue to deliver those services.

▪
The relative performance of the Funds was generally fair to good although several of the Funds continued to significantly lag their peers or their benchmark for certain periods. The Board discussed with DenverIA the reasons behind such results, including the steps being undertaken by DenverIA to seek to improve such performance, and was hopeful about the possibility of improved performance in the future with respect to each Fund.

▪
The management fees and other compensation paid by each Fund to DenverIA are reasonable in relation to the nature, extent and quality of services provided, the fees and expenses of each Fund’s peer group and the fees charged to other clients of DenverIA, taking into account the differing needs and characteristics of such other clients.

▪	The overall expense ratio for each Fund is reasonable, taking into account various factors such as Fund size, quality of service, performance, and contractual expense limitations (where applicable).

▪	Based on financial analyses provided by DenverIA, DenverIA was earning a profit on the Funds as a whole that was not unreasonable, although the profitability varied significantly by Fund.

▪
Under the current annual fund operating expenses, as adjusted because of the contractual expense limitations (where applicable), the Funds are equitably protected from operating expenses that would otherwise potentially be incurred in light of the lack of economies of scale at this time.

▪
The use of “soft” dollars is consistent with regulatory requirements and likely to benefit the Funds, and the other aspects of DenverIA’s investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Funds.

Based on these conclusions, without any single conclusion being dispositive, the Board determined to renew the Advisory Agreement for another year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF WESTCORE TRUST:

To the Board of Trustees and Shareholders of Westcore Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, eleven of the portfolios of Westcore Trust (the “Funds”), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the statement of assets and liabilities of Westcore Micro-Cap Opportunity Fund, a portfolio of the Funds, including the schedule of investments, as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from June 23, 2008 (inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the financial position of Westcore Micro-Cap Opportunity Fund as of December 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 23, 2008 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 27, 2009

NOTES

NOTES

NOTES

Westcore Trustees and Officers:

Jack D. Henderson, Chairman
Mary K. Anstine, Trustee
Vernon L. Hendrickson, Trustee
James B. O’Boyle, Trustee
Rick A. Pederson, Trustee
Robert L. Stamp, Trustee
Janice M. Teague, Trustee
Todger Anderson, President
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Patrick D. Buchanan, Asst. Treasurer
JoEllen L. Legg, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800-392-CORE | Financial Advisors: 800-734-WEST | Westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-392-2673; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC123

Item 2.  Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Robert Stamp as the registrant’s “audit committee financial expert.” Mr. Stamp is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $164,750 and $139,250, respectively.

(b)
Audit-Related Fees:  For the registrant’s fiscal years ended December 31, 2008 and December 31, 2007, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees:  For the registrant’s fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $40,200 and $61,890, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions, as well as the preparation of state tax returns for the Westcore Flexible Income Fund as a result of its investments in certain Master Limited Partnerships.

(d)
All Other Fees:  For the registrant’s fiscal years ended December 31, 2008 and December 31, 2007, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)
Aggregate non-audit fees of $40,200 and $61,890 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2008 and December 31, 2007, respectively.  All such services were rendered to the registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 9, 2009

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 9, 2009